SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 24, 2003


                                        EPLUS INC.
                   -----------------------------------------------------
                  (Exact name of registrant as specified in its charter)

          Delaware                     000-28926               54-1817218
          --------------               --------------          --------------
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

                  400 Herndon Parkway, Herndon, Virginia 20170
              -----------------------------------------------------
          (Address, including zip code, of principal executive office)

                                 (703) 834-5710
                                 --------------
              (Registrant's telephone number, including area code)



                                      -

Item 5.    Other Events

On July 24, 2003 ePlus inc. (the "Company") announced by press release that it had early renewed its credit facility and increased the maximum amount that can be borrowed to $45 million from the current facility. This credit facility agreement will expire on July 21, 2006. The credit facility has three participants, National City Bank, Branch Banking and Trust Company and Bank of America. Each bank has committed $15 million to the facility.

Purpose of the Credit Facility

We use the credit facility primarily for the short-term financing of inventory, receivables, and equipment prior to the sale or permanent financing provided by non-recourse loans obtained from third party lenders. As of July 24, 2004 there was no outstanding balance on this facility.

Principal Terms of the Credit Facility

Borrowings under the facility will bear interest at LIBOR plus 175 basis points or, at our option, at an alternative base rate which is the higher of (i) the prime commercial lending rate of the Administrative Agent, in its individual capacity as a bank, as announced from time to time at its head office, or (ii) the Federal Funds Rate plus 1/2 of 1% (one-half of one percent). The credit facility is secured by certain of Companys' assets such as chattel paper (including leases), receivables, inventory, and equipment. In addition, we have entered into pledge agreements for the stock of each of our Subsidiaries. The availability of the credit facility is subject to a borrowing base formula that consists of inventory, receivables, purchased assets, and leases. Availability under the credit facility may be limited by the asset value of equipment purchased by us or by terms and conditions in the credit facility agreeement. If we are unable to sell the equipment or unable to finance the equipment on a permanent basis within a certain time period, the availability of credit under the facility could be diminished or eliminated. The credit facility contains covenants relating to the following: minimum tangible net worth; cash flow coverage ratios; maximum debt to equity ratio; maximum amount of guarantees of subsidiary obligations; mergers; acquisitions; and asset sales. The credit facility is a full recourse obligation and is secured by a first priority blanket lien on all of our assets.


Exhibit Index

     The following exhibit is filed as part of this report:

     Exhibit
     Number         Item

     5.1 Text of Credit Agreement dated July 21, 2003 between ePlus inc., ePlus Group, inc., ePlus Government, inc., and ePlus Capital, inc., with National City Bank, Inc., as Agent.

     99.1           Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ePlus inc.
(Registrant)



 Date: _______________                 By: /s/ STEVEN J. MENCARINI
       July 25, 2003                   ----------------------------------------
                                       Steven J. Mencarini
                                       Chief Financial Officer

                                                                  EXECUTION COPY

--------------------------------------------------------------------------------





                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                     Among
                                   ePlus inc.

                       And its Subsidiaries Named Herein

                                      And
                   Certain Banking Institutions Named Herein
                                      With
                               NATIONAL CITY BANK
                            As Administrative Agent
                      BRANCH BANKING AND TRUST OF VIRGINIA
                              As Syndication Agent
                             BANK OF AMERICA, N.A.
                             As Documentation Agent
                                     dated
                                     as of
                                 July 21, 2003





--------------------------------------------------------------------------------


                                Table of Contents

1.       CERTAIN DEFINITIONS.....................................................................................1

         1.1      Definitions....................................................................................1

         1.2      Accounting Terms..............................................................................17

2.       THE CREDIT.............................................................................................17

         2.1      The Loans.....................................................................................17

                  (a)      Loans; Commitment....................................................................17

                  (b)      Interest Rate Options................................................................18

                  (c)      Maximum Loans Outstanding............................................................18

                  (d)      Minimum Loan Amount..................................................................18

                  (e)      Commitment Percentages...............................................................18

                  (f)      Reborrowing..........................................................................18

                  (g)      Several Obligations..................................................................18

         2.2      The Notes.....................................................................................19

         2.3      Funding Procedures............................................................................19

                  (a)      Requests for Advance.................................................................19

                  (b)      Irrevocability.......................................................................20

                  (c)      Availability of Funds................................................................20

                  (d)      Funding Assumptions..................................................................20

                  (e)      Funding of Net Amount................................................................20

         2.4      Interest......................................................................................21

                  (a)      Alternate Base Rate..................................................................21

                  (b)      LIBO Rate............................................................................21

                  (c)      Renewals and Conversions of Loans....................................................21

                  (d)      Automatic Reinstatement..............................................................21

                  (e)      Default Rate.........................................................................22

         2.5      Swing Line Loans..............................................................................22

         2.6      Procedure for Swing Line Borrowing; Refunding of Swing Line Loans.............................22

         2.7      Fees..........................................................................................24

                  (a)      Structuring and Arranging Fee; Administrative Fee; Upfront Fee.......................24

                  (b)      Commitment Fee.......................................................................24

         2.8      Reduction or Termination of Commitment........................................................24

                                      i


                  (a)      Voluntary Reduction or Termination...................................................24

                  (b)      Credit Termination Date Acceleration.................................................24

         2.9      Loan Prepayments (Optional and Mandatory).....................................................24

                  (a)      Base Rate Loans......................................................................24

                  (b)      LIBO Rate Loans......................................................................24

                  (c)      Mandatory Prepayments................................................................25

         2.10     Payments......................................................................................25

                  (a)      Base Rate Loans......................................................................25

                  (b)      LIBO Rate Loans......................................................................25

                  (c)      Form of Payments, Application of Payments, Payment Administration, Etc...............25

                  (d)      Net Payments.........................................................................25

                  (e)      Prepayment of LIBO Rate Loans........................................................26

                  (f)      Demand Deposit Account...............................................................26

         2.11     Changes in Circumstances; Yield Protection....................................................26

         2.12     Illegality....................................................................................28

3.       REPRESENTATIONS AND WARRANTIES.........................................................................28

         3.1      Organization, Standing........................................................................28

         3.2      Corporate Authority, Validity, Etc............................................................29

         3.3      Litigation....................................................................................29

         3.4      ERISA.........................................................................................29

         3.5      Financial Statements..........................................................................30

         3.6      Not in Default, Judgments, Etc................................................................30

         3.7      Taxes.........................................................................................30

         3.8      Permits, Licenses, Etc........................................................................30

         3.9      No Materially Adverse Contracts, Etc..........................................................30

         3.10     Compliance with Laws, Etc.....................................................................31

                  (a)      Compliance Generally.................................................................31

                  (b)      Hazardous Wastes, Substances and Petroleum Products..................................31

         3.11     Solvency......................................................................................31

         3.12     Subsidiaries, Etc.............................................................................31

         3.13     Title to Properties, Leases...................................................................31

         3.14     Public Utility Holding Company; Investment Company............................................32

                                      ii


         3.15     Margin Stock..................................................................................32

         3.16     Use of Proceeds...............................................................................32

         3.17     Disclosure Generally..........................................................................32

         3.18     No Material Adverse Change....................................................................32

         3.19     Insurance.....................................................................................32

4.       CONDITIONS PRECEDENT...................................................................................33

         4.1      All Loans.....................................................................................33

                  (a)      Documents............................................................................33

                  (b)      Compliance Certificate...............................................................33

                  (c)      Borrowing Base Certificate...........................................................33

                  (d)      Covenants; Representations...........................................................33

                  (e)      Defaults.............................................................................33

                  (f)      Material Adverse Change..............................................................33

         4.2      Conditions to First Loan......................................................................33

                  (a)      Articles, Bylaws.....................................................................33

                  (b)      Evidence of Authorization............................................................33

                  (c)      Legal Opinions.......................................................................34

                  (d)      Incumbency...........................................................................34

                  (e)      Note.................................................................................34

                  (f)      Documents............................................................................34

                  (g)      Lien Searches........................................................................34

                  (h)      Due Diligence........................................................................34

                  (i)      Pledged Stock; Stock Power...........................................................34

                  (j)      Filings, Registrations, and Recordings...............................................34

                  (k)      Consents.............................................................................35

                  (l)      Insurance............................................................................35

                  (m)      Other Agreements.....................................................................35

                  (n)      Fees, Expenses.......................................................................35

                  (o)      Collateral Field Audit...............................................................35

5.       AFFIRMATIVE COVENANTS..................................................................................35

         5.1      Financial Statements and Reports..............................................................35

                  (a)      Annual Statements....................................................................35

                  (b)      Quarterly Statements.................................................................36

                                      iii


                  (c)      Compliance Certificate...............................................................36

                  (d)      Budgets and Projections..............................................................36

                  (e)      No Default...........................................................................36

                  (f)      Collateral Field Audit...............................................................37

                  (g)      ERISA................................................................................37

                  (h)      Material Changes.....................................................................37

                  (i)      Other Information....................................................................37

                  (j)      Monthly Borrowing Base Certificate...................................................37

                  (k)      Monthly Accounts Receivable Aging Report.............................................37

                  (l)      Quarterly Inventory Report...........................................................37

                  (m)      Quarterly Residuals Report...........................................................37

         5.2      Corporate Existence...........................................................................37

         5.3      ERISA.........................................................................................38

         5.4      Compliance with Regulations...................................................................38

         5.5      Conduct of Business; Permits and Approvals, Compliance with Laws..............................38

         5.6      Maintenance of Property; Insurance............................................................38

         5.7      Payment of Debt; Payment of Taxes, Etc........................................................38

         5.8      Notice of Events..............................................................................39

         5.9      Inspection Rights.............................................................................39

         5.10     Generally Accepted Accounting Principles......................................................40

         5.11     Compliance with Material Contracts............................................................40

         5.12     Use of Proceeds...............................................................................40

         5.13     Further Assurances............................................................................40

         5.14     Restrictive Covenants in Other Agreements.....................................................40

         5.15     Hedge Agreements..............................................................................40

6.       NEGATIVE COVENANTS.....................................................................................41

         6.1      Consolidation and Merger......................................................................41

         6.2      Debt..........................................................................................41

         6.3      Liens.........................................................................................41

         6.4      Guarantees....................................................................................41

         6.5      Margin Stock..................................................................................41

         6.6      Acquisitions and Investments..................................................................41

         6.7      Transfer of Assets; Nature of Business........................................................42

                                      iv

         6.8      Restricted Payments...........................................................................42

         6.9      Change of Management..........................................................................42

         6.10     Limitation on Capital Expenditures............................................................42

         6.11     Limitation on Optional Payments and Modification of Indebtedness..............................42

         6.12     Accounting Change.............................................................................42

         6.13     Transactions with Affiliates..................................................................43

         6.14     Restriction on Amendment of This Agreement....................................................43

         6.15     Restriction on Hedge Arrangements.............................................................43

         6.16     Restriction on Mexican Subsidiary.............................................................43

         6.17     Restriction on Transfers from Borrowers to Non-Borrower Subsidiaries of Borrowers.............43

7.       FINANCIAL COVENANTS....................................................................................44

         7.1      Maximum Recourse Leverage.....................................................................44

         7.2      Maximum Recourse Debt to EBITDA...............................................................44

         7.3      Interest Coverage Ratio.......................................................................44

         7.4      Minimum Net Worth.............................................................................44

         7.5      Borrowing Base................................................................................44

         7.6      Delinquency of Portfolio......................................................................44

                  (a)      Asset Management Contracts...........................................................45

                  (b)      Buy-Sell Contracts...................................................................45

                  (c)      Lease Portfolio......................................................................45

8.       DEFAULT................................................................................................45

         8.1      Events of Default.............................................................................45

                  (a)      Payments.............................................................................45

                  (b)      Covenants............................................................................45

                  (c)      Representations and Warranties.......................................................45

                  (d)      Bankruptcy...........................................................................46

                  (e)      Certain Other Defaults...............................................................46

                  (f)      Judgments............................................................................46

                  (g)      Attachments..........................................................................46

                  (h)      Change of Management.................................................................47

                  (i)      Security Interests...................................................................47

                  (j)      Material Adverse Change..............................................................47

                                      v

                  (k)      ERISA................................................................................47

9.       COLLATERAL.............................................................................................48

         9.1      Collateral....................................................................................48

10.      ADMINISTRATIVE AGENT...................................................................................48

         10.1     Appointment and Authorization.................................................................48

         10.2     Duties and Obligations........................................................................48

         10.3     The Administrative Agent as a Bank............................................................49

         10.4     Independent Credit Decisions..................................................................49

         10.5     Indemnification...............................................................................49

         10.6     Successor Administrative Agent................................................................50

         10.7     Allocations Made By the Administrative Agent..................................................50

11.      MISCELLANEOUS..........................................................................................50

         11.1     Waiver........................................................................................50

         11.2     Amendments....................................................................................51

         11.3     Governing Law.................................................................................51

         11.4     Participations and Assignments................................................................51

         11.5     Captions......................................................................................52

         11.6     Notices.......................................................................................52

         11.7     Sharing of Collections, Proceeds and Set-Offs; Application of Payments........................52

         11.8     Expenses; Indemnification.....................................................................53

         11.9     Survival of Warranties and Certain Agreements.................................................53

         11.10    Severability..................................................................................54

         11.11    Banks' Obligations Several; Independent Nature of Banks' Rights...............................54

         11.12    No Fiduciary Relationship.....................................................................54

         11.13    CONSENT TO JURISDICTION AND SERVICE OF PROCESS................................................54

         11.14    WAIVER OF JURY TRIAL..........................................................................54

         11.15    Counterparts; Effectiveness...................................................................55

         11.16    Use of Defined Terms..........................................................................55

         11.17    Offsets.......................................................................................55

         11.18    Entire Agreement..............................................................................55

         11.19    Rights of Banks...............................................................................55

         11.20    2000 Credit Agreement.........................................................................56

SCHEDULES AND EXHIBITS


SCHEDULE 1                   DISCLOSURE SCHEDULES
SCHEDULE 2                   APPLICABLE MARGINS, COMMITMENT FEE
EXHIBIT A                    SUBSIDIARIES
EXHIBIT B                    BANKS' LOAN COMMITMENTS AND PERCENTAGES
EXHIBIT C                    NOTES
EXHIBIT D                    BORROWING BASE CERTIFICATE
EXHIBIT E                    SECURITY AGREEMENT
EXHIBIT F                    PLEDGE AGREEMENT
EXHIBIT G                    COMPLIANCE CERTIFICATE
EXHIBIT H                    ACCOUNTS RECEIVABLE AGING REPORT
EXHIBIT I                    QUARTERLY INVENTORY REPORT
EXHIBIT J                    RESIDUALS REPORT

                  Second Amended and Restated Credit Agreement

     This Second Amended and Restated Credit Agreement, dated as of July 21, 2003 (this "Agreement"), is entered into by and among ePlus inc., a Delaware corporation, each of its subsidiaries that are signatories hereto and named in Exhibit A attached hereto and such other entities that hereafter become a subsidiary and are added to Exhibit A (collectively, the "Borrowers" and individually, a "Borrower"), National City Bank, a national banking association, as administrative agent for the Banks under this Agreement ("Administrative Agent"), the other banking institution signatories hereto and named in Exhibit B attached hereto, and such other institutions that hereafter become a "Bank" pursuant to Sec. 11.4 hereof (collectively, the "Banks" and individually, a "Bank").

                              Preliminary Statement

     WHEREAS, the parties hereto desire to amend and restate the 2001 Credit Agreement (which amended and restated in their entirety the 2000 Credit Agreement and the 1998 Credit Agreement) (defined below)) in its entirety by entering into this Agreement.

     WHEREAS, the Borrowers desire to have available to them a line of credit facility the proceeds of which may be used for general corporate purposes.

     WHEREAS, the Borrowers have requested that the Banks continue such credit facility and make loans to the Borrowers under the terms and conditions hereinafter set forth.

     WHEREAS, the Banks are willing to continue such credit facility and to make loans to the Borrowers under the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and promises hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

                             1. Certain Definitions

          1.1 Definitions.

          "1998 Credit Agreement" shall mean the Credit Agreement dated December 18, 1998, as amended, among MLC Holdings, Inc., MLC Group, Inc. and MLC Federal, Inc., certain banking institutions named therein and First Union National Bank, as Agent.

          "1998 Pledge Agreement" shall mean the Pledge Agreement dated December 18, 1998, as amended, made by MLC Holdings, Inc. in favor of First Union National Bank, as Agent.

          "1998 Security Agreement" shall mean the Security Agreement dated December 18, 1998, as amended, among MLC Holdings, Inc., MLC Group, Inc. and MLC Federal, Inc., and First Union National Bank, as Agent.

          "2000 Credit Agreement" shall mean the Credit Agreement, dated as of December 15, 2000, among the Borrowers, the Administrative Agent and the banking institutions named therein, which 2000 Credit Agreement amended and restated in its entirety the 1998 Credit Agreement.

          "2001 Credit Agreement" shall mean the Amended and Restated Credit Agreement, dated as of January 19, 2001, among the Borrowers, the Administrative Agent and the banking institutions named therein, which 2001 Credit Agreement amended and restated in its entirety the 2000 Credit Agreement.

          "Accounts Receivable Aging Report" shall mean a report substantially in the form of Exhibit H hereto.

          "Additional Amount" shall have the meaning set forth in Sec. 2.10(e).

          "Administrative Agent" shall mean National City Bank and any successor thereto.

          "Affiliate" shall mean (i) MLC/CLC LLC, a Virginia limited liability company and (ii) any Person: (a) which directly or indirectly controls, or is controlled by, or is under common control with any Borrower; (b) which directly or indirectly beneficially owns or holds five percent (5%) or more of any class of voting stock of any Borrower; or (c) five percent (5%) or more of whose voting stock is directly or indirectly beneficially owned or held by any Borrower. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

          "Aggregate Loan Commitment" shall have the meaning set forth in Sec. 2.1(a).

          "Agreement"   shall   mean  this   Credit   Agreement,   as   amended,
          supplemented, modified, replaced, substituted for or restated from time to time and all exhibits and schedules attached hereto.

          "Alternate Base Rate" shall mean, for any day, the higher of (i) the prime commercial lending rate of the Administrative Agent, in its individual capacity as a bank, as announced from time to time at its head office, or (ii) the Federal Funds Rate plus 1/2 of 1% (one-half of one percent), in either case calculated on a basis of the number of days elapsed in a year of 360 days.

          "AMC Inventory and Equipment" shall mean new or used items of Inventory or Equipment purchased by a Borrower for sale or lease to any AMC Party under an Asset Management Contract. Once an item of AMC Inventory and Equipment has been sold or leased by such Borrower to an AMC Party, such item shall no longer be an item of AMC Inventory and Equipment but, instead, shall result in the creation of either a Receivable or a Lease.

          "AMC Parties"  shall mean those entities which become parties to Asset
          Management   Contracts,   unless   and  until   disqualified   by  the
          Administrative Agent in its sole discretion.

          "Applicable  Borrowing  Margin"  shall have the  meanings set forth in
          Schedule 2 attached to this Agreement as it pertains to Base Rate Loans and LIBO Rate Loans.

          "Asset Management Contracts" shall mean those leases and contracts which are entered into in the ordinary course of business between a Borrower and the AMC Parties pursuant to which such Borrower may supply an AMC Party with technology and other equipment. In order to qualify as an Asset Management Contract, the lease or contract must specifically identify the equipment supplied to the AMC Party and must absolutely obligate the AMC Party to purchase or lease the identified equipment from such Borrower by a date certain.

          "Available Credit Commitment" shall mean, as to any Bank at any time, an amount equal to the excess, if any, of (a) such Bank's Loan Commitment then in effect over (b) such Bank's Loans outstanding and such Bank's Commitment Percentage of the Swing Line Loans then outstanding; provided, that in calculating the Bank's Loan Commitment for the purpose of determining such Bank's unused portion of its Loan Commitment pursuant to Sec2.7, the Bank's Commitment Percentage of the Swing Line Loans then outstanding shall be deemed to be zero.

          "Bank" or "Banks" shall mean have the meaning set forth in the preamble.

          "Base Rate Loans" shall mean Loans for which the applicable rate of interest is based upon the Alternate Base Rate.

          "Borrowing Base" shall mean: (i) with respect to Leases, in each case, the lesser of 95% of the cost of the Equipment subject to the Eligible Lease or 95% of the Net Present Value of Lease Payments applicable to the Lease; (ii) with respect to Receivables, 90% of Eligible Receivables; (iii) with respect to AMC Inventory and Equipment, 95% of the cost to the applicable Borrower of the Eligible AMC Inventory and Equipment, net of all rebates, allowances and credits; (iv) with respect to Non-AMC Inventory and Equipment, 90% of the cost to the applicable Borrower of the Eligible Non-AMC Inventory and Equipment up to the lesser of $5,000,000, net of all rebates, allowances and credits, or 50% of the aggregate Borrowing Base; and (v) with respect to Residuals, 25% of the net present value of Residuals up to the lesser of $5,000,000 or 25% of the aggregate Borrowing Base. No item shall be included in the Borrowing Base unless and until the vendor/manufacturer of the Equipment or underlying Equipment, as applicable, has been paid in full.

          "Borrowing Base Certificate" shall mean a certificate in substantially the form attached hereto as Exhibit D which shall be signed by the chief financial officer, treasurer or controller of ePlus inc.

          "Business Day" shall mean any day other than a Saturday, Sunday, or other day on which commercial banks in Philadelphia are authorized or required to close under the laws of the Commonwealth of Pennsylvania or the State of Ohio.

          "Buy-Sell Contracts" shall mean those agreements which are entered into in the ordinary course of business between a Borrower and a purchaser with respect to specified equipment owned by that Borrower.

          "Capital Expenditure" shall mean for any period, with respect to any person, the aggregate of all expenditures by such Person and its Subsidiaries for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period for its use) which should be capitalized under GAAP on a consolidated balance sheet of such Person and its Subsidiaries.

          "Capital Lease" shall mean all lease obligations of any Person for any property (whether real, personal or mixed) which have been or should be capitalized on the books of the lessee in accordance with GAAP.

          "Capital Stock" shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

          "Change of Management" shall mean if any of the following Persons cease to hold their following current positions at ePlus inc.: (i) Phillip G. Norton as Chairman of the Board of Directors or (ii) Bruce Bowen as Executive Vice President.

         "Closing Date" shall mean the date of this Agreement.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and all rules and regulations with respect thereto in effect from time to time.

          "Collateral" shall have the meaning set forth in ss. 9.1.

          "Commitment Fee" shall have the meaning set forth in ss. 2.7(b).

          "Commitment  Percentage"  shall  have  the  meaning  set  forth in ss.
          2.1(e).

          "Commitment Period" shall mean the period beginning on the Closing Date and ending on the Credit Termination Date.

          "Compliance  Certificate"  shall  have the  meaning  set  forth in ss.
          4.1(b).

          "Credit Termination Date" shall have the meaning set forth in ss. 2.2.

          "Debt" shall mean, as of any date of determination with respect to the Borrowers, without duplication, (i) all items which in accordance with Generally Accepted Accounting Principles would be included in determining total liabilities as shown on the liability side of a balance sheet of the Borrowers as of the date on which Debt is to be determined, (ii) all indebtedness of others with respect to which any Borrower has become liable by way of a guarantee or endorsement (other than for collection or deposit in the ordinary course of business),
          (iii) all contingent liabilities of the Borrowers, and (iv) lease obligations that, in conformity with GAAP, have been capitalized on the Borrowers' balance sheet.

          "Default Rate" on any Loan shall mean 2% per annum above the Alternate Base Rate plus Applicable Borrowing Margin then in effect.

          "Dollars" shall mean the lawful currency of the United States of America.

          "EBIT" shall mean the sum of (i) net income, plus (ii) amounts deducted for interest and taxes, minus (iii) income from extraordinary items.

          "EBITDA" shall mean the sum of (i) net income, plus (ii) amounts deducted for interest, taxes, depreciation and amortization, minus
          (iii) income from extraordinary items.

          "Eligible AMC Inventory and Equipment" shall mean all AMC Inventory and Equipment so long as: (i) the relevant Asset Management Contract has not been terminated; (ii) the relevant AMC Party is in compliance with its obligations under its Asset Management Contract; (iii) the relevant AMC Party has not notified any Borrower that such Borrower or any other Borrower is in default of any of its obligations under the Asset Management Contract; (iv) the AMC Inventory and Equipment is not subject to any prior assignment, claim, lien, security interest or other limitation on the absolute title of the applicable Borrower thereto; (v) the item of AMC Inventory and Equipment constitutes Collateral as defined in the Security Agreement; (vi) the item of AMC Inventory or Equipment has not been part of the Borrowing Base for more than 90 days; (vii) the item of AMC Inventory or Equipment is specifically confirmed to be the subject of a Lease which is to be executed and delivered in connection therewith; and (viii) no invoice has been rendered in connection with said Inventory or Equipment for reimbursement of monies disbursed by any Borrower with respect to a purchase order on the basis that Lease Documents have not been or are not expected to be entered into with respect to the assets relating to that purchase order. In addition, the aggregate of all Eligible AMC Inventory and Equipment for any one account debtor/lessee or group of affiliated account debtors/lessees which is included in the Collateral shall not at any time exceed: (i) $15,000,000 for Investment Grade Credits; and (ii) $3,000,000 for Non-Investment Grade Credits.

          "Eligible Lease" shall mean a Lease in which: (i) a Borrower is the sole lessor; (ii) the Lease arose in the ordinary course of business of such Borrower; (iii) the lessee is not an Affiliate of any Borrower; (iv) the Equipment has been delivered to and accepted by the lessee and is currently subject to the Lease; (v) neither the Lease nor the related Equipment is subject to any prior assignment, claim, lien, security interest or other limitation on the absolute title of the applicable Borrower thereto; (vi) the Lease payments are not more than 60 days past due with respect to any payment required thereby (Lease payments in respect of a newly effective Lease shall not be deemed 60 days past due until 60 days have elapsed since the effective date of the Lease); (vii) the Lease provides that the obligations of the lessee to make payments thereunder are absolute; (viii) the Lease is freely assignable; (ix) the Lease is not subject to any defense of the lessee; (x) the lessee is not the subject of an bankruptcy, reorganization or similar proceedings and is not insolvent; (xi) the Lease is with a lessee/account debtor which is not located outside of the United States of America; (xii) the Lease has not been part of the Borrowing Base for more than 12 months; (xiii) the initial term of the Lease does not exceed 72 months, provided, however, that a Lease with an initial term exceeding 72 months shall be eligible for inclusion in the Borrowing Base upon the prior written consent of the

          Administrative Agent, which consent will be granted in the Administrative Agent's sole discretion; and (xiv) the Lease and the Equipment being leased constitute Collateral as defined in the Security Agreement. In addition, the aggregate of all Eligible Receivables and Eligible Leases for any one account debtor/lessee or group of affiliated account debtors/lessees which is included in the Collateral shall not at any time exceed: (i) $15,000,000 for Investment Grade Credits; and (ii) $5,000,000 for Non-Investment Grade Credits.

          "Eligible Non-AMC Inventory and Equipment" shall mean all Non-AMC Inventory and Equipment so long as: (i) such Non-AMC Inventory and Equipment has a wholesale value equal to or greater than the cost of same to the applicable Borrower; (ii) such Non-AMC Inventory and Equipment is not subject to any prior assignment, claim, lien, security interest or other limitation on the absolute title of the applicable Borrower thereto; (iii) the item of Non-AMC Inventory or Equipment has not been part of the Borrowing Base for more than 90 days; (iv) the item of Non-AMC Inventory or Equipment is specifically confirmed to be the subject of a Lease which is to be executed and delivered in connection therewith; and (v) such Non-AMC Inventory and Equipment constitutes Collateral as defined in the Security Agreement. In addition, the aggregate of all Non-AMC Inventory and Equipment intended for use by any one account debtor/lessee or group of affiliated account debtors/lessees which is included in the Collateral shall not at any time exceed shall not at any time exceed $2,500,000.

          "Eligible Receivable" shall mean any Receivables with respect to which: (i) a Borrower is the sole account creditor; (ii) the Receivable arose in the ordinary course of business of the applicable Borrower or ePlus Technology inc.; (iii) if originated by ePlus Technology, Inc., such Receivable and all rights of the account creditor thereunder have been irrevocably assigned to a Borrower by ePlus Technology inc.; (iv) the account debtor is not an Affiliate of any Borrower; (v) the goods giving rise to the Receivable have been delivered to and accepted by the account debtor; (vi) the Receivable is not subject to any prior assignment, claim, lien, security interest or other limitation on the absolute title of the applicable Borrower thereto; (vii) in the case of Receivables not involving AMC Inventory and Equipment or Non-AMC Inventory and Equipment, the Receivable is not more than 30 days past due pursuant to the contractual agreement of the parties, excluding any amendments thereto for the purpose of extending the due date; (viii) not more than 120 days have elapsed since the date the vendor/manufacturer was paid, in the case of AMC Inventory and Equipment or Non-AMC Inventory and Equipment and not more than 30 days have elapsed since the date of the invoice to the obligor in respect of said Receivable which is no longer included in the Borrowing Base as Eligible AMC Inventory and Equipment or as Eligible Non-AMC Inventory and Equipment; (ix) the Receivable is not subject to any defense of the account debtor; (x) the Receivable is freely assignable; (xi) the Receivable is not questionable as to collectibility; (xii) the account debtor is not the subject of any bankruptcy, reorganization or similar proceeding and is not insolvent;
          (xiii) the Receivable is with an account debtor which is not located outside of the United States of America; (xiv) the Receivable does not have a due date longer than 60 days from the date of provision of the goods to the account debtor; and (xv) the Receivable constitutes Collateral as defined in the Security Agreement. In addition, the aggregate of all Eligible Receivables and Eligible Leases for any one account debtor/lessee or group of affiliated account debtors/lessees which is included in the Collateral shall not at any time exceed: (i) $15,000,000 for Investment Grade Credits; and (ii) $4,000,000 for Non-Investment Grade Credits. No amount payable with respect to a Lease shall be deemed an Eligible Receivable. For purposes of clarification, the amount of an Eligible Receivable assigned to a Borrower by ePlus Technology, inc. shall be the amount collectible thereunder and not the cost thereof.

          "Environmental Control Statutes" shall mean each and every applicable federal, state, county or municipal environmental statute, ordinance, rule, regulation, order, directive or requirement, together with all successor statutes, ordinances, rules, regulations, orders, directives or requirements, of any Governmental Authority, including without limitation laws in any way related to Hazardous Substances.

          "Equipment" shall mean new and used equipment purchased by a Borrower from Persons for lease to unaffiliated Persons. The term "Equipment" also shall include all items shown on the original purchase invoice including computer software, installation charges and training.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

          "ERISA Affiliate" shall mean any corporation which is a member of the same controlled group of corporations as any Borrower within the meaning of ss. 414(b) of the Code, or any trade or business which is under common control with any Borrower within the meaning of ss. 414(c) of the Code.

          "Event of Default" shall have the meaning set forth in ss. 8.1.

          "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day.

          "Fee Letter" shall mean the Fee Letter, dated July 16, 2003, between ePlus inc. and the Administrative Agent, as the same may be amended, supplemented, replaced or otherwise modified from time to time in accordance with this Agreement.

          "Fiscal Quarter" shall mean a fiscal quarter of the Borrowers, which shall be any quarterly period ending on March 31, June 30, September 30 or December 31 of any year.

          "Fiscal Year" shall mean a fiscal year of the Borrowers, which shall end on the last day of March in each year.

          "Generally Accepted Accounting Principles" or "GAAP" shall mean generally accepted accounting principles as in effect from time to time in the United States, consistently applied.

          "GAAP Net Worth" shall mean, as calculated in accordance with GAAP, the sum of capital stock, plus paid-in capital, plus retained earnings minus treasury stock.

          "Governmental Authority" shall mean the federal, state, county or municipal government, or any department, agency, bureau or other similar type body obtaining authority therefrom or created pursuant to any laws, including without limitation Environmental Control Statutes.

          "Hazardous Substances" shall mean without limitation, any regulated substance, toxic substance, hazardous substance, hazardous waste, pollution, pollutant or contaminant, as defined or referred to in the Resource Conservation and Recovery Act, as amended, 15 U.S.C., ss.2601 et seq.; the Comprehensive Environmental Response, Compensation and Liability Act, 33 U.S.C. ss.1251 et seq.; the federal underground storage tank law, Subtitle I of the Resource Conservation and Recovery Act, as amended, P.L. 98-616, 42 U.S.C. ss.6901 et seq.; together with any amendments thereto, regulations promulgated thereunder and all substitutions thereof, as well as words of similar purport or meaning referred to in any other federal, state, county or municipal environmental statute, ordinance, rule or regulation.

          "Hedge Arrangement" means for any period for any Person any arrangement or transaction between such Person and any other Person which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, interest rate option, forward foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of such transactions or arrangements) designed to protect or mitigate against risks in interest, currency exchange or commodity price fluctuations.

          "Indebtedness for Borrowed Money" shall mean (i) all indebtedness, liabilities, and obligations, now existing or hereafter arising, for money borrowed, whether or not evidenced by any note, indenture, or agreement (including, without limitation, the Notes and any indebtedness for money borrowed from an Affiliate) and (ii) all indebtedness of others for money borrowed (including indebtedness of an Affiliate) with respect to which any Borrower has become liable by way of a guarantee or indemnity.

          "Indemnitee" shall have the meaning set forth in ss. 11.8.

          "Intangible Assets" shall mean all assets which would be classed as intangible assets under GAAP consistently applied, including, without limitation, goodwill (whether representing the excess of cost over book value of assets acquired or otherwise), patents, trademarks, trade names, copyrights, franchises, and deferred charges (including, without limitation, unamortized debt discount and expense, organization costs, and research and development costs). For purposes of this definition, prepayments of taxes, license fees and other expenses shall not be deemed Intangible Assets.

          "Interest Period" shall mean with respect to any LIBO Rate Loan, each period commencing on the date any such Loan is made, or, with respect to a LIBO Rate Loan being renewed, the last day of the next preceding Interest Period with respect to a LIBO Rate Loan, and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day of the calendar month) in the first, second, third or sixth calendar month thereafter as selected under the procedures specified in ss. 2.3 if the Banks are then offering LIBO Rate Loans for such period; provided that each LIBO Rate Loan Interest Period which would otherwise end on a day which is not a Business Day (or, for purposes of Loans to be repaid on a London Business Day, such day is not a London Business Day) shall end on the next succeeding Business Day (or London Business Day, as appropriate) unless such next succeeding Business Day (or London Business Day, as appropriate) falls in the next succeeding calendar month, in which case the Interest Period shall end on the next preceding Business Day (or London Business Day, as appropriate).

          "Inventory" shall mean new and used goods purchased by a Borrower from Persons for sale to unaffiliated Persons. The term "inventory" also shall include all items shown on the original purchase invoice including computer software, installation charges and training.

          "Investment" in any Person shall mean (a) the acquisition (whether for cash, property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of such Person; (b) any deposit with, or advance, loan or other extension of credit to, such Person (other than any such deposit, advance, loan or extension of credit having a term not exceeding 90 days in the case of unaffiliated Persons and 120 days in the case of Affiliates representing the purchase price of inventory or supplies purchased in the ordinary course of business) or guarantee or assumption of, or other contingent obligation with respect to, Indebtedness for Borrowed Money or other liability of such Person; (c) any capital contribution to any Person; and (d) (without duplication of the amounts included in (a),(b) and (c)) any amount that may, pursuant to the terms of such investment, be required to be paid, deposited, advanced, lent or extended to or guaranteed or assumed on behalf of such Person.

          "Investment Grade Credit" shall mean any account debtor/lessee of any Borrower which is rated BBB- or higher by Standard & Poor's or Baa3 or higher by Moody's.

          "Lease" shall mean any lease of Equipment (or conditional sales agreement or similar financing arrangement) made by a Borrower, as lessor.

          "Lease Documents" shall mean a schedule referencing assets described in a purchase order and the master lease agreement incorporated therein by reference.

          "LIBO Rate" shall mean, for the applicable Interest Period, (i) the rate, rounded upwards to the next one-sixteenth of one percent, determined by the Administrative Agent three London Business Days prior to the date of the corresponding LIBO Rate Loan, at which the Administrative Agent is offered deposits in dollars at approximately 11:00 A.M., London time by leading banks in the interbank Eurodollar or eurocurrency market for delivery on the date of such Loan in an amount and for a period comparable to the amount and Interest Period of such Loan and in like funds, divided by (ii) a number equal to one (1.0) minus the LIBO Rate Reserve Percentage. The LIBO Rate shall be adjusted automatically with respect to any LIBO Rate Loan outstanding on the effective date of any change in the LIBO Rate Reserve Percentage, as of such effective date. LIBO Rate shall be calculated on the basis of the number of days elapsed in a year of 360 days.

          "LIBO Rate Loans" shall mean Loans accruing interest based on the LIBO Rate.

          "LIBO Rate Reserve Percentage" shall mean, for any LIBO Rate Loan for any Interest Period therefore, the daily average of the stated maximum rate (expressed as a decimal) at which reserves (including any marginal, supplemental, or emergency reserves) are required to be maintained during such Interest Period under Regulation D by the Administrative Agent against "Eurocurrency liabilities" (as such term is used in Regulation D) but without benefit of credit proration, exemptions, or offsets that might otherwise be available to the Administrative Agent from time to time under Regulation D. Without limiting the effect of the foregoing, the LIBO Rate Reserve Percentage shall reflect any other reserves required to be maintained by the Administrative Agent against (1) any category of liabilities which includes deposits by reference to which the rate for LIBO Rate Loans is to be determined; or (2) any category of extension of credit or other assets which include LIBO Rate Loans.

          "Lien" shall mean any lien, mortgage, security interest, chattel mortgage, pledge or other encumbrance (statutory or otherwise) of any kind securing satisfaction of an obligation, including any agreement to give any of the foregoing, any conditional sales or other title retention agreement, any lease in the nature thereof, and the filing of or the agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction or similar evidence of any encumbrance, whether within or outside the United States.

          "Loan" or "Loans" shall have the meanings set forth in ss. 2.1(a).

          "Loan Commitment" shall have the meaning set forth in ss. 2.1(a).

          "Loan Documents" shall mean this Agreement, the Notes, the Security Agreement, the Pledge Agreement, the Fee Letter, any Qualifying Hedge Arrangements and all other documents directly related or incidental to such documents, the Loans or the Collateral.

          "London Business Day" shall mean any Business Day other than a Saturday, Sunday, or other day on which commercial banks in London are authorized or required to close under English laws.

          "Material Adverse Change" shall mean any event or condition which, in the reasonable determination of the Administrative Agent or the Required Banks, could result in a material adverse change in the financial condition, business, properties or profits of the Borrowers taken as a group, or which gives reasonable grounds to conclude that the Borrowers, taken as a group, may not or will not be able to perform or observe (in the normal course) their obligations under the Loan Documents.

          "Material Adverse Effect" shall mean any event or condition which (i) could have a material adverse effect on the financial condition, business, properties, or profits of the Borrowers, taken as a group,
          (ii) gives reasonable grounds to conclude that the Borrowers, taken as a group, will not be able to perform their obligations under this Agreement, the Notes and the other Loan Documents, or (iii) is reasonably likely to affect the legality, validity or enforceability of this Agreement, the Notes, the other Loan Documents or the rights and remedies of the holders of the Loans.

          "Multiemployer Plan" shall mean a multiemployer plan as defined in ERISA ss. 4001(a)(3), which covers employees of any Borrower or any ERISA Affiliate of any Borrower.

          "Net Cost" shall mean with respect to any item of Inventory, the net cost to the applicable Borrower of such Inventory, excluding delivery, installation and similar charges and after giving effect to all discounts and credits provided in connection with the purchase thereof, as established by the invoice for such Inventory, a copy of which such Borrower shall deliver to the Administrative Agent upon the Administrative Agent's request.

          "Net Income" shall mean net income after income taxes and extraordinary items as shown on the income statement. "Net Present Value of Lease Payments" shall mean, with respect to any Eligible Lease, the Present Value of Lease Payments less any sums payable by the applicable Borrower under that Eligible Lease.

          "Net Worth" shall mean, as calculated in accordance with GAAP, the sum of capital stock, plus paid-in capital, plus retained earnings and Subordinated Debt, if any, minus treasury stock.

          "Non-AMC Inventory and Equipment" shall mean new or used items of Inventory or Equipment (which shall consist of certain computer and other technology equipment) purchased by a Borrower for sale or lease to any Person other than an AMC Party. Once an item of Non-AMC Inventory and Equipment has been sold or leased by such Borrower to a Person, such item shall no longer be an item of Non-AMC Inventory and Equipment but, instead, shall result in the creation of either a Receivable or a Lease.

          "Non-Investment Grade Credit" shall mean any account debtor/lessee of any Borrower which is not an Investment Grade Credit.

          "Note" or "Notes" shall have the meaning set forth in ss. 2.2 and also shall include the Swing Line Note.

          "Obligations" shall mean all now existing or hereafter arising debts, obligations, covenants, and duties of payment or performance of every kind, matured or unmatured, direct or contingent, owing, arising, due, or payable to the Administrative Agent or the other Banks by or from any Borrower arising out of this Agreement or any other Loan Document, including, without limitation, all obligations to repay principal of and interest on the Loans, and to pay interest, fees, costs, charges, expenses, professional fees, and all sums chargeable to any Borrower or for which any Borrower is liable as indemnitor under the Loan Documents, whether or not evidenced by any note or other instrument.

          "Ordinary Course Sale or Financing" shall mean each of the following to occur in the ordinary course of business of any Borrower:

               (a) the sale (including the installment or conditional sale) by such Borrower of Inventory and Equipment so long as such Borrower receives from such sale 100% of the fair market value, based on equipment sold in the ordinary course and not in distress-sale circumstances, of the Inventory and Equipment being sold;

               (b) the financing (including refinancing) by such Borrower of Inventory and Equipment pursuant to this Agreement and the other Loan Documents, so long as such Borrower receives from such financing 100% of the fair market value, based on equipment sold in the ordinary course and not in distress-sale circumstances, of the Inventory and Equipment being financed; provided, however, that except to the extent otherwise provided in clause (d) below in connection with the simultaneous sale or financing of any Lease described therein (i) any Lien granted by such Borrower to such lender in connection with such financing (which may be a first priority Lien) shall not attach to any property of any Borrower other than the specific financed Inventory and Equipment, and (ii) the Debt of such Borrower to such lender in connection with such financing shall be without recourse to any Borrower except with respect to such Borrower's interest in the specific financed Inventory and Equipment;

               (c) the sale by such Borrower of its ownership interest in any Inventory and Equipment which has been refinanced in an Ordinary Course Sale or Financing described in clause (b) above; and

               (d) the sale, financing (including refinancing) by such Borrower of any Lease providing for the lease of Inventory and Equipment so long as such Borrower receives from such sale or financing 100% of the Net Present Value of Lease Payments for the Leases being sold or financed; provided, however, that, except to the extent otherwise provided in the clause (b) above in connection with the simultaneous financing of Inventory and Equipment (i) any Lien granted by such Borrower to such lender in connection with any such financing (which may be a first priority Lien) shall not attach to any property of any Borrower other than the specific financed Lease, and (ii) the Debt of such Borrower to such lender in connection with such financing shall be without recourse to any Borrower except with respect to such Borrower's interest in the specific financed Lease.

          Notwithstanding the foregoing, a financing transaction described in clauses (b) or (d) above shall still qualify as an Ordinary Course Sale or Financing even if the Debt of such Borrower to such lender in connection with such financing is with recourse to such Borrower, as long as the total of such recourse financing for all Borrowers, in the aggregate, is not more than 15% of the total amount of such financing in effect for all Borrowers at any time under clauses (b) and (d).

          "PBGC" shall mean the Pension Benefit Guaranty Corporation and any successor thereto.

          "Pension Plan" shall mean, at any time, any Plan (including a Multiemployer Plan), the funding requirements of which (under ERISA ss. 302 or Code ss. 412) are, or at any time within the six years immediately preceding the time in question, were in whole or in part, the responsibility of any Borrower or any ERISA Affiliate of any Borrower.

          "Permitted Debt" shall mean (a) Debt of Borrowers under this Agreement, including but not limited to the Notes, (b) Subordinated Debt, (c) nonrecourse Debt incurred in connection with an Ordinary Course Sale or Financing, and (d) recourse Debt expressly permitted by this Agreement (including as permitted in connection with an Ordinary Course Sale or Financing). Permitted Debt of the type described in clauses (b), (c) and (d) and outstanding on the date of this Agreement is listed on Schedule 1 hereto.

          "Permitted Liens" shall mean (a) any Liens for current taxes, assessments and other governmental charges not yet due and payable or being contested in good faith by a Borrower by appropriate proceedings and for which adequate reserves have been established by such Borrower as reflected in its financial statements; (b) any mechanic's, materialman's, carrier's, warehousemen's or similar Liens for sums not yet due or being contested in good faith by a Borrower by appropriate proceedings and for which adequate reserves have been established by such Borrower as reflected in its financial statements; (c) easements, rights-of-way, restrictions and other similar encumbrances on the real property or fixtures of a Borrower incurred in the ordinary course of business which individually or in the aggregate for all Borrowers are not substantial in amount and which do not in any case materially detract from the value or marketability of the property subject thereto or interfere with the ordinary conduct of the business of any Borrower; (d) Liens (other than Liens imposed on any property of any Borrower pursuant to ERISA or ss. 412 of the Code) incurred or deposits made in the ordinary course of business, including Liens in connection with workers' compensation, unemployment insurance and other types of social security and Liens to secure performance of tenders, statutory obligations, surety and appeal bonds (in the case of appeal bonds such Lien shall not secure any reimbursement or indemnity obligation in an amount greater than $250,000), bids, leases that are not Capital Leases, performance bonds, sales contracts and other similar obligations, in each case, not incurred in connection with the obtaining of credit or the payment of a deferred purchase price, and which do not, in the aggregate, result in a Material Adverse Effect; (e) Liens, if any, existing on the date hereof and listed in Schedule 1 hereto; (f) Liens on specific assets, if any, whether existing on the date hereof or hereafter created, with respect to Indebtedness for Borrowed Money of a type similar to that contemplated herein (including any Lien on Inventory, Equipment or Leases granted in connection with a nonrecourse refinancing transaction which qualifies as an Ordinary Course Sale or Financing) provided that no such Lien shall be a Lien on any of the Collateral;
          (g) Liens in favor of the Administrative Agent, for the benefit of itself and the other Banks, in the Collateral contemplated by this Agreement and the other Loan Documents and (h) Liens against Collateral arising on account of Qualifying Hedge Arrangements.

          "Person" shall mean any individual, corporation, partnership, joint venture, association, company, business trust or entity, or other entity of whatever nature.

          "Plan" shall mean an employee benefit plan as defined in ss. 3(3) of ERISA, other than a Multiemployer Plan, whether formal or informal and whether legally binding or not.

          "Pledge Agreement" shall mean the Pledge Agreement in the form and substance attached hereto as Exhibit F.

          "Potential Default" shall mean an event, condition or circumstance that with the giving of notice or lapse of time or both would become an Event of Default.

          "Present Value of Lease Payments" shall mean the sum of all payments required to be paid to the lessor under an Eligible Lease with each of such payments discounted to its present value by applying a discount rate to each payment equal to the lesser of (a) the one-month LIBO Rate in effect at the time of the calculation plus the Applicable Borrowing Margin, or (b) the Alternate Base Rate in effect at the time of the calculation plus the Applicable Borrowing Margin; provided, however, that any payment under an Eligible Lease shall only be included for the purpose of calculating the Present Value of Lease Payments if (i) the payment is not yet due under the Lease; and (ii) the lessee has no discretion as to whether or not to make the payment.

          "Prohibited Transaction" shall mean a transaction that is prohibited under Code ss. 4975 or ERISA ss. 406 and not exempt under Code ss. 4975 or ERISA ss. 408.

          "Property" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

          "Qualifying Hedge Arrangements" means a Hedge Arrangement which is entered into after the date hereof, is permitted pursuant to ss. 6.15 and in respect of which the Administrative Agent has received written notice from the Borrower providing the Administrative Agent with particulars of such Hedge Arrangement together with a certificate from the Borrower which provides the details of all then outstanding Hedge Arrangements and certifies that such new Hedge Arrangement to which such certificate relates complies with the limitations set forth in ss. 6.15.

          "Quarterly Inventory Report" shall mean a report substantially in the form of Exhibit I hereto.

          "Receivables" shall mean all contractual accounts receivable of all Borrowers; provided, however, that "Receivables" shall not include (i) any amounts receivable in respect of Asset Management Contracts during the period when the applicable AMC Inventory and Equipment is included in the Borrowing Base as Eligible AMC Inventory and Equipment; or (ii) any amounts receivable in respect of the sale of Non-AMC Inventory and Equipment during the period when the applicable Non-AMC Inventory and Equipment is included in the Borrowing Base as Eligible Non-AMC Inventory and Equipment.

          "Recovery Event" shall mean any settlement of or payment in excess of $500,000 in respect of any property or casualty insurance claim or any condemnation proceeding (or series of related claims or proceedings) relating to any asset (or series of related assets) of any of the Borrowers.

          "Refunded Swing Line Loans" shall have the meaning set forth in ss. 2.6(b).

          "Refunding Date" shall have the meaning set forth in ss. 2.6(c).

          "Regulation" shall mean any statute, law, ordinance, regulation, order or rule of any United States or foreign, federal, state, local or other government or governmental body, including, without limitation, those covering or related to banking, financial transactions, securities, public utilities, environmental control, energy, safety, health, transportation, bribery, record keeping, zoning, antidiscrimination, antitrust, wages and hours, employee benefits, and price and wage control matters.

          "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System, as it may be amended from time to time.

          "Regulatory Change" shall mean any change after the date of the 2001 Credit Agreement in any Regulation (including Regulation D) or the adoption or making after such date of any interpretations, directives or requests of or under any Regulation (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof applying to a class of banks including any one of the Banks but excluding any foreign office of any Bank.

          "Release" shall mean without limitation, the presence, leaking, leaching, pouring, emptying, discharging, spilling, using, generating, manufacturing, refining, transporting, treating, or storing of Hazardous Substances at, into, onto, from or about the property or the threat thereof, regardless of whether the result of an intentional or unintentional action or omission, and which is in violation of applicable law.

          "Reportable Event" shall mean, with respect to a Pension Plan: (a) Any of the events set forth in ERISA ss.ss. 4043(b) (other than a reportable event as to which the provision of 30 days' notice to the PBGC is waived under applicable regulations) or 4063(a) or the regulations thereunder, (b) an event requiring any Borrower or any ERISA Affiliate of any Borrower to provide security to a Pension Plan under Code ss. 401(a)(29) and (c) any failure by any Borrower or any ERISA Affiliate of any Borrower to make payments required by Code ss. 412(m).

          "Request for Advance" shall have the meaning set forth in ss. 2.3.

          "Required Banks" at any time shall mean Banks whose Loan Commitments equal or exceed 66 2/3% of the Aggregate Loan Commitment if no Loans are outstanding or, if Loans are outstanding, Banks whose outstanding Loans equal or exceed 66 2/3% of the Loans.

          "Requirement of Law" shall mean, as to any Person, the governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

          "Residuals" shall mean all of the Borrowers' retained interest in Equipment under a Lease at the expiration of such Lease, excluding the firm term rental payments when such Leases are assigned, pledged or sold to non-recourse lenders, which includes the ownership title and all proceeds from a subsequent sale, rental, renewal or Lease renewal.

          "Residuals Report" shall mean a report substantially in the form of Exhibit J hereto.

          "Security Agreement" shall mean the Security Agreement in the form and substance attached hereto as Exhibit E.

          "Solvent" shall mean, with respect to any Person, that the aggregate present fair saleable value of such Person's assets is in excess of the total amount of its probable liabilities on its existing debts as they become absolute and matured, such Person has not incurred debts beyond its foreseeable ability to pay such debts as they mature, and such Person has capital adequate to conduct the business it is presently engaged in or is about to engage in.

          "Subordinated Debt" shall mean Debt of Borrowers which is subordinate to the Obligations pursuant to terms acceptable to Administrative Agent and listed on Schedule 1 hereto.

          "Subsidiary" shall mean a corporation or other entity the shares of stock or other equity interests of which having ordinary voting power (other than stock or other equity interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries or both, by any Borrower.

          "Swing Line Bank" shall mean the Administrative Agent, in its capacity as the lender of Swing Line Loans.

          "Swing Line Commitment" shall mean the obligation of the Swing Line Bank to make Swing Line Loans pursuant to ss. 2.5 in an aggregate principal amount at any one time outstanding not to exceed $5,000,000.

          "Swing Line Loans" shall have the meaning set forth in ss. 2.5.

          "Swing Line Note" shall have the meaning set forth in ss. 2.2 (b).

          "Swing Line Participation Amount" shall have the meaning set forth in ss. 2.6.

          "Tangible Net Worth" shall mean Net Worth minus Intangible Assets.

          "Taxes" shall have the meaning set forth in ss. 2.10(d).

          "Termination Event" shall mean, with respect to a Pension Plan: (a) a Reportable Event, (b) the termination of a Pension Plan, or the filing of a notice of intent to terminate a Pension Plan, or the treatment of a Pension Plan amendment as a termination under ERISA ss. 4041(c), (c) the institution of proceedings to terminate a Pension Plan under ERISA ss. 4042 or (d) the appointment of a trustee to administer any Pension Plan under ERISA ss. 4042.

          "Total Recourse Funded Debt" shall mean (i) all indebtedness, liabilities, and obligations, now existing or hereafter arising, for money borrowed by a Borrower on a recourse basis whether or not evidenced by any note, indenture, or agreement (including, without limitation, the Notes and any indebtedness for money borrowed from an Affiliate) and (ii) all indebtedness of others for money borrowed
          (including indebtedness of an Affiliate) with respect to which a Borrower has become liable on a recourse basis by way of a guarantee or indemnity.

          "Unfunded Pension Liabilities" shall mean, with respect to any Pension Plan at any time, the amount determined by taking the accumulated benefit obligation, as disclosed in accordance with Statement of Accounting Standards No. 87, over the fair market value of Pension Plan assets.

          "Unrecognized Retiree Welfare Liability" shall mean, with respect to any Plan that provides post-retirement benefits other than pension benefits, the amount of the accumulated post-retirement benefit obligation, as determined in accordance with Statement of Financial Accounting Standards No. 106, as of the most recent valuation date. Prior to the date such statement is applicable to any Borrower, such amount of the obligation shall be based on an estimate made in good faith.

          1.2 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with Generally Accepted Accounting Principles consistent with those applied in the preparation of the financial statements referred to in ss. 3.5, and all financial data submitted pursuant to this Agreement shall be prepared in accordance with such principles.

                                 2. The Credit

          2.1 The Loans.

          (a) Loans; Commitment. Subject to the terms and conditions herein set forth, each Bank agrees, severally and not jointly, to make revolving credit loans (herein called individually a "Loan" and collectively, the

     "Loans") to the Borrowers during the Commitment Period in amounts not to exceed at any time outstanding the commitment amount set forth opposite the name of such Bank on Exhibit B hereto (each such amount, as the same may be reduced pursuant to ss. 2.8, being hereinafter called such Bank's "Loan Commitment"). The Banks' collective commitment to make Loans shall be the "Aggregate Loan Commitment"). The maturity date of each Note, as provided in ss. 2.2 below, shall be the Credit Termination Date. All Loans shall be made by the Banks simultaneously and pro rata in accordance with their respective Loan Commitments. All Loans shall be made to the Borrowers at the primary office of the Administrative Agent in Philadelphia located at One South Broad Street, 13th Floor, Philadelphia, Pennsylvania 19107 or at such other address as the Administrative Agent may provide by notice to all parties hereto.

          (b) Interest Rate Options. The Borrower may request Loans to bear interest at the Alternate Base Rate or LIBO Rate options, as described in ss.2.4. The Loans outstanding at any one time may involve any combination of such interest rate options in such amounts as the Borrower may determine, subject to the terms and conditions hereof, including the requirements concerning minimum Loan requests and the requirements that (i) no request may be made which would require more than one interest rate option or more than one Interest Period to apply to Loans made on any single date, (ii), in the case of LIBO Rate Loans, no LIBO Rate Loan may have an Interest Period extending beyond the Credit Termination Date, and
     (iii) the aggregate number of all Loans outstanding shall not exceed six.

          (c) Maximum Loans Outstanding. No Borrower shall be entitled to any new Loan if, after giving effect to such Loan, the unpaid amount of the then outstanding Loans and Swing Line Loans would exceed the Aggregate Loan Commitment.

          (d) Minimum Loan Amount. Except for Loans which exhaust the full remaining amount of the Aggregate Loan Commitment and conversions which result in the conversion of all Loans subject to a particular interest rate option, each of which may be in lesser amounts, (i) each LIBO Rate Loan when made (and each conversion of Base Rate Loans into LIBO Rate Loans) shall be in an amount at least equal to $250,000, and (ii) each Base Rate Loan when made (and each conversion of LIBO Rate Loans into Base Rate Loans) shall be in an amount at least equal to $250,000.

          (e) Commitment Percentages. The obligation of each Bank to make a Loan to the Borrowers at any time shall be limited to its percentage (the "Commitment Percentage") as set forth opposite its name on Exhibit B hereto multiplied by the aggregate principal amount of the Loan requested. The principal amounts of the respective Loans made by the Banks on the occasion of each borrowing shall be pro rata in accordance with their respective Commitment Percentages. No Bank shall be required or permitted to make any Loan if, immediately after giving effect to such Loan, and the application of the proceeds of a Loan to the extent applied to the repayment of the Loans, the sum of such Bank's Loans and Swing Line Loans (in the case of the Swing Line Bank) outstanding would exceed such Bank's Loan Commitment.

          (f) Reborrowing. Prior to the Credit Termination Date and within the limits of the Aggregate Loan Commitment, the Borrowers may borrow, prepay (pursuant to ss. 2.9) and reborrow Loans. All Loans shall mature and be due and payable on the Credit Termination Date.

          (g) Several Obligations. The failure of any one or more Banks to make Loans in accordance with its or their obligations shall not relieve the other Banks of their several obligations hereunder, but in no event shall the aggregate amount at any one time outstanding which any Bank shall be required to lend hereunder exceed its Loan Commitment.

          2.2 The Notes.

          (a) The Loans made by each Bank shall be evidenced by a single promissory note of the Borrowers (each such promissory note as it may be amended, extended, modified, restated, replaced, substituted for or renewed, being referred to herein as a "Note" and all Notes together as the "Notes") in principal face amount equal to such Bank's Loan Commitment payable to the order of such Bank and otherwise in the form attached hereto as Exhibit C. Each Note shall be dated its date of issuance, shall bear interest at the rate per annum and be payable as to principal and interest in accordance with the terms hereof. Each Note shall mature on the earliest to occur of (i) the date of termination in full, pursuant to ss.ss. 2.9 or
     8.1 hereof, of the obligations of such Bank under ss. 2.1 or (ii) July 21, 2006 (such earlier date to be deemed the "Credit Termination Date"). Upon maturity, the Loans evidenced by each Bank's Note shall be due and payable. Each Bank shall maintain records of all Loans made by it and evidenced by its Note and of all payments thereon, which records shall be conclusive absent manifest error.

          (b) The Swing Line Loans made by the Swing Line Bank shall be evidenced by a single promissory note of the Borrowers (such promissory note as it may be amended, extended, modified, restated, replaced, substituted for or renewed, being referred to herein as the "Swing Line Note") in principal face amount of $5,000,000. The Swing Line Note shall be dated its date of issuance, shall bear interest at the rate per annum and be payable as to principal and interest in accordance with the terms hereof. The Swing Line Note shall mature on the earliest to occur of (ii) the tenth Business Day after the drawing thereof and (ii) the Credit
     Termination  Date.  Upon  maturity,  the Swing Line Loans  evidenced by the
     Swing Line Note shall be due and payable. The Swing Line Bank shall maintain records of all Swing Line Loans made by it and evidenced by the Swing Line Note and of all payments thereon, which records shall be conclusive absent manifest error.

          2.3 Funding Procedures.

          (a) Requests for Advance. Each request for a Loan or the conversion or renewal of an interest rate with respect to a Loan shall be made not later than 11:00 a.m. on a Business Day by delivery to the Administrative Agent of a written request signed by the Borrowers or, in the alternative, a telephone request followed promptly by written confirmation of the request (a "Request for Advance"), specifying the date and amount of the Loan to be made, converted or renewed, selecting the interest rate option applicable thereto, and in the case of a LIBO Rate Loan, specifying the Interest Period applicable to such Loan. The form of request to be used in connection with the making, conversion or renewal of Loans shall be that form provided to the Borrowers by the Administrative Agent. Each request shall be received on the same Business Day of the date of the proposed borrowing, conversion or renewal in the case of Base Rate Loans and three London Business Days prior to the date of the proposed borrowing, conversion or renewal in the case of LIBO Rate Loans. No request shall be effective until actually received in writing by the Administrative Agent. Any request may be made by submission of such request by facsimile transmission with the signed original being promptly transmitted to the

     Administrative Agent. The Administrative Agent shall be entitled to rely on a facsimile of the signed original as fully as if it had received the signed original.

          (b) Irrevocability. Upon receipt of a request for a Loan and if the conditions precedent provided herein shall be satisfied at the time of such request, the Administrative Agent promptly shall notify each Bank of such request and of such Bank's ratable share of such Loan. Upon receipt of a request for a Loan by the Administrative Agent, the request shall not be revocable by any Borrower.

          (c) Availability of Funds. Not later than 1:00 p.m. EST on the date of each Loan, each Bank shall make available (except as provided in clause (d) below) its ratable share of such Loan, in immediately available funds, to the Administrative Agent at the address set forth opposite its name on the signature page hereof or at such account in London as the Administrative Agent shall specify to the Borrowers and the Banks. Unless the Administrative Agent knows that any applicable condition specified herein has not been satisfied, it will make funds so received from the Banks immediately available to the Borrowers on the date of each Loan by a credit to the account designated by the Borrowers at the Administrative Agent 's address set forth opposite its name on the signature page hereof or at such other destination and in such other form as the Borrowers may request, in writing.

          (d) Funding Assumptions. Unless the Administrative Agent shall have been notified by any Bank at least one Business Day prior to the date of the making, conversion or renewal of any LIBO Rate Loan, or by 11:00 a.m. EST on the date of the making, conversion or renewal of any Base Rate Loan, that such Bank does not intend to make available to the Administrative Agent such Bank's portion of the total amount of the Loan to be made, converted or renewed on such date, the Administrative Agent may assume that such Bank has made or will make such amount available to the Administrative Agent on the date of the Loan and the Administrative Agent may, in reliance upon such assumption, make available to the Borrowers a corresponding amount. If and to the extent such Bank shall not have so made such funds available to the Administrative Agent, such Bank agrees to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrowers until the date such amount is repaid to the Administrative Agent, at the Federal Funds Rate plus 50 basis points for three Business Days, and thereafter at the Alternate Base Rate plus the Applicable Borrowing Margin. If such Bank shall repay to the Administrative Agent such corresponding amount, such amounts so repaid shall constitute such Bank's Loan for purposes of this Agreement. If such Bank does not repay such corresponding amount forthwith upon the Administrative Agent 's demand therefor, the Administrative Agent shall promptly notify the Borrowers, and the Borrowers shall immediately pay such corresponding amount to the Administrative Agent, without any prepayment penalty or premium, but with interest on the amount repaid, for each day from the date such amount is made available to the Borrowers until the date such amount is repaid to the Administrative Agent, at the rate of interest applicable at the time to such Loan. Nothing herein shall be deemed to relieve any Bank of its obligation to fulfill its Loan Commitment hereunder or to prejudice any rights which the Borrowers may have against any Bank as a result of any default by such Bank hereunder.

          (e) Funding of Net Amount. If the Banks make a Loan on a day on which all or any part of an outstanding Loan from the Banks is to be repaid, each Bank shall apply the proceeds of its new Loan to make such repayment and only an amount equal to the difference (if any) between the amount being borrowed and the amount being repaid shall be made available by such Bank to the Borrowers as provided in clause (c).

          2.4 Interest. The following interest rates may be applicable to any Loan or Loans, as requested by the Borrowers from time to time.

          (a) Alternate Base Rate. Each Base Rate Loan shall bear interest on the principal amount thereof from the date made until such Loan is paid in full or converted, at a rate per annum equal to the Alternate Base Rate plus the Applicable Borrowing Margin.

          (b) LIBO Rate. Each LIBO Rate Loan shall bear interest on the principal amount thereof from the date made until such Loan is paid in full, renewed, or converted, at a rate per annum equal to the LIBO Rate plus the Applicable Borrowing Margin. After receipt of a request for a LIBO Rate Loan, the Administrative Agent shall proceed to determine the LIBO Rate to be applicable thereto. The Administrative Agent shall give prompt notice by telephone or facsimile to the Borrowers of the LIBO Rate thus determined in respect of each LIBO Rate Loan or any change therein.

          (c) Renewals and Conversions of Loans. On the last day of each Interest Period, the LIBO Rate Loan then maturing shall automatically be renewed for a new Interest Period of like duration, unless the Borrowers shall have given the Administrative Agent notice of a permitted conversion or renewal for an Interest Period of different duration as provided in ss.
     2.4 hereof, or an Event of Default or Potential Default exists or would thereby occur. If no Event of Default or Potential Default exists or would thereby occur, the Borrowers shall have the right to convert Base Rate Loans into LIBO Rate Loans, to convert LIBO Rate Loans into Base Rate Loans, and to renew LIBO Rate Loans for Interest Periods of different duration, from time to time, provided that they shall give the Administrative Agent notice of each permitted conversion or renewal as provided in ss. 2.4 hereof, and LIBO Rate Loans may be converted or renewed for different Interest Periods only as of the last day of the applicable Interest Period for such Loans. The Administrative Agent shall use reasonable commercial efforts to notify the Borrowers of the effectiveness of such conversion or renewal (automatic or not automatic), and the new interest rate to which the converted or renewed Loan is subject, as soon as practicable after the conversion or renewal; provided, however, that any failure to give such notice shall not affect the Borrowers' obligations or the Banks' rights and remedies hereunder in any way whatsoever. In the event a LIBO Rate Loan is not automatically renewed as provided herein and the Borrowers shall not have selected an alternative Interest Period for any LIBO Rate Loan maturing as provided herein, such Loan shall be automatically converted into a Base Rate Loan on the last day of the Interest Period for such Loan.

          (d) Automatic Reinstatement. The joint and several liability of the Borrowers under this ss. 2.4 shall continue to be effective or be automatically reinstated, as the case may be, if at any time any payment, in whole or in part, to the Banks is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any other Person, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to any Borrower or any other Person or any substantial part of its property, or otherwise, all as though such payment had not been made.

          (e) Default Rate. From and after the date of an Event of Default shall have occurred and for so long as an Event of Default shall be continuing, the Loans and the Swing Line Loans shall bear interest at the Default Rate.

          2.5 Swing Line Loans.

          (a) Subject to the terms and conditions hereof, the Swing Line Bank agrees to make a portion of the credit otherwise available to the Borrowers under the Aggregate Loan Commitment from time to time during the Commitment Period by making swing line loans ("Swing Line Loans") to any Borrower; provided that (i) the aggregate principal amount of Swing Line Loans outstanding at any time shall not exceed the Swing Line Commitment then in effect (notwithstanding that the Swing Line Loans outstanding at any time, when aggregated with the Swing Line Bank's other outstanding Loans hereunder, may exceed the Swing Line Commitment then in effect) and (ii) no Borrower shall request, and the Swing Line Bank shall not make, any Swing Line Loan if, after giving effect to the making of such Swing Line Loan, the aggregate amount of the Available Credit Commitments for any Bank would be less than zero. During the Commitment Period, such Borrower may use the Swing Line Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof. Swing Line Loans shall be Base Rate Loans only.

          (b) Such Borrower shall repay all outstanding Swing Line Loans no later than the earlier to occur of (i) the tenth Business Day after the drawing thereof and (ii) the Credit Termination Date.

          2.6 Procedure for Swing Line Borrowing; Refunding of Swing Line Loans.

          (a) Whenever such Borrower desires that the Swing Line Bank make Swing Line Loans it shall give the Swing Line Bank irrevocable telephonic notice confirmed promptly in writing (which telephonic notice must be received by the Swing Line Bank not later than 11:00 A.M. on a Business Day on the proposed borrowing date), specifying (i) the amount to be borrowed and (ii) the requested borrowing date (which shall be a Business Day during the Commitment Period). Each borrowing under the Swing Line Commitment shall be in an amount equal to $250,000 or a whole multiple of $250,000 in excess thereof. Not later than 1:00 P.M. on a Business Day on the borrowing date specified in a notice in respect of Swing Line Loans, the Swing Line Bank shall make available to the Administrative Agent, at the address set forth opposite the Administrative Agent's name on the signature page hereof or at such account in London as the Administrative Agent shall specify to such Borrower and the Banks, an amount in immediately available funds equal to the amount of the Swing Line Loan to be made by the Swing Line Bank. The Administrative Agent shall make the proceeds of such Swing Line Loan available to such Borrower on such borrowing date in immediately available funds.

          (b) The Swing Line Bank, at any time and from time to time in its sole and absolute discretion may, on behalf of such Borrower (which hereby irrevocably directs the Swing Line Bank to act on its behalf), on one Business Day's notice given by the Swing Line Bank no later than 11:00 A.M. on a Business Day, request each Bank to make, and each Bank hereby agrees to make, a Loan in an amount equal to such Bank's Commitment Percentage of the aggregate amount of the Swing Line Loans (the "Refunded Swing Line Loans") outstanding on the date of such notice, to repay the Swing Line Bank. Each Bank shall make the amount of such Loan available to the Administrative Agent at the Administrative Agent's funding office in immediately available funds, not later than 1:00 on a Business Day, one Business Day after the date of such notice. The proceeds of such Loans shall be immediately made available by the Administrative Agent to the Swing Line Bank for application by the Swing Line Bank to the repayment of the Refunded Swing Line Loans. Such Borrower irrevocably authorizes the Swing Line Bank to charge such Borrower's accounts with the Administrative Agent (up to the amount available in each such account) in order to immediately pay the amount of such Refunded Swing Line Loans to the extent amounts received from the Banks are not sufficient to repay in full such Refunded Swing Line Loans.

          (c) If prior to the time a Loan would have otherwise been made pursuant to Section 2.6(b), one of the events described in Section 8(d) shall have occurred and be continuing with respect to such Borrower or if for any other reason, as determined by the Swing Line Bank in its sole discretion, Loans may not be made as contemplated by Section 2.6(b), each Bank shall, on the date such Loan was to have been made pursuant to the notice referred to in Section 2.6(b) (the "Refunding Date"), purchase for cash an undivided participating interest in the then outstanding Swing Line Loans by paying to the Swing Line Bank an amount (the "Swing Line Participation Amount") equal to (i) such Bank's Commitment Percentage times
     (ii) the sum of the aggregate principal amount of Swing Line Loans then outstanding which were to have been repaid with such Loans.

          (d) Whenever, at any time after the Swing Line Bank has received from any Bank such Bank's Swing Line Participation Amount, the Swing Line Bank receives any payment on account of the Swing Line Loans, the Swing Line Bank will distribute to such Bank its Swing Line Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Bank's pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swing Line Loans then due); provided, however, that in the event that such payment received by the Swing Line Bank is required to be returned, such Bank will return to the Swing Line Bank any portion thereof previously distributed to it by the Swing Line Bank.

          (e) Each Bank's obligation to make the Loans referred to in Section 2.6(b) and to purchase participating interests pursuant to Section 2.6(c) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Bank or such Borrower may have against the Swing Line Bank, such Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 5; (iii) any adverse change in the condition
     (financial or otherwise) of such Borrower; (iv) any breach of this Agreement or any other Loan Document by such Borrower, any other party to this credit facility or any other Bank; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

          2.7 Fees.

          (a) Structuring and Arranging Fee; Administrative Fee; Upfront Fee. A structuring and arranging fee as well as an administrative fee shall be payable to the Administrative Agent as set forth in the Fee Letter. The Borrowers also agree, jointly and severally, to pay to the Administrative Agent and the other Banks all reasonable fees and expenses, including upfront fees, as determined by the Administrative Agent as set forth in the Fee Letter.

          (b) Commitment Fee. The Borrowers agree, jointly and severally, to pay to the Administrative Agent for the account of each Bank as compensation for the Aggregate Loan Commitment, a fee ("Commitment Fee") computed at the rate per annum set forth in Schedule 2 attached to this Agreement on the average daily amount of the unused portion of the Aggregate Loan Commitment accrued from and after the date hereof. The unused portion of the Aggregate Loan Commitment shall mean the Aggregate Loan Commitment less the aggregate principal amount of the outstanding Loans hereunder, but shall not include any amounts due under Swing Line Loans. The Commitment Fee shall be calculated and be payable quarterly in arrears and on the Credit Termination Date. The Commitment Fee shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

          2.8 Reduction or Termination of Commitment.

          (a) Voluntary Reduction or Termination. The Borrowers may at any time, on not less than three Business Days' written notice, (i) permanently reduce the Aggregate Loan Commitment, provided that any reduction shall be in the amount of $1,000,000 or a multiple thereof and that no such reduction shall cause the aggregate principal amount of Loans outstanding to exceed the Aggregate Loan Commitment as reduced, or (ii) terminate the Aggregate Loan Commitment.

          (b) Credit Termination Date Acceleration. In the event the Aggregate Loan Commitment is terminated, the Credit Termination Date shall accelerate to such date of termination and the Borrowers shall, simultaneously with such termination, repay the Base Rate Loans and LIBO Rate Loans in accordance with ss. 2.10.

          2.9 Loan Prepayments (Optional and Mandatory).

          (a) Base Rate Loans. On two Business Day's notice to the Administrative Agent and the Banks, the Borrowers may, at their option, prepay any Base Rate Loan in whole at any time or in part from time to time, provided that each partial prepayment shall be in the principal amount of $1,000,000 or, if greater, then in multiples thereof and, if less than $1,000,000 shall be outstanding, in principal amount equal to the aggregate principal amount remaining outstanding.

          (b)  LIBO  Rate  Loans.   On  three   Business  Day's  notice  to  the
     Administrative Agent and the Banks, the Borrowers may, at their option prepay any LIBO Rate Loan provided that if they shall prepay a LIBO Rate Loan prior to the last day of the applicable Interest Period, or shall fail to borrow any LIBO Rate Loan on the date such Loan is to be made, they shall pay to each Bank, in addition to the principal and interest then to be paid in the case of a prepayment, on such date of prepayment, the Additional Amount incurred or sustained by such Bank as a result of such prepayment or failure to borrow.

          (c) Mandatory Prepayments. The Borrower shall prepay Base Rate Loans and LIBO Rate Loans, in such order and combination as it may elect, in an amount equal to (1) 100% of the net proceeds received by it from the sale of any material assets which sale was not made in the ordinary course of the Borrower's business, (2) 100% of the net cash proceeds, if any, from any Capital Stock issued by the Borrower or Debt incurred by the Borrower (other than Indebtedness for Borrowed Money) and (3) 100% of the net proceeds of any Recovery Event.

          2.10 Payments.

          (a) Base Rate Loans. Accrued interest on all Base Rate Loans shall be due and payable on the last Business Day of each calendar month and upon the Credit Termination Date.

          (b) LIBO Rate Loans. Accrued interest on LIBO Rate Loans with Interest Periods of one, two, three or six months shall be due and payable on the last day of such Interest Period. Accrued interest on LIBO Rate Loans with Interest Periods of six months shall be due and payable at the end of the third month and on the last day of the Interest Period.

          (c) Form of Payments, Application of Payments, Payment Administration, Etc. Provided that no Event of Default or Potential Default then exists, all payments and prepayments shall be applied to the Loans in such order and to such extent as shall be specified by the Borrowers, by written notice to the Administrative Agent at the time of such payment or prepayment. Except as otherwise provided herein, all payments of principal, interest, fees, or other amounts payable by the Borrowers hereunder shall be remitted to the Administrative Agent on behalf of the Banks at the address set forth opposite its name on the signature page hereof or at such office or account as the Administrative Agent shall specify to the Borrowers, in immediately available funds not later than 2:00 p.m. on the day when due. Whenever any payment is stated as due on a day which is not a Business Day, the maturity of such payment shall, except as otherwise provided in the definition of "Interest Period," be extended to the next succeeding Business Day and interest shall continue to accrue during such extension. Each Borrower authorizes the Administrative Agent to deduct from any account of any Borrower maintained at the Administrative Agent or over which the Administrative Agent has control any amount payable under this Agreement, the Notes or any other Loan Document. The Administrative Agent 's failure to deliver any bill, statement or invoice with respect to amounts due under this Section or under any Loan Document shall not affect the Borrowers' joint and several obligation to pay any installment of principal, interest or any other amount under this Agreement when due and payable.

          (d) Net Payments. All payments made to the Banks by the Borrowers hereunder, under the Notes or under any other Loan Document will be made without set off, counterclaim or other defense. All such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or any political subdivision or taxing authority thereof or therein (but excluding any tax imposed on or measured by the gross or net income of a Bank (including all interest, penalties or similar liabilities related thereto) pursuant to the laws of the United States of America or any political subdivision thereof, or taxing authority of the United States of America or any political subdivision thereof, in which the principal office or applicable lending office of a Bank is located), and all interest, penalties or similar liabilities with respect thereto (collectively, together with any amounts payable pursuant to the next sentence, "Taxes"). If any Taxes are so levied or imposed, the Borrowers agree to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due hereunder, under each Note or under any other Loan Document, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. The Borrowers will furnish to each Bank upon request certified copies of tax receipts evidencing such payment by the Borrowers. The Borrowers will indemnify and hold harmless each Bank, and reimburse each Bank upon its written request, for the amount of any Taxes so levied or imposed and paid or withheld by each Bank.

          (e) Prepayment of LIBO Rate Loans. If any principal of a LIBO Rate Loan shall be repaid (whether upon prepayment, reduction of the Loan Commitment after acceleration or for any other reason) or converted to a Base Rate Loan prior to the last day of the Interest Period applicable to such LIBO Rate Loan or if the Borrowers fail for any reason to borrow a LIBO Rate Loan after giving irrevocable notice pursuant to ss. 2.3, the Borrowers shall pay to the Administrative Agent on behalf of the Banks, in addition to the principal and interest then to be paid, such additional amounts as may be necessary to compensate each Bank for all direct and indirect costs and losses (including losses resulting from redeployment of prepaid or unborrowed funds at rates lower than the cost of such funds to each Bank, and including lost profits incurred or sustained by each Bank) as a result of such repayment or failure to borrow (the "Additional Amount"). The Additional Amount (which each Bank shall take reasonable measures to minimize) shall be specified in a written notice or certificate delivered to the Borrowers by the Administrative Agent. Such notice or certificate shall contain a calculation in reasonable detail of the Additional Amount to be compensated and shall be conclusive as to the facts and the amounts stated therein, absent manifest error.

          (f) Demand Deposit Account. The Borrowers shall maintain at least one demand deposit account with the Administrative Agent for purposes of this Agreement. Each Borrower authorizes the Administrative Agent (but the Administrative Agent shall not be obligated) to deposit into said account all amounts to be advanced to the Borrowers hereunder. Further, each Borrower authorizes the Administrative Agent (but the Administrative Agent shall not be obligated) to deduct from said account, or any other account maintained by the Borrowers at the Administrative Agent any amount payable hereunder on or after the date upon which it is due and payable. Such authorization shall include but not be limited to amounts payable with respect to principal, interest, fees and expenses.

          2.11 Changes in Circumstances; Yield Protection.

          (a) If any Regulatory Change or compliance by any Bank with any request made after the date of the 2001 Credit Agreement by the Board of Governors of the Federal Reserve System or by any Federal Reserve Bank or other central bank or fiscal, monetary or similar authority (in each case whether or not having the force of law) shall:

               (i) impose, modify or make applicable any reserve, special deposit, Federal Deposit Insurance Corporation premium or similar requirement or imposition against assets held by, or deposits in or for the account of, or loans made by, or any other acquisition of funds for loans or advances by, any Bank;

               (ii) impose on any Bank any other condition regarding its Note;

               (iii) subject any Bank to, or cause the withdrawal or termination of any previously granted exemption with respect to, any tax (including any withholding tax but not including any income tax not currently causing such Bank to be subject to withholding) or any other levy, impost, duty, charge, fee or deduction on or from any payments due from any Borrower; or

               (iv) change the basis of taxation of payments from any Borrower to such Bank (other than by reason of a change in the method of taxation of such Bank's net income);

     and the result of any of the foregoing events is to increase the cost to any Bank of making or maintaining any Loan or to reduce the amount of principal, interest or fees to be received by any Bank hereunder in respect of any Loan, such Bank will immediately so notify the Administrative Agent and the Borrowers. If such Bank determines in good faith that the effects of the change resulting in such increased cost or reduced amount cannot reasonably be avoided or the cost thereof mitigated, then upon notice by such Bank to the Administrative Agent and the Borrowers, the Borrowers shall pay to such Bank on each interest payment date of the Loan, such additional amount as shall be necessary to compensate such Bank for such increased cost or reduced amount.

          (b) If any Bank shall determine that any Regulation regarding capital adequacy or the adoption of any Regulation regarding capital adequacy, which Regulation is applicable to banks (or their holding companies) generally and a specific bank (or its holding company) specifically, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Bank (or its holding company) with any such request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has the effect of reducing the rate of return on such Bank's capital as a consequence of its obligations hereunder to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, the Borrowers shall promptly pay to such Bank, upon the demand of such Bank, such additional amount or amounts as will compensate such Bank for such reduction.

          (c) If any Bank shall determine (which determination shall be, in the absence of fraud or manifest error, conclusive and binding upon all parties hereto) that by reason of abnormal circumstances affecting the interbank Eurodollar or applicable eurocurrency market, adequate and reasonable means do not exist for ascertaining the LIBO Rate to be applicable to the requested LIBO Rate Loan or that Eurodollar or eurocurrency funds in amounts sufficient to fund all the LIBO Rate Loans are not obtainable on reasonable terms, such Bank shall give notice of such inability or determination by telephone and thereupon the obligations of the Banks to make, convert other Loans to, or renew such LIBO Rate Loan shall be excused, subject, however, to the right of the Borrowers at any time thereafter to submit another request.

          (d) Determination by any Bank for purposes of this ss. 2.11 of the effect of any Regulatory Change or other change or circumstance referred to above on its costs of making or maintaining Loans or on amounts receivable by it in respect of the Loans and of the additional amounts required to compensate such Bank in respect of any additional costs, shall be made in good faith and shall be evidenced by a certificate, signed by an officer of such Bank and delivered to the Borrowers, as to the fact and amount of the increased cost incurred by or the reduced amount accruing to such Bank owing to such event or events. Such certificate shall be prepared in reasonable detail and shall be conclusive as to the facts and amounts stated therein, absent manifest error.

          (e) Each Bank will notify the Borrowers of any event that will entitle such Bank to compensation pursuant to this Section as promptly as practicable after it obtains knowledge thereof and determines to request such compensation. Said notice shall be in writing, shall specify the applicable Section or Sections of this Agreement to which it relates and shall set forth the amount or amounts then payable pursuant to this Section. The Borrowers shall pay such Bank the amount shown as due on such notice within 30 days after its receipt of the same.

          2.12   Illegality.   Notwithstanding   any  other  provision  in  this
     Agreement, if the adoption of any applicable Regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank with any request or directive (whether or not having the force of law) of any such authority, central bank, or comparable agency shall make it unlawful or impossible for such Bank to (1) maintain its Loan Commitment, then upon notice to the Borrowers and the Administrative Agent by such Bank, the Loan Commitment shall terminate; or (2) maintain or fund its LIBO Rate Loans, then upon notice to the Borrowers of such event, the Borrowers' outstanding LIBO Rate Loans shall be converted into Base Rate Loans.

                       3. Representations and Warranties

          Each Borrower jointly and severally represents and warrants to the Administrative Agent and the Banks that:

          3.1 Organization, Standing. It and each Subsidiary of any Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, (ii) has the corporate power and authority necessary to own their respective assets, carry on their respective businesses and enter into and perform their obligations hereunder and under each Loan Document to which they are a party, and (iii) are qualified to do business and are in good standing in each jurisdiction where the nature of their business or the ownership of their properties requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect.

          3.2 Corporate Authority, Validity, Etc. The making and performance of the Loan Documents are within its power and authority and have been duly authorized by all necessary corporate action. The making and performance of the Loan Documents do not and under present law will not require any consent or approval of the shareholders of any Borrower or any other person, do not and under present law will not violate any law, rule, regulation order, writ, judgment, injunction, decree, determination or award, do not violate any provision of its charter or by-laws, do not and will not result in any breach of any material agreement, lease or instrument to which it is a party, by which it is bound or to which any of its assets are or may be subject, and do not and will not give rise to any Lien upon any of its assets. The number of shares and classes of the capital stock of each Borrower and the ownership thereof are accurately set forth on Schedule 1 attached hereto; all such shares are validly issued, fully paid and non-assessable, and the issuance and sale thereof are in compliance with all applicable federal and state securities and other applicable laws; and the shareholders' ownership thereof is free and clear of any liens or encumbrances or other contractual restrictions. Further, no Borrower is in default under any such agreement, lease or instrument. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by any Borrower of any Loan Document to which it is a party or for the validity or enforceability thereof. Each Loan Document, when executed and delivered, will be the legal, valid and binding obligation of each Borrower, enforceable against it in accordance with its terms.

          3.3 Litigation. Except as disclosed on Schedule 1, there are no actions, suits or proceedings pending or, to any Borrower's knowledge, threatened against or affecting any Borrower or any Subsidiary of any Borrower or any assets of any of them before any court, government agency, or other tribunal which if adversely determined reasonably could have a Material Adverse Effect. If there is any disclosure on Schedule 1, the status (including the tribunal, the nature of the claim and the amount in controversy) of each such litigation matter as of the date of this Agreement is set forth in Schedule 1.

          3.4 ERISA. (a) Each Borrower, each Subsidiary of any Borrower and each ERISA Affiliate of such Borrower or such Subsidiary is in compliance in all material respects with all applicable provisions of ERISA and the regulations promulgated thereunder; and, neither such Borrower, such Subsidiary nor any ERISA Affiliate maintains or contributes to or has maintained or contributed to any multiemployer plan (as defined in ss. 4001 of ERISA) under which such Borrower, such Subsidiary or any ERISA Affiliate could have any withdrawal liability; (b) neither any Borrower, any Subsidiary of any Borrower nor any ERISA Affiliate sponsors or maintains any Plan under which there is an accumulated funding deficiency within the meaning of ss. 412 of the Code, whether or not waived; (c) the aggregate liability for accrued benefits and other ancillary benefits under each Plan that is or will be sponsored or maintained by any Borrower, any Subsidiary of any Borrower or any ERISA Affiliate (determined on the basis of the actuarial assumptions prescribed for valuing benefits under terminating single-employer defined benefit plans under Title IV of ERISA) does not exceed the aggregate fair market value of the assets under each such defined benefit pension Plan; (d) the aggregate liability of the Borrowers, the Subsidiaries of any Borrower and each ERISA Affiliate arising out of or relating to a failure of any Plan to comply with the provisions of ERISA or the Code, will not have a Material Adverse Effect; and (e) there does not exist any unfunded liability (determined on the basis of actuarial assumptions utilized by the actuary for the plan in preparing the most recent Annual Report) of the Borrowers, the Subsidiaries of any Borrower or any ERISA Affiliate under any plan, program or arrangement providing post-retirement life or health benefits.

          3.5 Financial Statements. The consolidated and consolidating financial statements of ePlus inc. and its Subsidiaries as of and for the Fiscal Years ending March 31, 1998, March 31, 1999, March 31, 2000, March 31, 2001 and March 31, 2002, consisting in each case of a balance sheet, a statement of operations, a statement of shareholders' equity, a statement of cash flows and accompanying footnotes, furnished to the Banks in connection herewith, present fairly, in all material respects, the financial position, results of operations and operating statistics of ePlus inc. and its Subsidiaries as of the dates and for the periods referred to, in conformity with Generally Accepted Accounting Principles. Except as set forth on
     Schedule 1 hereto, there are no liabilities, fixed or contingent, which are not reflected in such financial statements, other than liabilities which are not required to be reflected in such balance sheets.

          3.6 Not in Default, Judgments, Etc.. No Event of Default or Potential Default under any Loan Document has occurred and is continuing. Each Borrower and each Subsidiary of any Borrower has satisfied all judgments and is not in default with respect to any judgment, writ, injunction, decree, rule, or regulation of any court, arbitrator, or federal, state, municipal, or other governmental authority, commission, board, bureau, agency, or instrumentality, domestic or foreign.

          3.7 Taxes. Each Borrower and each Subsidiary of any Borrower has filed all federal, state, local and foreign tax returns and reports which they are required by law to file and as to which its failure to file would have a Material Adverse Effect, and has paid all taxes, including wage taxes, assessments, withholdings and other governmental charges which are presently due and payable, other than those being contested in good faith by appropriate proceedings, if any, and disclosed on Schedule 1. The tax charges, accruals and reserves on the books of each Borrower and each Subsidiary of any Borrower are adequate to pay all such taxes that have accrued but are not presently due and payable.

          3.8 Permits, Licenses, Etc. Each Borrower and each Subsidiary of any Borrower possesses all permits, licenses, franchises, trademarks, trade names, copyrights and patents necessary to the conduct of their respective businesses as presently conducted or as presently proposed to be conducted, except where the failure to possess the same would not have a Material Adverse Effect.

          3.9 No Materially Adverse Contracts, Etc.. No Borrower and no Subsidiary of any Borrower is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of its directors or officers has or is expected in the future to have a materially adverse effect on its operations, business, assets, liabilities or upon its ability to perform under the Loan Documents. No Borrower and no Subsidiary of any Borrower is a party to any contract or agreement which in the judgment of its directors or officers has or is expected to have any materially adverse effect on its business, except as otherwise reflected in adequate reserves.

          3.10 Compliance with Laws, Etc.

          (a) Compliance Generally. Each Borrower and each Subsidiary of any Borrower is in compliance in all material respects with all Regulations applicable to their respective businesses (including obtaining all authorizations, consents, approvals, orders, licenses, exemptions from, and making all filings or registrations or qualifications with, any court or governmental department, public body or authority, commission, board, bureau, agency, or instrumentality), the noncompliance with which reasonably could have a Material Adverse Effect.

          (b) Hazardous Wastes, Substances and Petroleum Products. Each Borrower and each Subsidiary of any Borrower has received all permits and filed all notifications necessary to carry on its business; and is in compliance in all respects with all Environmental Control Statutes. No Borrower and no Subsidiary of any Borrower has given any written or oral notice, or failed to give required notice, to the Environmental Protection Agency ("EPA") or any state or local agency with regard to any actual or imminently threatened Release of Hazardous Substances on properties owned, leased or operated by it or used in connection with the conduct of its business and operations. No Borrower and no Subsidiary of any Borrower has received notice that it is potentially responsible for costs of clean-up or remediation of any actual or imminently threatened Release of Hazardous Substances pursuant to any Environmental Control Statute. To the best of each Borrower's knowledge and belief, no real property owned or leased by any Borrower or any Subsidiary of any Borrower is in violation of any Environmental Laws and no Hazardous Substances are present on said real property in violation of applicable law. No Borrower and no Subsidiary of any Borrower has been identified in any litigation, administrative proceedings or investigation as a potentially responsible party for any liability under any Environmental Laws.

          3.11 Solvency. Each Borrower and each Subsidiary of any Borrower is, and after giving effect to the transactions contemplated hereby, will be, Solvent.

          3.12 Subsidiaries, Etc. No Borrower has any Subsidiaries, except as set forth in Schedule 1 hereto. Set forth in Schedule 1 hereto is a complete and correct list, as of the date of this Agreement, of all Investments held by each Borrower in any joint venture or other Person.

          3.13 Title to Properties, Leases. Each Borrower has good and marketable title to all assets and properties reflected as being owned by it in its financial statements as well as to all assets and properties acquired since said date (except property disposed of since said date in the ordinary course of business). Except for the Liens set forth in
     Schedule 1 hereto and any other Permitted Liens, there are no Liens on any of such assets or properties. It has the right to, and does, enjoy peaceful and undisturbed possession under all material leases under which it is leasing property as a lessee. All such leases are valid, subsisting and in full force and effect, and none of such leases is in default, except where such default, either individually or in the aggregate, could not have a Material Adverse Effect. None of the pledged Collateral is subject to any Lien. Upon the filing of financing statements set forth in Schedule 1, the Administrative Agent, on behalf of itself and the other Banks, will have a properly perfected, first priority security interest in all of the Collateral.

          3.14 Public Utility Holding Company; Investment Company. No Borrower and no Subsidiary of any Borrower is a "public utility company" or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended; or a "public utility" within the meaning of the Federal Power Act, as amended. Further, no Borrower and no Subsidiary of any Borrower is an "investment company" or an "affiliated person" of an "investment company" or a company "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

          3.15 Margin Stock. No Borrower and no Subsidiary of any Borrower is or will be engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying or trading in any margin stocks or margin securities (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System as amended from time to time). No Borrower will use or permit any proceeds of the Loans or Swing Line Loans to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stocks or margin securities.

          3.16 Use of Proceeds. The Borrowers will use the proceeds of any Loan or Swing Line Loan to refinance existing indebtedness, to support working capital needs, to finance permitted acquisitions and for general corporate purposes.

          3.17 Disclosure Generally. The representations and statements made by each Borrower on its own behalf or on behalf of its Subsidiaries in connection with this credit facility and the Loans, including representations and statements in each of the Loan Documents, do not and will not contain any untrue statement of a material fact or omit to state a material fact or any fact necessary to make the representations made not materially misleading. No written information, exhibit, report, brochure or financial statement furnished by any Borrower to the Banks in connection with this credit facility, the Loans, or any Loan Document contains or will contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

          3.18 No Material Adverse Change. Since March 31, 2002, there has been no development or event that has had or could reasonably be expected to have a Material Adverse Effect.

          3.19 Insurance. Each Borrower and each Subsidiary of any Borrower is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged; and each Borrower and each Subsidiary of any Borrower (i) has not received notice from any insurer or agent of such insurer that substantial capital improvements or other material expenditures will have to be made in order to continue such insurance or
     (ii) does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or obtain similar coverage from similar insurers at a cost that could not reasonably be expected to have a Material Adverse Effect.

                            4. Conditions Precedent

          4.1 All Loans. After this Agreement has become effective, the obligation of each Bank to make any Loan (including but not limited to the first Loan hereunder) is conditioned upon the following:

          (a)   Documents.   The   Borrowers   shall  have   delivered  and  the
     Administrative Agent shall have received a Request for Advance.

          (b)  Compliance  Certificate.  The  Administrative  Agent  shall  have
     received  a  certificate   in  the  form  attached   hereto  as  Exhibit  G
     ("Compliance Certificate").

          (c) Borrowing Base Certificate. The Administrative Agent shall have received a Borrowing Base Certificate dated the date of the Loan requested under this Agreement with sufficient Collateral thereunder.

          (d) Covenants; Representations. The Administrative Agent shall have received a certificate from each Borrower stating that such Borrower and any Subsidiary of such Borrower, as applicable, is in compliance with all covenants, agreements and conditions in each Loan Document and each representation and warranty contained in each Loan Document is true with the same effect as if such representation or warranty had been made on the date such Loan is made or issued.

          (e) Defaults. The Administrative Agent shall have received a certificate from each Borrower stating that immediately prior to and after giving effect to such transaction, no Event of Default or Potential Default shall exist.

          (f) Material Adverse Change. Since March 31, 2002, there shall not have been any Material Adverse Change with respect to any Borrower or any Subsidiary of any Borrower, and there shall not be any other event or circumstance which gives the Administrative Agent or the Required Banks reasonable grounds to conclude that any Borrower may not or will not be able to perform or observe (in the normal course) its obligations hereunder and under the Notes or the other Loan Documents.

          4.2 Conditions to First Loan. In addition to the conditions to all Loans as provided in ss. 4.1, the obligation of each Bank to make its first Loan hereunder is conditioned upon the following:

          (a) Articles, Bylaws. Each Bank shall have received copies of the Articles or Certificates of Incorporation and Bylaws of each Borrower and each Subsidiary of any Borrower, certified by the applicable Secretary of State and either the Secretary or Assistant Secretary of such Borrower or

     Subsidiary;   together  with  a  Certificate  of  Good  Standing  from  any jurisdiction where the nature of its business or the ownership of its properties requires such qualification except where the failure to be so qualified would not have a Material Adverse Effect.

          (b) Evidence of Authorization. Each Bank shall have received copies certified by the Secretary or Assistant Secretary of each Borrower of all corporate or other action taken by each Person other than a Bank who is a party to any Loan Document to authorize its execution and delivery and performance of the Loan Documents and to authorize the Loans, together with such other related papers as the Administrative Agent shall reasonably require.

          (c) Legal Opinions. Each Bank shall have received a favorable written opinion in form and substance satisfactory to the Banks from Michael E. Geltner & Associates, as counsel for the Borrowers and the Subsidiaries of the Borrowers, which shall be addressed to the Banks and be dated the date of the first Loan.

          (d) Incumbency. The Administrative Agent, on behalf of the Banks, shall have received a certificate signed by the secretary or assistant secretary of each Borrower and each Subsidiary of any Borrower, together with the true signature of the officer or officers authorized to execute and deliver the Loan Documents and certificates thereunder, upon which the Banks shall be entitled to rely conclusively until it shall have received a further certificate of the secretary or assistant secretary of any Borrower or Subsidiary, as applicable, amending such Borrower's and such Subsidiary's prior certificate and submitting the signature of the officer or officers named in the new certificate as being authorized to execute and deliver Loan Documents and certificates thereunder.

          (e) Note. Each Bank shall have received its Note duly executed, completed and issued in accordance herewith.

          (f) Documents. The Administrative Agent, on behalf of the Banks, shall have received all certificates, instruments and other documents then required to be delivered pursuant to any Loan Documents, in each instance in form and substance reasonably satisfactory to it.

          (g) Lien Searches. The Administrative Agent shall have received the results of a recent lien, tax lien, judgment and litigation search in each of the jurisdictions or offices in which Uniform Commercial Code financing statements or other filings or recordations should be made to evidence or perfect first priority security interests in all tangible and intangible property of the Borrowers, and such search shall reveal no Liens on any of the tangible and intangible property of the Borrowers except for the Permitted Liens set forth in Schedule 1.

          (h) Due Diligence. The Administrative Agent shall have completed, and be satisfied with the results of, its due diligence investigation of the Borrowers and their Subsidiaries.

          (i) Pledged Stock; Stock Power. The Administrative Agent shall have received the certificates representing the shares of Capital Stock pledged pursuant to the Pledge Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof.

          (j) Filings, Registrations, and Recordings. Each document (including, without limitation, any Uniform Commercial Code financing statement) required by the Security Agreement or under any law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of itself and the other Banks, a properly perfected, first priority security interest in the Collateral described therein, shall have been delivered to the
     Administrative   Agent  in  proper   form  for  filing,   registration   or
     recordation.

          (k) Consents. Each Borrower shall have provided to each Bank evidence satisfactory to it that all governmental, shareholder and third party consents and approvals necessary in connection with the transactions contemplated hereby have been obtained and remain in effect.

          (l) Insurance. The Administrative Agent shall have received insurance certificates satisfying the requirements set forth in ss.5.6.

          (m) Other Agreements. Each Borrower shall have executed and delivered each other Loan Document required hereunder.

          (n) Fees, Expenses. The Borrowers shall simultaneously pay or shall have paid all fees and expenses due hereunder or any other Loan Document.

          (o) Collateral Field Audit. The Administrative Agent shall have received a collateral field audit of the Borrowers prepared by RSM McGladrey.

                            5. Affirmative Covenants

          Each Borrower covenants and agrees that from and after the date hereof and so long as any Loan Commitment is in effect or any Obligation remains unpaid or outstanding, it will:

          5.1 Financial Statements and Reports. Furnish to the Administrative Agent and to each Bank the following financial information:

          (a) Annual Statements. No later than ninety (90) days after the end of each Fiscal Year, the consolidated and consolidating balance sheet of ePlus inc. and its Subsidiaries as of the end of such year and the prior year in comparative form, and related statements of operations, shareholders' equity, and cash flows for the Fiscal Year and the prior Fiscal Year in comparative form. The financial statements shall be in reasonable detail with appropriate notes and be prepared in accordance with Generally Accepted Accounting Principles. The consolidated annual financial statements shall be certified (without any qualification or exception) by independent certified public accountants of nationally recognized standing reasonably acceptable to the Administrative Agent. Such financial statements shall be accompanied by a report of such independent certified public accountants stating that, in the opinion of such accountants, such financial statements present fairly, in all material respects, the financial position, and the results of operations and the cash flows of ePlus inc. and its Subsidiaries for the period then ended in conformity with Generally Accepted Accounting Principles, except for inconsistencies resulting from changes in accounting principles and methods agreed to by such accountants and specified in such report, and that, in the case of such financial statements, the examination by such accountants of such financial statements has been made in accordance with generally accepted auditing standards and accordingly included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and assessing the accounting principles used and significant estimates made, as well as evaluating the overall financial statement presentation. Each financial statement provided under this subsection (a) shall be accompanied by a certificate signed by such accountants either stating that during the course of their examination nothing came to their attention which would cause them to believe that any event has occurred and is continuing which constitutes an Event of Default or Potential Default, or describing each such event. In addition to the annual financial statements, each Borrower shall, promptly upon receipt thereof, furnish to the Banks a copy of each other report submitted to its board of directors by its independent accountants in connection with any annual, interim or special audit made by them of the financial records of any Borrower.

          (b) Quarterly Statements. No later than sixty (60) calendar days after the end of each of the first three Fiscal Quarters of each Fiscal Year, the consolidated and consolidating balance sheet and related statements of operations, shareholders' equity and cash flows of ePlus inc. and its Subsidiaries for such period and for the period from the beginning of such fiscal year to the end of such Fiscal Quarter and a corresponding financial statement for the same period in the preceding Fiscal Year certified by the chief financial officer of ePlus inc. as having been prepared in accordance with Generally Accepted Accounting Principles (subject to changes resulting from audits and year-end adjustments); provided, however, that if the independent certified public accountants issue a review report on the quarterly financial statements of any Borrower, the financial statements required by this subsection (b) shall be accompanied by a certificate signed by such accountants either stating that during the course of their examination nothing came to their attention which would cause them to believe that any event has occurred and is continuing which constitutes an Event of Default or Potential Default, or describing each such event and the remedial steps being taken by the Borrowers or any of them.

          (c) Compliance Certificate. Within sixty (60) calendar days after the end of each of the first three Fiscal Quarters of each Fiscal Year and within one hundred thirty (130) calendar days after the end of each Fiscal Year, a Compliance Certificate signed by the chief executive officer, president, or chief financial officer ePlus inc.

          (d) Budgets and Projections. No later than ninety (90) calendar days after the end of each fiscal year of the Borrowers, a detailed consolidated budget for the following fiscal year on a quarterly basis for the Borrowers (including a projected consolidated balance sheet of the Borrowers and their Subsidiaries as of the end of the following fiscal year, and the related consolidated statements of projected cash flow, projected changes in financial position and projected income), and, as soon as available, significant revisions, if any, of such budget and projections with respect to such fiscal year (collectively, the "Projections"), which Projections shall in each case be accompanied by a certificate of a responsible officer stating that such Projections are based upon reasonable estimates, information and assumptions and that such responsible officer has no reason to believe that such Projections are incorrect or misleading in any material respect.

          (e) No Default. Within sixty (60) calendar days after the end of each of the first three Fiscal Quarters of each Fiscal Year and within one hundred thirty (130) calendar days after the end of each Fiscal Year, a certificate signed by the chief executive officer, chief operating officer or chief financial officer of each Borrower certifying that, to the best of such officer's knowledge, after due inquiry, no event has occurred and is continuing which constitutes an Event of Default or Potential Default, or describing each such event and the remedial steps being taken by the Borrowers or any of them.

          (f) Collateral Field Audit. Provide a collateral field audit of the Borrowers prepared by Freed Maxick or other mutually acceptable firm at least once a year on the anniversary date of this Agreement.

          (g) ERISA. All reports and forms filed with respect to all Plans, except as filed in the normal course of business and that would not result in an adverse action to be taken under ERISA, and details of related information of a Reportable Event, promptly following each filing.

          (h) Material Changes. Notification to the Administrative Agent and to each Bank of any litigation, administrative proceeding, investigation, business development, or change in financial condition which could reasonably have a Material Adverse Effect, promptly following its discovery.

          (i) Other Information. Promptly, upon request by the Administrative Agent from time to time (which may be on a monthly or other basis), each Borrower shall provide such other information and reports regarding its operations, business affairs, prospects and financial condition as the Agent or the Banks may reasonably request.

          (j) Monthly Borrowing Base Certificate. No later than fifteen (15) days after the end of each calendar month, as of the last day of such calendar month, a Borrowing Base Certificate signed by the chief financial officer, treasurer or controller of ePlus inc.

          (k) Monthly  Accounts  Receivable  Aging Report.  No later than thirty
     (30) days after the end of each calendar month for the first eleven (11) months of each Fiscal Year and no later than sixty (60) days after the end of each Fiscal Year, an accounts receivable aging report in the form attached hereto as Exhibit H ("Accounts Receivable Aging Report") signed by the chief financial officer, treasurer or controller of ePlus inc. In the case of the first two calendar months of each Fiscal Quarter, the information contained in this report need not include Receivables related to Buy/Sell Contracts or AMC Receivables (less than or over 120 days) as referenced in Exhibit H hereto.

          (l) Quarterly Inventory Report. No later than sixty (60) calendar days after the end of each Fiscal Quarter for the first three (3) Fiscal Quarters of each Fiscal Year and no later than one hundred thirty (130) days after the end of each Fiscal Year, a quarterly inventory report in the form attached hereto as Exhibit I ("Quarterly Inventory Report") signed by the chief financial officer, treasurer or controller of ePlus inc.

          (m) Quarterly Residuals Report. Within sixty (60) calendar days after the end of each of the first three Fiscal Quarters of each Fiscal Year and within one hundred thirty (130) calendar days after the end of each Fiscal Year, a residuals report in the form attached hereto as Exhibit J ("Residuals Report") signed by the chief financial officer, treasurer or controller of ePlus inc.

          5.2 Corporate Existence. Preserve its corporate existence and the corporate existence of each of its Subsidiaries, and all of their respective material franchises, licenses, patents, copyrights, trademarks and trade names consistent with good business practice; and maintain, keep, and preserve all of its properties (tangible and intangible) necessary or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

          5.3 ERISA. Comply in all material respects with the provisions of ERISA to the extent applicable to any Plan maintained for the employees of any Borrower, any Subsidiary of any Borrower or any ERISA Affiliate; do or cause to be done all such acts and things that are required to maintain the qualified status of each Plan and tax exempt status of each trust forming part of such Plan; not incur any material accumulated funding deficiency (within the meaning of ERISA and the regulations promulgated thereunder), or any material liability to the PBGC (as established by ERISA); not permit any event to occur as described in ss. 4042 of ERISA or which may result in the imposition of a lien on its properties or assets; notify the Banks in writing promptly after it has come to the attention of senior management of any Borrower of the assertion or threat of any "reportable event" or other event described in ss. 4042 of ERISA (relating to the soundness of a Plan) or the PBGC's ability to assert a material liability against it or impose a lien on its, its Subsidiaries' or any ERISA Affiliates' properties or assets; and refrain from engaging in any Prohibited Transactions or actions causing possible liability under ss. 5.02 of ERISA.

          5.4 Compliance with Regulations. Comply in all material respects with all Regulations applicable to the business of any Borrower or any Subsidiary of any Borrower, the noncompliance with which reasonably could have a Material Adverse Effect.

          5.5 Conduct of Business; Permits and Approvals, Compliance with Laws. Continue to engage in an efficient and economical manner in a business substantially the same as conducted by it on the date of this Agreement; maintain in full force and effect, its franchises, and all licenses, patents, trademarks, trade names, contracts, permits, approvals and other rights necessary to the profitable conduct of its business.

          5.6 Maintenance of Property; Insurance. Keep all of the property, equipment and systems of the Borrowers and the Subsidiaries of the Borrowers useful and necessary in their respective business in good working order and condition, ordinary wear and tear excepted. Maintain insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business and similarly situated, which insurance may provide for reasonable deductibility from coverage thereof.

          5.7 Payment of Debt; Payment of Taxes, Etc. Where the amount involved exceeds $250,000 or where the non-payment or non-discharge would otherwise have a Material Adverse Effect on any Borrower, any Subsidiary of any

     Borrower or any of the assets of such entities:  promptly pay and discharge
     (a) all of its Debt in accordance with the terms thereof; (b) all taxes, assessments, and governmental charges or levies imposed upon it or upon its income and profits, upon any of its property, real, personal or mixed, or upon any part thereof, before the same shall become in default; (c) all lawful claims for labor, materials and supplies or otherwise, which, if unpaid, might become a lien or charge upon such property or any part thereof; provided, however, that so long as such Borrower first notifies the Banks of its intention to do so, such Borrower shall not be required to pay and discharge any such Debt, tax, assessment, charge, levy or claim so long as the failure to so pay or discharge does not constitute or result in an Event of Default or a Potential Default hereunder and so long as no foreclosure or other similar proceedings shall have been commenced against such property or any part thereof and so long as the validity thereof shall be contested in good faith by appropriate proceedings diligently pursued and it shall have set aside on its books adequate reserves with respect thereto.

          5.8 Notice of Events. Promptly upon discovery of any of the following events, the Borrowers shall provide telephone notice to the Banks (confirmed within three (3) calendar days by written notice), describing the event and all action the Borrowers, their Subsidiaries or any of them, as applicable, propose to take with respect thereto:

          (a) an Event of Default or Potential Default under this Agreement or any other Loan Document;

          (b) any default or event of default under a contract or contracts and the default or event of default involves payments by any Borrower or any Borrower's Subsidiary in an aggregate amount equal to or in excess of $250,000;

          (c) a default or event of default under or as defined in any evidence of or agreements for Indebtedness for Borrowed Money under which the liability of any Borrower or any Subsidiary of any Borrower is equal to or in excess of $250,000, singularly or in the aggregate, whether or not an event of default thereunder has been declared by any party to such agreement or any event which, upon the lapse of time or the giving of notice or both, would become an event of default under any such agreement or instrument or would permit any party to any such instrument or agreement to terminate or suspend any commitment to lend to such Borrower or such Subsidiary or to declare or to cause any such indebtedness to be accelerated or payable before it would otherwise be due;

          (d) the institution of, any material adverse determination in, or the entry of any default judgment or order or stipulated judgment or order in, any suit, action, arbitration, administrative proceeding, criminal prosecution or governmental investigation against any Borrower or any Subsidiary of any Borrower in which the amount in controversy is in excess of $250,000, singularly or in the aggregate; or

          (e) any change in any Regulation, including, without limitation, changes in tax laws and regulations, which would have a Material Adverse Effect.

          5.9 Inspection Rights. During regular business hours and then as often as requested of any Borrower or it Subsidiary by the Administrative Agent, permit the Administrative Agent, or any authorized officer, employee, agent, or representative of the Administrative Agent to examine and make abstracts from the records and books of account of any Borrower or its Subsidiary, wherever located, and to visit the properties of any Borrower; and to discuss the affairs, finances, and accounts of any Borrower or any Subsidiary of any Borrower with its Chairman, President, any executive vice president, its chief financial officer, treasurer, controller or independent accountants. If no Event of Default or Potential Default shall be in existence, the Administrative Agent shall limit such examination to two times each calendar year and the Borrowers shall reimburse the Administrative Agent for its expenses in connection with each such inspection promptly following the completion of each such inspection. If the inspection shall be made during the continuance of a Potential Default or an Event of Default, there shall be no limit on the number of inspections which can be made. Similarly, in the event of any inspection during such period, the Borrowers shall reimburse the Administrative Agent for its expenses in connection with each such inspection promptly following the completion of each such inspection. At all times, it is understood and agreed by the Borrowers that all expenses in connection with any such inspection which may be incurred by any Borrower, any officers and employees thereof and the attorneys and independent certified public accountants therefor shall be expenses payable by the Borrowers and shall not be expenses of the Banks. The Administrative Agent shall be permitted to communicate the information gained from any such inspection to the other Banks.

          5.10 Generally Accepted Accounting Principles. Maintain the books and records of the Borrowers and any Subsidiaries of the Borrowers at all times in accordance with Generally Accepted Accounting Principles.

          5.11 Compliance with Material Contracts. Each Borrower and each Subsidiary will comply in all material respects with all obligations, terms, conditions and covenants, as applicable, in all Debt of each Borrower and each such Subsidiary and all instruments and agreements related thereto, and all other instruments and agreements to which it is a party or by which it is bound or any of its properties is affected and in respect of which the failure to comply reasonably could have a Material Adverse Effect.

          5.12 Use of Proceeds. The Borrowers will use the proceeds of any Loan made pursuant hereto to refinance existing indebtedness, to support working capital needs, to finance permitted acquisitions and for general corporate purposes.

          5.13 Further Assurances. Do such further acts and things and execute and deliver to the Administrative Agent and/or the Banks such additional assignments, agreements, powers and instruments, as the Administrative Agent and/or any Bank may reasonably require or reasonably deem advisable to carry into affect the purposes of this Agreement or to better assure and confirm unto the Administrative Agent and each Bank its rights, powers and remedies hereunder.

          5.14 Restrictive Covenants in Other Agreements. In the event that any Borrower shall enter into or otherwise become subject to or suffer to exist any agreement pertaining to Debt which contains covenants or restrictions that are more restrictive on it than the covenants and restrictions contained in this Agreement, each and every such covenant and restriction shall be deemed incorporated herein by reference as fully as if set forth herein. If and to the extent that any such covenant or restriction shall be inconsistent with or otherwise be in conflict with any covenant or restriction set forth herein (other than by reason of its being more restrictive), this Agreement shall govern.

          5.15 Hedge Agreements. At the request of the Administrative Agent and at least on an annual basis, review its hedge program with the Administrative Agent and provide satisfactory evidence that it has entered into and is maintaining a sound and fiscally responsible hedge program for interest risk management and foreign exchange fluctuations. Each Borrower shall administer such hedge program to reduce materially the risk to such Borrower's financial position.

                             6. Negative Covenants

          Each Borrower covenants and agrees on behalf of itself and its Subsidiaries, unless specifically excepted hereafter, that from and after the date hereof and so long as any Loan Commitment is in effect or any Obligation remains unpaid or outstanding, it and its Subsidiaries will not:

          6.1 Consolidation and Merger. Merge or consolidate with or into any corporation except, if no Potential Default or Event of Default shall have occurred and be continuing either immediately prior to or upon the consummation of such transaction, any Person may be merged into any Borrower, as long as such Borrower is the surviving entity.

          6.2 Debt. Except for Debt incurred by a Subsidiary of a Borrower that is not also a Borrower hereunder, create, assume or permit to exist any Debt except for Permitted Debt.

          6.3 Liens. Except for Liens on assets or property against a Subsidiary of a Borrower that is not also a Borrower hereunder, create, assume or permit to exist any Lien on any of their property or assets, whether now owned or hereafter acquired, or upon any income or profits therefrom, except Permitted Liens.

          6.4 Guarantees. Guarantee or otherwise in any way become or be responsible for indebtedness or obligations (including working capital maintenance, take-or-pay contracts) of any other Person (including but not limited to any Subsidiary of any Borrower), contingently or otherwise, in any amounts that would exceed an aggregate of $15,000,000 for all Borrowers and their Subsidiaries taken together.

          6.5 Margin Stock. Use or permit any proceeds of the Loans to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock within the meaning of Regulation U of The Board of Governors of the Federal Reserve System, as amended from time to time.

          6.6 Acquisitions and Investments. Purchase or otherwise acquire (including without limitation by way of share exchange) any part or amount of the capital stock or assets of, or make any Investments in any other Person; or enter into any new business activities or ventures not directly related to their present business; or create any Subsidiary, unless, with respect to purchases or acquisitions and to the extent applicable, (a) the stock, obligations or securities acquired or held by the Borrower or the

     Borrower's Subsidiary is received in settlement of Debts created in the ordinary course of business and owed to such Borrower or Borrower's Subsidiary, (b) the Borrower or the Borrower's Subsidiary makes and owns
     (i) Investments in certificates of deposits or time deposits having maturities in each case not exceeding one year from the date of issuance thereof and issued by a Bank, or any FDIC-insured commercial bank incorporated in the United States or any state thereof having a combined capital and surplus of not less than $150,000,000, (ii) Investments in marketable direct obligations issued or unconditionally guaranteed by the United States of America, any agency thereof, or backed by the full faith and credit of the United States of America, in each case maturing within one year from the date of issuance or acquisition thereof, (iii) Investments in commercial paper issued by a corporation incorporated in the United States or any state thereof maturing no more than one year from the date of issuance thereof and, at the time of acquisition, having a rating of A-1 (or better) by Standard & Poor's Corporation or P-1 (or better) by Moody's Investors Service, Inc. and (iv) Investments in money market mutual funds all of the assets of which are invested in cash or investments described in the immediately preceding clauses (i), (ii) and (iii), (c) such purchase or acquisition is non-hostile, (d) the aggregate purchase price of each purchase or acquisition is less than or equal to $5,000,000,
     (e) the aggregate purchase price of all purchases and acquisitions during any twelve month period is less than or equal to $20,000,000, (f) no Event of Default or Potential Default exists or would exist immediately thereafter at the closing of such purchase or acquisition or arise from the consummation of such purchase or acquisition, and (g) prior to each purchase or acquisition closing, the Administrative Agent shall receive (i) revised projection models incorporating such purchase or acquisition and
     (ii) evidence that after the purchase or acquisition closing, the Aggregate Loan Commitment less all of the then outstanding Loans will be greater than or equal to $10,000,000.

          6.7 Transfer of Assets; Nature of Business. Sell, transfer, pledge, assign or otherwise dispose of any of their assets unless such sale or disposition shall be in the ordinary course of its business for value received (and in the case of any sale or refinancing of Inventory, Equipment or Leases, each such sale or refinancing must be an Ordinary Course Sale or Financing), or discontinue, liquidate or change in any material respect any substantial part of their operations or business. Sales of groups of Leases in securitization transactions that comply with the requirements of an Ordinary Course Sale or Financing shall be permitted.

          6.8 Restricted Payments. Make or pay any redemptions, repurchases, dividends or distributions of any kind with respect to its capital stock except that as long as no Event of Default or Potential Default shall be in existence: (i) dividends may be made and paid as long as the aggregate thereof does not exceed 50% of its net income (net of any net losses) accumulated after September 30, 2000; and (ii) repurchases of the common stock may occur during the twelve month period commencing when the stock buyback plan of the Company becomes effective so long as such repurchases do not exceed $7,500,000 in the aggregate.

          6.9 Change of Management. Permit any Change of Management.

          6.10 Limitation on Capital Expenditures. Make or commit to make, on an aggregate basis with any other Borrower and with any Subsidiary of any Borrower, any Capital Expenditure in excess of $10,000,000 per annum, excluding assets purchased under the ordinary course of its financing business.

          6.11 Limitation on Optional Payments and Modification of Indebtedness. Make any optional or voluntary payment, prepayment, repurchase or redemption of any recourse Debt or amend, modify or otherwise change, or consent or agree to or permit any amendment, modification, waiver or other change to, any of the terms of any recourse Debt agreement, unless such amendment, modification or waiver would extend the maturity or reduce the amount of any payment of principal thereof, reduce the rate or extend the date for payment of interest thereon or relax any covenant or other restriction applicable to the Borrower and does not involve the payment of a consent fee.

          6.12 Accounting Change. Make or permit any change in financial accounting policies or financial reporting practices, except as required by Generally Accepted Accounting Principles or regulations of the Securities and Exchange Commission, if applicable.

          6.13 Transactions with Affiliates. Enter into any transaction (including, without limitation, the purchase, sale or exchange of property, the rendering of any services or the payment of management fees) with any Affiliate, except transactions in the ordinary course of, and pursuant to the reasonable requirements of, their business, and in good faith and upon commercially reasonable terms and except for assignments to ePlus Group, inc. of receivables generated by ePlus Technology, inc. arising from its normal business activities, which receivables, upon such assignment, meet the criteria for Eligible Receivables.

          6.14 Restriction on Amendment of This Agreement. Enter into or otherwise become subject to or suffer to exist any agreement which would require them or any of them to obtain the consent of any other person as a condition to the ability of the Banks and the Borrowers to amend or otherwise modify this Agreement.

          6.15 Restriction on Hedge Arrangements. Enter into or permit to be outstanding at any time any Hedge Arrangement unless:

          (a) such Hedge Arrangement is a rate swap, interest rate option, forward rate transaction, forward foreign exchange transaction or cross currency rate swap transaction;

          (b) such Hedge Arrangement is designed to protect the Borrower against fluctuations in currency exchange rates or interest rates;

          (c) such Hedge Arrangement has been entered into by the Borrower bona fide and in good faith in the ordinary course of its business for the purpose of carrying on the same and not for speculative purposes;

          (d) the counterparty under such Hedge Arrangement is reasonably acceptable to the Administrative Agent;

          (e) the counterparty under such Hedge Arrangement is not given any security interest in the Collateral which is superior to the Bank's;

          (f) the extent of the security interest, if any, of the counterparty under such Hedge Arrangement is not greater than the counterparty's credit exposure under the Hedge Arrangement and such credit exposure is calculated in a reasonable and customary manner; and

          (g) documentation of such Hedge Arrangement shall conform to ISDA standards and must be acceptable to the Administrative Agent with respect to intercreditor issues.

          6.16 Restriction on Mexican Subsidiary. Permit MLC Leasing S.A. DE C.V. ESTATUTS (Mexico) to become an active corporation.

          6.17 Restriction on Transfers from Borrowers to Non-Borrower Subsidiaries of Borrowers. Lend, invest or transfer any cash or other Property to Subsidiaries of Borrowers when such Subsidiaries are not Borrowers, except for loans, investments and transfers made by the Borrower in the ordinary course of business pursuant to a good-faith, arm's length transaction relating to the Borrower's (a) purchase of Equipment or Inventory or (b) Capital Expenditures except for transfer of funds to ePlus Technology, inc. in connection with its assignment to ePlus Group, inc. of receivables generated by ePlus Technology, inc. as set forth in ss. 6.13, which transfer shall represent the purchase price of such receivables and shall not exceed 100% of the amount of such receivables.

                            7. Financial Covenants.

          The Borrowers, jointly and severally, covenant and agree that from and after the date hereof and so long as the any Loan Commitment is in effect or any Obligation remains unpaid or outstanding:

          7.1 Maximum Recourse Leverage. The ratio of Total Recourse Funded Debt to Tangible Net Worth of ePlus inc. and its Subsidiaries on a consolidated basis will not at any time exceed 3.00:1.

          7.2 Maximum Recourse Debt to EBITDA. The ratio of Total Recourse Funded Debt to EBITDA of ePlus inc. and its Subsidiaries on a consolidated basis for the four (4) most recently ended consecutive Fiscal Quarters will not at any time exceed 3.00:1.

          7.3 Interest Coverage Ratio. The ratio of EBIT to interest expense of ePlus inc. and its Subsidiaries on a consolidated basis for the four (4) most recently ended consecutive Fiscal Quarters will not at any time be less than 1.75.

          7.4 Minimum Net Worth. Net Worth of ePlus inc. and its Subsidiaries on a consolidated basis will not at any time be less than the sum of (i) 90% of consolidated GAAP Net Worth on December 31, 2002, (ii) seventy-five percent (75%) of Net Income for each Fiscal Quarter ending after December 31, 2002 without deduction for any net losses, (iii) one hundred percent (100%) of the net proceeds from any sale of equity securities after the date of this Agreement, and (iv) one hundred percent (100%) of the fair value of any equity securities issued after the date of this Agreement in connection with any acquisition permitted hereunder or by waiver hereto.

          7.5 Borrowing Base. The aggregate principal amount of Loans outstanding shall not at any time exceed the Borrowing Base or the Aggregate Loan Commitment, whichever is less; provided, however, that this covenant shall not be deemed breached if, at the time such aggregate amount exceeds said level, within four Business Days after the earlier of the date any Borrower first has knowledge of such excess or the date of the next Borrowing Base Certificate disclosing the existence of such excess, a prepayment of Loans shall be made in an amount sufficient to assure continued compliance with this covenant in the future.

          7.6 Delinquency of Portfolio. The delinquency will not exceed the following, as presented substantially in the form of Exhibit G hereto:

          (a) Asset Management Contracts. In the case of accounts receivable pertaining to Asset Management Contracts, the aggregate amount of accounts receivable which are more than 120 days past due will not exceed five percent (5%) of the aggregate amount of all such accounts receivable. Notwithstanding the Borrowers' internal record keeping procedures, an account receivable shall not be deemed to be more than 120 days past due with respect to any individual Asset Management Contract until 120 days shall have elapsed following the date such contract was executed, delivered and made effective. For purposes of this calculation, contracts that have been amended or otherwise modified or waived in order to cure any delinquency shall be deemed to be delinquent in their entireties.

          (b) Buy-Sell Contracts. In the case of accounts receivable pertaining to Buy-Sell Contracts, the aggregate amount of accounts receivable which are more than 60 days past due will not exceed five percent (5%) of the aggregate amount of all such accounts receivable. An account receivable pertaining to Buy-Sell Contracts shall be deemed to be more than 60 days past due with respect to any individual contract if it is 60 days past due as specified in the applicable contract. For purposes of this calculation, contracts that have been amended or otherwise modified or waived in order to cure any delinquency shall be deemed to be delinquent in their entireties.

          (c) Lease Portfolio. In the case of accounts receivable pertaining to lease agreements, the aggregate amount of accounts receivable which are more than 90 days past due will not exceed five percent (5%) of the aggregate amount of all such accounts receivable. An account receivable pertaining to a lease agreement shall be deemed to be more than 90 days past due with respect to any individual agreement if it is 90 days past due as specified in the applicable agreement. For purposes of this calculation, leases that have been amended or otherwise modified or waived in order to cure any delinquency shall be deemed to be delinquent in their entireties.

                                   8. Default

          8.1 Events of Default. The Borrowers shall be in default if any one or more of the following events (each an "Event of Default") occurs:

          (a) Payments. The Borrowers fail to pay any principal of or interest on any Note when due and payable (whether at maturity, by notice of intention to prepay, or otherwise) or fail to pay when it is due and payable any other amount payable under any Loan Document and such failure shall continue for a period of five days or more.

          (b) Covenants. The Borrowers fail to observe or perform (1) any term, condition or covenant set forth in ss.ss.5.1(a), 5.1(b), 5.1(c), or 5.1(j), ss.5.2 (first sentence only); and any section of Article 6 or 7 of this

     Agreement, as and when required, or (2) any term, condition or covenant contained in this Agreement or any other Loan Document other than as set forth in (1) above, as and when required and such failure shall continue for a period of 10 days or more.

          (c) Representations and Warranties. Any representation or warranty made or deemed to be made by any Borrower, herein or in any Loan Document or in any exhibit, schedule, report or certificate delivered pursuant hereto or thereto shall prove to have been false, misleading or incorrect in any material respect when made or deemed to have been made.

          (d) Bankruptcy. Any Borrower or any Subsidiary of any Borrower is dissolved or liquidated, makes an assignment for the benefit of creditors, files a petition in bankruptcy, is adjudicated insolvent or bankrupt, petitions or applies to any tribunal for any receiver or trustee, commences any proceeding relating to itself under any bankruptcy, reorganization, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, has commenced against it any such proceeding which remains undismissed for a period of thirty (30) days, or indicates its consent to, approval of or acquiescence in any such proceeding, or any receiver of or trustee for any Borrower, any Subsidiary of any Borrower or any substantial part of the property of any Borrower or any Subsidiary of any Borrower is appointed, or if any such receivership or trusteeship to continues undischarged for a period of thirty (30) days.

          (e) Certain Other Defaults. Any Borrower, any Subsidiary of any Borrower or the Borrowers as a group shall fail to pay when due any Indebtedness for Borrowed Money which singularly or in the aggregate exceeds $250,000, and such failure shall continue beyond any applicable cure period, or any Borrower, any Subsidiary of any Borrower or the Borrowers as a group shall suffer to exist any default or event of default in the performance or observance, subject to any applicable grace period, of any agreement, term, condition or covenant with respect to any agreement or document relating to Indebtedness for Borrowed Money if the effect of such default is to permit, with the giving of notice or passage of time or both, the holders thereof, or any trustee or agent for said holders, to terminate or suspend any commitment (which is equal to or in excess of $250,000) to lend money or to cause or declare any portion of any borrowings thereunder to become due and payable prior to the date on which it would otherwise be due and payable, provided that during any applicable cure period the Banks' obligations hereunder to make further Loans shall be suspended. Notwithstanding anything to the contrary in the immediately preceding sentence, it shall not be an Event of Default hereunder for a Borrower or a Subsidiary of a Borrower to fail to pay when due any Indebtedness for Borrowed Money so long as such Borrower or such Subsidiary is contesting in good faith through litigation its obligation to pay such Indebtedness for Borrowed Money; provided, however, that if the aggregate amount of any Indebtedness for Borrowed Money contested by a Borrower, the Subsidiary or the Borrowers as a group exceeds $250,000, such Borrower (for itself and its Subsidiaries) or Borrowers, as applicable, shall be required to post a bond equal to the amount that such Indebtedness for Borrowed Money exceeds $250,000.

          (f) Judgments. Any judgments against any Borrower, any Subsidiary of any Borrower or the Borrowers as a group or against assets or property of any Borrower, the Subsidiary or the Borrowers as a group for amounts in excess of $250,000 in the aggregate remain unpaid, unstayed on appeal, undischarged, unbonded and undismissed for a period of thirty (30) days.

          (g) Attachments. Any assets of any Borrower or the Borrowers as a group shall be subject to attachments, levies, or garnishments for amounts in excess of $250,000 in the aggregate which have not been dissolved or satisfied within twenty (20) days after service of notice thereof to such Borrower or Borrowers, as applicable.

          (h) Change of Management. There occurs any Change of Management.

          (i) Security Interests. Any security interest created pursuant to any Loan Document shall cease to be in full force and effect, or shall cease in any material respect to give the Administrative Agent, the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the Collateral), superior to and prior to the rights of all third Persons, and subject to no other Liens (except as permitted by ss. 6.3).

          (j) Material Adverse Change. There occurs any Material Adverse Change.

          (k) ERISA. (a) Any Borrower or any ERISA Affiliate of any such Borrower is not in compliance in all material respects with all applicable provisions of ERISA and the regulations promulgated thereunder; and, either the Borrower or an ERISA Affiliate of such Borrower maintains or contributes to or has maintained or contributed to any multiemployer plan (as defined in ss. 4001 of ERISA) under which such Borrower any ERISA Affiliate could have any withdrawal liability; (b) either the Borrower or any ERISA Affiliate of the Borrower sponsors or maintains any Plan under which there is an accumulated funding deficiency within the meaning of ss. 412 of the Code, whether or not waived; (c) the aggregate liability for accrued benefits and other ancillary benefits under each Plan that is or will be sponsored or maintained by the Borrower or any ERISA Affiliate of the Borrower (determined on the basis of the actuarial assumptions prescribed for valuing benefits under terminating single-employer defined benefit plans under Title IV of ERISA) exceeds the aggregate fair market value of the assets under each such defined benefit pension Plan; (d) the aggregate liability of the Borrower and each ERISA Affiliate of the Borrower arising out of or relating to a failure of any Plan to comply with the provisions of ERISA or the Code, will have a Material Adverse Effect; and (e) an unfunded liability (determined on the basis of actuarial assumptions utilized by the actuary for the plan in preparing the most recent Annual Report) of the Borrower or any ERISA Affiliate exists under any plan, program or arrangement providing post-retirement life or health benefits.

     THEN and in every such event other than that specified in ss. 8.1(d), the Administrative Agent may, in its sole discretion, or at the written request of the Required Banks shall, terminate the Aggregate Loan Commitment (the date of such termination then being the Credit Termination Date) and declare the Notes, the Swing Line Note and all other Obligations, including without limitation accrued interest, to be, and they shall thereupon forthwith become due and payable without presentment, demand, or notice of any kind, all of which are hereby expressly waived by each Borrower. Upon the taking of any such action, the Administrative Agent shall provide prompt notice of such action to the other Banks. Upon the occurrence of any event specified in ss. 8.1(d), the Notes, Swing Line Loans and all other Obligations, including without limitation accrued interest, shall immediately be due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each Borrower and the Aggregate Loan Commitment shall immediately terminate (the date of such termination then being the Credit Termination Date). From and after the date an Event of Default shall have occurred and for so long as an Event of Default shall be continuing, the Loans shall bear interest at the Default Rate.

                                 9. Collateral

          9.1 Collateral. Except as otherwise specifically set forth herein or in any other Loan Document, any and all Loans made and outstanding and their repayment at all times shall be secured by a first priority, perfected, security interest in the Collateral (as defined in the Security Agreement, hereinafter referred to as the "Collateral") subject only to Permitted Liens.

                            10. Administrative Agent

          10.1 Appointment and Authorization. Each Bank hereby irrevocably appoints and authorizes National City Bank, as Administrative Agent hereunder and as collateral agent, to take such action on its behalf and to exercise such powers under this Agreement and the Loan Documents as are specifically delegated to it as Administrative Agent by the terms hereof or thereof, together with such other powers as are reasonably incidental thereto. The relationship between the Administrative Agent and each Bank has no fiduciary aspects, and the Administrative Agent's duties hereunder are acknowledged to be only ministerial and not involving the exercise of discretion on its part. Nothing in this Agreement or any Loan Document shall be construed to impose on the Administrative Agent any duties or responsibilities other than those for which express provision is made herein or therein. In performing its duties and functions under this
     Article 10, the Administrative Agent does not assume and shall not be deemed to have assumed, and hereby expressly disclaims, any obligation with or for any Borrower. As to matters not expressly provided for in this Agreement or any Loan Document, the Administrative Agent shall not be required to exercise any discretion or to take any action or communicate any notice, but shall be fully protected in so acting or refraining from acting upon the instructions of the Required Banks and their respective successors and assigns; provided, however, that in no event shall the Administrative Agent be required to take any action which exposes it to individual liability or which is contrary to this Agreement, any Loan Document or applicable law, and the Administrative Agent shall be fully justified in failing or refusing to take any action hereunder unless it shall first be specifically indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or omitting to take any such action. If an indemnity furnished to the Administrative Agent for any purpose shall, in its reasonable opinion, be insufficient or become impaired, the Administrative Agent may call for additional indemnity from the Banks and not commence or cease to do the acts for which such indemnity is requested until such additional indemnity is furnished.

          10.2 Duties and Obligations. In performing its functions and duties hereunder on behalf of the Banks, the Administrative Agent shall exercise the same care and skill as it would exercise in dealing with loans for its own account. Neither the Administrative Agent nor any of its directors, officers, employees or other agents shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or any Loan Document except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Administrative Agent (a) may consult with legal counsel and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith and in accordance with the advice of such experts; (b) makes no representation or warranty to any Bank as to, and shall not be responsible to any Bank for, any recital, statement, representation or warranty made in or in connection with this Agreement, any Loan Document or in any written or oral statement (including a financial or other such statement), instrument or other document delivered in connection herewith or therewith or furnished to any Bank by or on behalf of any Borrower; (c) shall have no duty to ascertain or inquire into any Borrower's performance or observance of any of the covenants or conditions contained herein or to inspect any of the property (including the books and records) of any Borrower or inquire into the use of the proceeds of the Loans or (unless the officers of the Administrative Agent active in their capacity as officers of the Administrative Agent on any Borrower's account have actual knowledge thereof or have been notified in writing thereof) to inquire into the existence or possible existence of any Event of Default or Potential Default; (d) shall not be responsible to any Bank for the due execution, legality, validity, enforceability, effectiveness, genuineness, sufficiency, collectibility or value of this Agreement or any other Loan Document or any instrument or document executed or issued pursuant hereto or in connection herewith, except to the extent that such may be dependent on the due authorization and execution by the Administrative Agent itself; (e) except as expressly provided herein in respect of information and data furnished to the Administrative Agent for distribution to the Banks, shall have no duty or responsibility, either initially or on a continuing basis, to provide to any Bank any credit or other information with respect to any Borrower, whether coming into its possession before the making of the Loans or at any time or times thereafter; and (f) shall incur no liability under or in respect of this Agreement or any other Loan Document for, and shall be entitled to rely and act upon, any notice, consent, certificate or other instrument or writing (which may be by facsimile (telecopier), telegram, cable, or other electronic means) believed by it to be genuine and correct and to have been signed or sent by the proper party or parties.

          10.3 The Administrative Agent as a Bank. With respect to its Loan Commitment and the Loans and Swing Line Loans made and to be made by it, the Administrative Agent shall have the same rights and powers under this Agreement and all other Loan Documents as the other Banks and may exercise the same as if it were not the Administrative Agent. The terms "Bank" and "Banks" as used herein shall, unless otherwise expressly indicated, include the Administrative Agent in its individual capacity. The Administrative Agent and any successor Administrative Agent which is a commercial bank, and their respective affiliates, may accept deposits from, lend money to, act as trustee under indentures of and generally engage in any kind of business with, the Borrowers and their affiliates from time to time, all as if such entity were not the Administrative Agent hereunder and without any duty to account therefor to any Bank.

          10.4 Independent Credit Decisions. Each Bank acknowledges to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Bank, and based upon such documents and information as it has deemed appropriate, made its own independent credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently or through other advisers and representatives but without reliance upon the Administrative Agent or any other Bank, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or refraining from taking any action under this Agreement or any Loan Document.

          10.5 Indemnification. The Banks agree to indemnify the Administrative Agent (to the extent not previously reimbursed by the Borrowers), ratably in proportion to each Bank's Commitment Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in its capacity as Administrative Agent in any way relating to or arising out of this Agreement or any Loan Document or any action taken or omitted to be taken by the Administrative Agent in its capacity as Administrative Agent hereunder or under any Loan Document; provided that none of the Banks shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent 's gross negligence or willful misconduct. Without limiting the generality of the foregoing, each Bank agrees to reimburse the Administrative Agent, promptly on demand, for such Bank's ratable share (based upon the aforesaid apportionment) of any out-of-pocket expenses (including reasonable counsel fees and disbursements) incurred by the Administrative Agent in connection with the preparation, execution, administration or enforcement of, or the preservation of any rights under, this Agreement and the Loan Documents to the extent that the Administrative Agent is not reimbursed for such expenses by the Borrowers.

          10.6 Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice of such resignation to the Banks and the Borrowers, such resignation to be effective only upon the appointment of a successor Administrative Agent as hereinafter provided. Upon any such notice of resignation, the Banks shall jointly appoint a successor Administrative Agent upon written notice to the Borrowers and the Administrative Agent. If no successor Administrative Agent shall have been jointly appointed by such Banks and shall have accepted such appointment within thirty (30) days after the Administrative Agent shall have given notice of resignation, the Administrative Agent may, upon notice to the Borrowers and the Banks, appoint a successor Administrative Agent. Upon its acceptance of any appointment as Administrative Agent hereunder, the successor Administrative Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the Administrative Agent, and the Administrative Agent shall be discharged from its duties and obligations as Administrative Agent under this Agreement and the Loan Documents. After the Administrative Agent 's resignation hereunder, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement and the Loan Documents.

          10.7  Allocations  Made By the  Administrative  Agent.  As between the
     Administrative Agent and the Banks, unless a Bank objecting to a determination or allocation made by the Administrative Agent pursuant to this Agreement delivers to the Administrative Agent written notice of such objection within two hundred ten (210) days after the date any distribution was made by the Administrative Agent, such determination or allocation shall be conclusive on such one hundred twentieth day and only those items expressly objected to in such notice shall be deemed disputed by such Bank. The Administrative Agent shall not have any duty to inquire as to the application by the Banks of any amounts distributed to them.

                               11. Miscellaneous

          11.1 Waiver. No failure or delay on the part of the Administrative Agent or any Bank or any holder of any Note in exercising any right, power or remedy under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under any Loan Document. The remedies provided under the Loan Documents are cumulative and not exclusive of any remedies provided by law.

          11.2 Amendments. No amendment, modification, termination or waiver of any Loan Document or any provision thereof nor any consent to any departure by the Borrowers therefrom shall be effective, except for the addition of an Additional Bank to this Agreement, unless the same shall have been approved in writing by the Required Banks, be in writing and be signed by the Administrative Agent, the Required Banks and the Borrowers, and then any such waiver or consent shall be effective only in the instance and for the specific purpose for which given, provided, however, that unanimous written consent of all of the Banks shall be required for: (a) any increase in the amount of the Aggregate Loan Commitment; (b) any reduction in principal, interest, or fees payable by the Borrowers under this Agreement;
     (c) any extension of the Credit Termination Date or the maturity date of any Loan; (d) any extension of the due date for payment of any principal, interest or fees to be collected on behalf of the Banks; (e) any release of all or substantially all of the Collateral; (f) any change in the definition of Required Banks and (g) any release of a Borrower or a guarantor of principal, interest, or fees payable by the Borrowers under this Agreement. No notice to or demand on the Borrowers shall entitle the Borrowers to any other or further notice or demand in similar or other circumstances.

          11.3 Governing Law. The Loan Documents and all rights and obligations of the parties thereunder shall be governed by and be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to Pennsylvania or federal principles of conflict of laws.

          11.4 Participations and Assignments. Each Borrower hereby acknowledges and agrees that any Bank may at any time: (a) grant participations in all or any portion of its Note or of its right, title and interest therein or in or to this Agreement (collectively, "Participations") to any other lending office of such Bank or, with the consent of the Borrowers (not to be unreasonably withheld), to any other bank, lending institution or other entity which has the requisite sophistication to evaluate the merits and risks of investments in Participations ("Participants"); provided, however, that: (i) all amounts payable by the Borrowers hereunder shall be determined as if such Bank had not granted such Participation; and (ii) any agreement pursuant to which such Bank may grant a Participation: (x) shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrowers hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provisions of this Agreement; and (y) such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement without the consent of the Participant if such modification, amendment or waiver would reduce the principal of or rate of interest on any Loan or postpone the date fixed for any payment of principal of or interest on any Loan or increase the Aggregate Loan Commitment or release any of the Collateral; and (b) assign any or all of its obligations under this Agreement and the Loan Documents (but only with the consent of ePlus inc. and the Administrative Agent which consent shall not be unreasonably withheld), provided that each such assignment shall be in an amount of at least $5,000,000; and (ii) each such assignment by a Bank of its Note or a portion thereof, or Loan Commitment or a portion thereof shall be made in such manner so that the same portion of its Loans, Note and Loan Commitment is assigned to the respective assignee. Upon each such assignment, the assigning Bank shall pay the Administrative Agent an assignment fee of $3,500.

          11.5 Captions. Captions in the Loan Documents are included for convenience of reference only and shall not constitute a part of any Loan Document for any other purpose.

          11.6 Notices. All notices, requests, demands, directions, declarations and other communications between the Banks and the Borrowers provided for in any Loan Document shall, except as otherwise expressly provided, be mailed by registered or certified mail, return receipt requested, or telegraphed, or faxed, or delivered in hand to the applicable party at its address indicated opposite its name on the signature pages hereto. The foregoing shall be effective and deemed received three days after being deposited in the mails, postage prepaid, addressed as aforesaid and shall whenever sent by telegram, telegraph or fax or delivered in hand be effective when received. Any party may change its address by a communication in accordance herewith.

          11.7 Sharing of Collections, Proceeds and Set-Offs; Application of Payments.

          (a) If any Bank, by exercising any right of set-off, counterclaim or foreclosure against trade collateral or otherwise, receives payment of principal or interest or other amount due on any Note which is greater than the percentage share of such Bank (determined as set forth below), the Bank receiving such proportionately greater payment shall purchase such participations in the Loans held by the other Banks, and such other adjustments shall be made as may be required, so that all such payments shall be shared by the Banks on the basis of their percentage shares; provided that if all or any portion of such proportionately greater payment of such indebtedness is thereafter recovered from, or must otherwise be restored by, such purchasing Bank, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest being paid by such purchasing Bank. The percentage share of each Bank shall be based on the portion of the outstanding Loans of such Bank (prior to receiving any payment for which an adjustment must be made under this Section) in relation to the aggregate outstanding Loans of all the Banks. Each Borrower agrees, to the fullest extent may effectively do so under applicable law, that any holder of a participation in a Loan or reimbursement obligation, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of any Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Bank receives a secured claim in lieu of a set-off to which this Section would apply, such Bank shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Banks entitled under this Section to share in the benefits of any recovery on such secured claim.

          (b) If an Event of Default or Potential Default shall have occurred and be continuing the Administrative Agent and each Bank and each Borrower agree that all payments on account of the Loans shall be applied by the Administrative Agent and the Banks as follows:

          First, to the Administrative Agent for any Administrative Agent fees then due and payable under this Agreement until such fees are paid in full;

          Second, to the Administrative Agent for any fees, costs or expenses (including expenses described in ss. 11.8) incurred by the
          Administrative Agent under any of the Loan Documents or this Agreement, then due and payable and not reimbursed by the Borrowers or the Banks until such fees, costs and expenses are paid in full;

          Third, to the Banks for their percentage shares of the Commitment Fee then due and payable under this Agreement until such fee is paid in full;

          Fourth, to the Banks for their respective shares of all costs, expenses and fees then due and payable from the Borrowers until such costs, expenses and fees are paid in full;

          Fifth, to the Banks for their percentage shares of all interest then due and payable from the Borrowers until such interest is paid in full, which percentage shares shall be calculated by determining each Bank's percentage share of the amounts allocated in (a) above determined as set forth in said clause (a); and

          Sixth, to the Banks for their percentage shares of the principal amount of the Loans then due and payable from the Borrowers until such principal is paid in full, which percentage shares shall be calculated by determining each Bank's percentage share of the amounts allocated in (a) above determined as set forth in said clause (a).

          11.8 Expenses; Indemnification. The Borrowers will from time to time reimburse the Administrative Agent promptly following demand for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of legal counsel) in connection with (i) the preparation of the Loan Documents, (ii) the making of any Loans, and (iii) the administration of the Loan Documents, including but not limited to all amendments, waivers and advice concerning the Loan Documents. The Borrowers also will from time to time reimburse the Administrative Agent and each Bank for all out-of-pocket expenses (including the reasonable fees and expenses of legal counsel) in connection with the enforcement of the Loan Documents. In addition to the payment of the foregoing expenses, each Borrower hereby agrees to indemnify, protect and hold the Administrative Agent, each Bank and any holder of any Note and the officers, directors, employees, agents, affiliates and attorneys of the Administrative Agent, each Bank and such holder (collectively, the "Indemnitees") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature, including reasonable fees and expenses of legal counsel, which may be imposed on, incurred by, or asserted against such Indemnitee by any Borrower or other third parties and arise out of or relate to this Agreement or the other Loan Documents or any other matter whatsoever related to the transactions contemplated by or referred to in this Agreement or the other Loan Documents; provided, however, that the Borrowers shall have no obligation to an Indemnitee hereunder to the extent that the liability incurred by such Indemnitee has been determined by a court of competent jurisdiction to be the result of gross negligence or willful misconduct of such Indemnitee.

          11.9 Survival of Warranties and Certain Agreements. All agreements, representations and warranties made or deemed made herein shall survive the execution and delivery of this Agreement, the making of the Loans hereunder and the execution and delivery of the Note. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of the Borrowers set forth in ss.ss. 2.10(d), 2.10(e), 2.11 and 11.8 shall survive the payment of the Loans and the termination of this Agreement. This Agreement shall remain in full force and effect until the repayment in full of all amounts owed by the Borrowers under the Notes or any other Loan Document.

          11.10 Severability. The invalidity, illegality or unenforceability in any jurisdiction of any provision in or obligation under this Agreement, the Notes or other Loan Documents shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement, the Notes or other Loan Documents or of such provision or obligation in any other jurisdiction.

          11.11 Banks' Obligations Several; Independent Nature of Banks' Rights. The obligation of each Bank hereunder is several and not joint and no Bank shall be the agent of any other (except to the extent the Administrative Agent is authorized to act as such hereunder). No Bank shall be responsible for the obligation or commitment of any other Bank hereunder. In the event that any Bank at any time should fail to make a Loan as herein provided, the other Banks, or any of them as may then be agreed upon, at their sole option, may make the Loan that was to have been made by the Bank so failing to make such Loan. Nothing contained in any Loan Document and no action taken by the Administrative Agent or any Bank pursuant hereto or thereto shall be deemed to constitute the Banks to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Bank shall be a separate and independent debt, and, subject to the terms of this Agreement, each Bank shall be entitled to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Bank to be joined as an additional party in any proceeding for such purpose.

          11.12 No Fiduciary Relationship. No provision in this Agreement or in any of the other Loan Documents and no course of dealing between the parties shall be deemed to create any fiduciary duty by any Bank to any Borrower.

          11.13 CONSENT TO JURISDICTION AND SERVICE OF PROCESS. EACH BORROWER, THE ADMINISTRATIVE AGENT AND EACH BANK HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE EASTERN DISTRICT OF PENNSYLVANIA AND IRREVOCABLY AGREES THAT, ANY ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THE NOTE, THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS MAYBE LITIGATED IN SUCH COURTS. EACH PARTY TO THIS AGREEMENT ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENT, AND IRREVOCABLY AGREES TO BE

     BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, ANY NOTE, OR SUCH OTHER LOAN DOCUMENT.

          11.14 WAIVER OF JURY TRIAL. EACH BORROWER, THE ADMINISTRATIVE AGENT AND EACH BANK HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE LENDER/BORROWER RELATIONSHIP ESTABLISHED HEREBY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH BORROWER, THE ADMINISTRATIVE AGENT AND EACH BANK ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO THE TRANSACTION, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH BORROWER, THE ADMINISTRATIVE AGENT AND EACH BANK FURTHER WARRANTS AND REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS, MODIFICATIONS, REPLACEMENTS OR RESTATEMENTS TO THIS AGREEMENT, THE LOAN DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          11.15 Counterparts; Effectiveness. This Agreement and any amendment hereto or waiver hereof may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement and any amendments hereto or waivers hereof shall become effective when the Administrative Agent shall have received signed counterparts or notice by fax of the signature page that the counterpart has been signed and is being delivered to it or facsimile that such counterparts have been signed by all the parties hereto or thereto.

          11.16 Use of Defined Terms. All words used herein in the singular or plural shall be deemed to have been used in the plural or singular where the context or construction so requires. Any defined term used in the singular preceded by "any" shall be taken to indicate any number of the members of the relevant class.

          11.17 Offsets. Nothing in this Agreement shall be deemed a waiver or prohibition of any Bank's right of banker's lien or offset.

          11.18 Entire Agreement. This Agreement, the Notes issued hereunder and the other Loan Documents constitute the entire understanding of the parties hereto as of the date hereof with respect to the subject matter hereof and thereof and supersede any prior agreements, written or oral, with respect hereto or thereto.

          11.19 Rights of Banks. Subject to the provisions of Section 11.7 hereof, each of the Banks and their respective Affiliates, without having to account to the other Banks or any other Person, may accept other compensation from the Borrowers and their Affiliates and may accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrowers and their Affiliates to the same extent and under the same circumstances as though the Loan Documents had not been entered into; provided, however, that no such transaction shall be, or cause any Borrower to be, in violation of any Loan Documents as at the time any such transaction shall take place.

          11.20 2001 Credit Agreement. This Agreement shall be deemed to, and does hereby, amend and restate in its entirety the 2001 Credit Agreement. Simultaneous with the execution and delivery of this Agreement, the commitment of each bank party under the 2001 Credit Agreement is hereby modified to be as set forth in Exhibit B to this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be duly executed by their duly authorized representatives as of the date first above written.


                                             ePLUS inc.


                                             By: /s/KLEYTON L. PARKHURST
                                             ----------------------------------
                                             Name: Kleyton L. Parkhurst
                                             Title: Senior Vice President

                                             ePLUS Group, inc.


                                             By: /s/KLEYTON L. PARKHURST
                                             ----------------------------------
                                             Name: Kleyton L. Parkhurst
                                             Title: Senior Vice President

                                             ePLUS Government, inc.


                                             By: /s/KLEYTON L. PARKHURST
                                             ----------------------------------
                                             Name: Kleyton L. Parkhurst
                                             Title: Senior Vice President

                                             ePLUS Capital, inc.


                                             By: /s/KLEYTON L. PARKHURST
                                             ----------------------------------
                                             Name: Kleyton L. Parkhurst
                                             Title: President


Notices To:
George W. Fox, Jr.
400 Herndon Parkway
Herndon, Virginia 20170
FAX No. 703-834-5718

                                             NATIONAL CITY BANK


                                             By: /s/MICHAEL J. LABRUM
                                             ----------------------------------
                                             Name: Michael J. Labrum
                                             Title: Senior Vice President

Notices To:
Michael J. Labrum
Senior Vice President
National City Bank
Transportation, Equipment & Lease Finance Group
One South Broad Street, 13th Floor, Loc. 01-5997
Philadelphia, PA  19107
Fax: 267-256-4001

                                             BRANCH BANKING AND TRUST COMPANY OF
                                             VIRGINIA, A VIRGINIA BANKING
                                             CORPORATION


                                             By:  /s/RONALD P. GUDBRANDSEN
                                             ----------------------------------
                                             Name:  Ronald P.Gudbrandsen
                                             Title: Senior Vice President

Notices To:
Ronald P. Gudbrandsen
Senior Vice President
1909 K Street, N.W.
Washington, D.C. 20006
Fax: 202-835-9287
                                             BANK OF AMERICA, N.A.


                                             By: /s/JESSICA L. TENCZA
                                             ----------------------------------
                                             Name:  Jessica L. Tencza
                                             Title:  Vice President

Notices To:
Jessica L. Tencza
Vice President
Bank of America, N.A.
8300 Greensboro Drive
Mezzanine Level
McLean, VA  22102
Fax: 703-761-8118

                                                                      SCHEDULE 1

                               DISCLOSURE SCHEDULE



Section 3.2 Corporate Authority, Validity, Etc.
-----------------------------------------------

Section 3.3 Litigation
----------------------

Section 3.5  Fixed  or  Contingent   Liabilities  Not  Reflected  in  Financial
Statements
--------------------------------------------------------------------------------

Section 3.7 Taxes
-----------------

Section 3.12 Subsidiaries and Investments
-----------------------------------------

Section 3.13 (a) Permitted Liens
--------------------------------

Section 3.13(b) Financing Statements to Be Filed
------------------------------------------------

Section 6.2 Permitted Debt
--------------------------

                                                                      SCHEDULE 2

                      Applicable Margins and Commitment Fee

Advances under the Facility shall carry an interest rate based upon the Borrower's ratio of Total Recourse Funded Debt to Earnings Before Interest, Taxes, Depreciation, and Amortization ("Total Recourse Funded Debt to EBITDA"), as outlined below:


------------------------------- --------------- -------------
    Total Recourse Funded
         Debt/EBITDA               LIBOR +          ABR+
------------------------------- --------------- -------------
             >2.5                 250.0 bps       25.0 bps


          > 2.0 <2.5              225.0 bps        0.0 bps
          -

          > 1.5 < 2.0             200.0 bps        0.0 bps
          -

            < 1.5                 175.0 bps        0.0 bps

------------------------------- --------------- -------------



The Commitment Fee will be subject to a performance grid determined by the usage under the Facility based upon the following:



                      Usage < 50% of the Facility = 50 bps
                            -

                      Usage > 50% of the Facility = 30 bps

                                                                       EXHIBIT A


                         List of ePlus inc. Subsidiaries

ePlus Group, inc.

ePlus Government, inc.

ePlus Capital, inc.

                                                                       EXHIBIT B


                     Banks' Loan Commitments and Percentages


         Bank                                                 Commitment                         Percentage
         ----                                                 ----------                         ----------

National City Bank                                            $15,000,000                        33.334%
Specialized Banking Group, Philadelphia Region
One South Broad Street, 13th Floor, Loc. 01-5997
Philadelphia, PA 19107
Fax:  267-256-4001

Branch Banking and Trust Company,                             $15,000,000                        33.333%
of Virginia, a Virginia banking corporation
Ron Gudbrandsen
1909 K Street, N.W.
Washington, D.C. 20006
Fax:  202-835-9287

Bank of America, N.A.                                         $15,000,000                        33.333%
Jessica Tencza
8300 Greensboro Drive
Mezzanine Level
McLean, VA  22102
Fax:  703-761-8118


                                                                       EXHIBIT C


                                      Note



     $15,000,000 Philadelphia, PA                                  July 21, 2003


For Value Received, ePlus inc., a Delaware corporation, ePlus Group, inc., a Virginia corporation, ePlus Government, inc., a Virginia corporation, and ePlus Capital, inc., a Virginia corporation, (collectively, the "Borrowers" and individually, a "Borrower") hereby jointly and severally promise to pay to the order of National City Bank (the "Bank"), in lawful currency of the United States of America in immediately available funds at the offices of NATIONAL CITY BANK located at One South Broad St., 13th Floor, Philadelphia, Pennsylvania, on the earlier to occur of acceleration of the maturity date as provided in the Credit Agreement described below or the Credit Termination Date, the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000) or, if less, the then unpaid principal amount of all Loans made by the Bank pursuant to the Credit Agreement (defined below).

The Borrowers jointly and severally promise also to pay interest on the unpaid principal amount hereof in like money at such office from the date hereof until paid in full at the rates and at the times provided in the Second Amended and Restated Credit Agreement, dated as of July 21, 2003, by and among the Borrowers and the banking institutions named therein, with National City Bank, as Administrative Agent (as such may be amended, modified, supplemented, restated and/or replaced from time to time, the "Credit Agreement").

This Note is a Note referred to in the Credit Agreement. This Note is entitled to the benefits of and is secured by security interests referred to in the Credit Agreement. Capitalized terms used in this Note but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement. This
Note is subject to voluntary prepayment and mandatory repayment prior to demand, acceleration of maturity or the Credit Termination Date, in whole or in part, as provided in the Credit Agreement.

In case an Event of Default shall occur and be continuing, the maturity date of the principal of and the accrued interest on this Note may be accelerated and be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

Each Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

Notwithstanding the face amount of this Note, the undersigneds' liability hereunder shall be limited, at all times, to the actual aggregate outstanding indebtedness relating to the Loans, including all principal and interest, together with all fees and expenses as provided in the Credit Agreement, as established by the Bank's books and records which shall be conclusive absent manifest error.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO PENNSYLVANIA OR FEDERAL PRINCIPLES OF CONFLICT OF LAWS.

                                              ePLUS inc.


                                             By: /s/KLEYTON L. PARKHURST
                                             ----------------------------------
                                             Name: Kleyton L. Parkhurst
                                             Title: Senior Vice President

                                             ePLUS Group, inc.


                                             By: /s/KLEYTON L. PARKHURST
                                             ----------------------------------
                                             Name: Kleyton L. Parkhurst
                                             Title: Senior Vice President

                                             ePLUS Government, inc.


                                             By: /s/KLEYTON L. PARKHURST
                                             ----------------------------------
                                             Name: Kleyton L. Parkhurst
                                             Title: Senior Vice President

                                             ePLUS Capital, inc.


                                             By: /s/KLEYTON L. PARKHURST
                                             ----------------------------------
                                             Name: Kleyton L. Parkhurst
                                             Title: President

                                     Note



     $15,000,000 Philadelphia, PA                                  July 21, 2003


For Value Received, ePlus inc., a Delaware corporation, ePlus Group, inc., a Virginia corporation, ePlus Government, inc., a Virginia corporation, and ePlus Capital, inc., a Virginia corporation, (collectively, the "Borrowers" and individually, a "Borrower") hereby jointly and severally promise to pay to the order of Branch Banking and Trust Company of Virginia, a Virginia banking corporation (the "Bank"), in lawful currency of the United States of America in immediately available funds at the offices of NATIONAL CITY BANK located at One South Broad St., 13th Floor, Philadelphia, Pennsylvania, on the earlier to occur of acceleration of the maturity date as provided in the Credit Agreement described below or the Credit Termination Date, the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000) or, if less, the then unpaid principal amount of all Loans made by the Bank pursuant to the Credit Agreement (defined below).

The Borrowers jointly and severally promise also to pay interest on the unpaid principal amount hereof in like money at such office from the date hereof until paid in full at the rates and at the times provided in the Second Amended and Restated Credit Agreement, dated as of July 21, 2003, by and among the Borrowers and the banking institutions named therein, with National City Bank, as Administrative Agent (as such may be amended, modified, supplemented, restated and/or replaced from time to time, the "Credit Agreement").

This Note is a Note referred to in the Credit Agreement. This Note is entitled to the benefits of and is secured by security interests referred to in the Credit Agreement. Capitalized terms used in this Note but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement. This
Note is subject to voluntary prepayment and mandatory repayment prior to demand, acceleration of maturity or the Credit Termination Date, in whole or in part, as provided in the Credit Agreement.

In case an Event of Default shall occur and be continuing, the maturity date of the principal of and the accrued interest on this Note may be accelerated and be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

Each Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

Notwithstanding the face amount of this Note, the undersigneds' liability hereunder shall be limited, at all times, to the actual aggregate outstanding indebtedness relating to the Loans, including all principal and interest, together with all fees and expenses as provided in the Credit Agreement, as established by the Bank's books and records which shall be conclusive absent manifest error.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO PENNSYLVANIA OR FEDERAL PRINCIPLES OF CONFLICT OF LAWS.

                                              ePLUS inc.


                                             By: /s/KLEYTON L. PARKHURST
                                             ----------------------------------
                                             Name: Kleyton L. Parkhurst
                                             Title: Senior Vice President

                                             ePLUS Group, inc.


                                             By: /s/KLEYTON L. PARKHURST
                                             ----------------------------------
                                             Name: Kleyton L. Parkhurst
                                             Title: Senior Vice President

                                             ePLUS Government, inc.


                                             By: /s/KLEYTON L. PARKHURST
                                             ----------------------------------
                                             Name: Kleyton L. Parkhurst
                                             Title: Senior Vice President

                                             ePLUS Capital, inc.


                                             By: /s/KLEYTON L. PARKHURST
                                             ----------------------------------
                                             Name: Kleyton L. Parkhurst
                                             Title: President

                                     Note



     $15,000,000 Philadelphia, PA                                  July 21, 2003


For Value Received, ePlus inc., a Delaware corporation, ePlus Group, inc., a Virginia corporation, ePlus Government, inc., a Virginia corporation, and ePlus Capital, inc., a Virginia corporation, (collectively, the "Borrowers" and individually, a "Borrower") hereby jointly and severally promise to pay to the order of Bank of America, N.A.(the "Bank"), in lawful currency of the United States of America in immediately available funds at the offices of NATIONAL CITY BANK located at One South Broad St., 13th Floor, Philadelphia, Pennsylvania, on the earlier to occur of acceleration of the maturity date as provided in the Credit Agreement described below or the Credit Termination Date, the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000) or, if less, the then unpaid principal amount of all Loans made by the Bank pursuant to the Credit Agreement (defined below).

The Borrowers jointly and severally promise also to pay interest on the unpaid principal amount hereof in like money at such office from the date hereof until paid in full at the rates and at the times provided in the Second Amended and Restated Credit Agreement, dated as of July 21, 2003, by and among the Borrowers and the banking institutions named therein, with National City Bank, as Administrative Agent (as such may be amended, modified, supplemented, restated and/or replaced from time to time, the "Credit Agreement").

This Note is a Note referred to in the Credit Agreement. This Note is entitled to the benefits of and is secured by security interests referred to in the Credit Agreement. Capitalized terms used in this Note but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement. This
Note is subject to voluntary prepayment and mandatory repayment prior to demand, acceleration of maturity or the Credit Termination Date, in whole or in part, as provided in the Credit Agreement.

In case an Event of Default shall occur and be continuing, the maturity date of the principal of and the accrued interest on this Note may be accelerated and be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

Each Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

Notwithstanding the face amount of this Note, the undersigneds' liability hereunder shall be limited, at all times, to the actual aggregate outstanding indebtedness relating to the Loans, including all principal and interest, together with all fees and expenses as provided in the Credit Agreement, as established by the Bank's books and records which shall be conclusive absent manifest error.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO PENNSYLVANIA OR FEDERAL PRINCIPLES OF CONFLICT OF LAWS.

                                              ePLUS inc.


                                             By: /s/KLEYTON L. PARKHURST
                                             ----------------------------------
                                             Name: Kleyton L. Parkhurst
                                             Title: Senior Vice President

                                             ePLUS Group, inc.


                                             By: /s/KLEYTON L. PARKHURST
                                             ----------------------------------
                                             Name: Kleyton L. Parkhurst
                                             Title: Senior Vice President

                                             ePLUS Government, inc.


                                             By: /s/KLEYTON L. PARKHURST
                                             ----------------------------------
                                             Name: Kleyton L. Parkhurst
                                             Title: Senior Vice President

                                             ePLUS Capital, inc.


                                             By: /s/KLEYTON L. PARKHURST
                                             ----------------------------------
                                             Name: Kleyton L. Parkhurst
                                             Title: President

                                                                       EXHIBIT D

                           Borrowing Base Certificate


Date of Certificate:        _________________________

Date of Information:        _________________________


To: National City Bank


Gentlemen:

This Borrowing Base Certificate is delivered to you pursuant to the terms of ss.ss.4.1(c) or 5.1(j), as appropriate, of the Second Amended and Restated Credit Agreement, dated as of July 21, 2003, as currently in effect. Capitalized terms used without definition below have the same meanings as they have in the Credit Agreement.

We hereby certify that:

1. No Potential Default or Event of Default has occurred and is continuing as of the date of this Borrowing Base Certificate.

2. There has been no Material Adverse Change since [insert the date of the most recent financial statements delivered to the Banks pursuant to the terms of ss. 5.1 of the Credit Agreement], except as disclosed on the attached schedules.

3. The information set forth on the attached schedules is true, current and complete as of the date of this Borrowing Base Certificate.



                                              ePLUS inc.


                                             By:
                                             Name:
                                             Title:

                                             ePLUS Group, inc.


                                             By:
                                             Name:
                                             Title:

                                             ePLUS Government, inc.

                                             By:
                                             Name:
                                             Title:

                                             ePLUS Capital, inc.


                                             By:
                                             Name:
                                             Title:

                                   ePLUS inc.
                                ePLUS Group, inc.
                             ePLUS Government, inc.
                               ePLUS Capital, inc.
                   Computation of Borrowing Base Availability
                                 --------------,

Collateral Loan Value
A.       Eligible Leases @ the lesser of:
         (a) 95% of the acquisition cost
         of the equipment subject to such
         Leases or (b) 95% of the Net
         Present Value of Lease Payments                          $_____________

B.       Eligible Receivables @ 90%                               $_____________

C.       Eligible AMC Equipment
         and Inventory @ 95% of the                               $_____________
         acquisition cost, net all rebates,
         allowances and credits

D.       Eligible Non-AMC Equipment
         and Inventory* @ 90% of the
         acquisition cost, net all rebates,
         allowances and credits
         (subject to $5,000,000 sublimit)                         $_____________

E.       Residuals* @ 25% of the net present
         value (subject to $5,000,000 limit)


1.       Total Eligible Collateral                                $_____________

* 25% of net present value of Residuals cannot at any time exceed 25% of the Borrowing Base.

Maximum Loans
2.       Maximum Loans: $45,000,000                            $45,000,000.00

Credit Usage
3.       Aggregate Loan Balance (principal) at date of
         certificate                                       $____________________

Loan Availability
4.       Line 1 minus Line 3                               $____________________

5.       Line 2 minus Line 3                               $____________________

6.       Availability (Line 4 or Line 5 whichever is less) $____________________

7.       Amount of Loan Requested This Date (if any)       $____________________
         (Not to exceed line 6)

Certification:                                    Date: _______________________


                                              ePLUS inc.


                                             By:
                                             Name:
                                             Title:

                                             ePLUS Group, inc.


                                             By:
                                             Name:
                                             Title:

                                             ePLUS Government, inc.


                                             By:
                                             Name:
                                             Title:

                                             ePLUS Capital, inc.


                                             By:
                                             Name:
                                             Title:



New Collateral and Cumulative Collateral Information shall be provided together with the Borrowing Base Certificate, and shall include, but not be limited to, the following information: Customer Name, Contract Number, Monthly Payment, Lease Term, Remaining Term, Gross Remaining, Equipment Cost.

                                                                       EXHIBIT E

                 Second Amended and Restated Security Agreement

     This Second Amended and Restated Security Agreement, dated as of July 21, 2003 (this "Security Agreement"), is entered into by and among ePlus inc., a Delaware corporation, ePlus Group, inc., a Virginia corporation, ePlus Government, inc., a Virginia corporation, and ePlus Capital, inc., a Virginia corporation, each with its main business office located at 400 Herndon Parkway, Herndon, Virginia 20170 (collectively, the "Debtors" and individually, a "Debtor") and NATIONAL CITY BANK, a national banking association, as Administrative Agent for itself and on behalf of each of the Banks now or hereafter party to the Credit Agreement (defined below) (the "Secured Party"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned in the Credit Agreement.

                              Preliminary Statement

     This Security Agreement amends and restates the Amended and Restated Security Agreement dated as of January 19, 2001 in its entirety and is entered into in accordance with and is a condition precedent to any Loan under the Credit Agreement. All liens and security interests previously granted to the Secured Party pursuant to the earlier Security Agreement are acknowledged and reconfirmed, and remain in full force and effect and are not intended to be released, replaced or impaired.

     Now, therefore, the Debtors and the Secured Party, intending to be legally bound, agree as follows:

     1. Definitions.

     As used herein the following terms shall have the meanings indicated:

     (A) "Accounts," "Chattel Paper," "Documents," "Equipment," "General Intangibles," "Goods," "Instruments," "Inventory" and "Proceeds" shall have the meanings assigned to them under the Uniform Commercial Code as in effect in the Commonwealth of Pennsylvania and shall be applicable solely for purposes of the Collateral.

     (B) "Collateral" shall mean all right, title and interest of the Debtor in, to and under all of the assets, properties and rights of the Debtor, including, without limitation, all personal and fixture property of the Debtor of every kind and nature, wherever located, whether now owned or hereafter acquired or arising, including, without limitation, all goods (including, without limitation, consumer goods, inventory, equipment and any accessions thereto), instruments (including, without limitation, promissory notes), documents, accounts (including, without limitation, health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims, general intangibles (including, without limitation, payment intangibles), all cash and non-cash proceeds of all of the foregoing, and proceeds of proceeds.

     (C) "Credit Agreement" means that certain Amended and Restated Credit Agreement, dated as of January 19, 2001, as amended and restated by that certain Second Amended and Restated Credit Agreement dated July 21, 2003 (as such agreement may be amended, restated, modified, replaced or substituted hereafter) between the Debtors, the banking institutions signatories thereto, and Secured Party as Administrative Agent for itself and the other banking institutions (the Secured Party, in its individual capacity, and said banking institutions, collectively, the "Banks" and, individually, a "Bank").

     (D) "Lease" means any capital lease or operating lease (or conditional sales agreement or any similar financing arrangement) upon which any Debtor is the lessor or an assignee of the lessor which lease is included in the Collateral.

     (E) "Liabilities" means all existing and future indebtedness and other liabilities, absolute or contingent, direct or indirect, primary or secondary, of the Debtors to the Banks arising hereunder or in respect of the Notes or otherwise in connection with the Credit Agreement or any Loan Document plus all obligations of the Debtors to any Bank in respect of any interest rate swap agreement, interest rate cap agreement, interest collar agreement, interest rate hedging agreement, interest rate floor agreement or other similar agreement or arrangement.

     (F) "Prevailing Interest Rate" as of any date means the highest rate of interest then payable by the Debtors under any Loan.

     2. Grant of Security; Assignment of Leases.

     To secure the payment, promptly when due, and the punctual performance of all of the Liabilities, each Debtor hereby:

     (A) pledges and assigns to the Secured Party, and grants to the Secured Party and agrees that the Secured Party shall have, a general continuing lien upon and security interest in all the Collateral, which lien and security interest shall be a general continuing first priority lien upon and security interest in all the Collateral.

     (B) assigns and transfers to the Secured Party all such Debtor's right, title and interest in and to all rentals and other amounts payable under the Leases, and all proceeds from insurance and any proceeding, payable to or receivable by such Debtor under or in connection therewith, and all rights, powers and remedies (but none of the duties or obligations, if any) of such Debtor under the Leases, including all rights of such Debtor to give and receive any notice, consent, waiver, demand or approval under or in respect of the Leases, to exercise any election or option thereunder or in respect thereof, to accept any surrender of any property subject thereto, to execute and deliver any bill of sale for any such property, and to do all other things which such Debtor is entitled to do under the Leases.

     3. Leases.

     (A) Each Debtor shall remain liable as lessor under its Leases to perform all the obligations assumed by each Debtor thereunder. The obligations of each Debtor under the Leases may be performed by Secured Party or any subsequent assignee of the Secured Party ("Subsequent Secured Party") without releasing any Debtor therefrom. The Secured Party or any Subsequent Secured Party shall have no liability or obligation under the Leases by reason of this Agreement and shall not, by reason of this Agreement, be obligated to perform any of the obligations of any Debtor under any Leases or to file any claim or take any other action to collect or enforce any payment assigned hereunder.

     (B) Each Debtor hereby agrees (i) to perform duly and punctually each of the terms, conditions and covenants contained in the Leases, and (ii) subject to such Debtor's business judgment and reasonable commercial practice, to exercise promptly and diligently each and every right it may have under the Leases.

     (C) Each Debtor does hereby warrant and represent that all Leases are in full force and effect and that no Debtor has assigned or pledged, and hereby covenants that no Debtor will assign or pledge, so long as this Agreement shall remain in effect, the whole or any part of the rights hereby assigned, to anyone other than the Secured Party.

     (D) Each Debtor does hereby warrant and represent that for each Lease with an original equipment cost in excess of $50,000, it has taken all possible action to protect its first-priority security interest in such leased property, which may include filing UCC or other financing statements (listing the applicable Debtor as the secured party, the lessee as debtor, and such leased property as collateral) in such locations as would be required by applicable law (if such Debtor were a secured party and the lessee were a debtor) under the UCC or other applicable statute or regulation, which is assignable to the Secured Party. If any Debtor assumes a pre-existing Lease, such Debtor shall use its best efforts to comply with this ss. 3(D) to the extent permitted under such Lease.

     (E) Subject to the provisions of this Agreement, and until the occurrence of an Event of Default and upon demand by the Secured Party, a Debtor may exercise all the rights and enjoy all the benefits of the lessor under its Leases.

     4. Books and Records. Each Debtor shall faithfully keep complete and accurate books and records and make all necessary entries therein to reflect the quantities, costs, current values and locations of all Collateral, the events and transactions giving rise thereto and all payments, credits and adjustments applicable thereto, shall keep the Secured Party fully and accurately informed as to the locations of all such books and records and shall permit the Secured Party's agents to have such access to them and to any other records pertaining to the Debtor's business as the Secured Party may request from time to time.

     5. Control of and Access to Collateral.

     (A) Prior to any Lease being included in the Borrowing Base calculation, each originally executed Lease included in the Collateral shall be marked "Original" and legended in form satisfactory to the Secured Party to indicate that it is the only original of the Lease held by any Debtor; provided, however, that a Debtor may provide its Lessee with a duplicate original, which shall be sufficiently legended so as to indicate that the Debtor holds the true "Original." All other copies shall be marked "copy." The Secured Party may at any time and in its sole discretion request possession any or all original Leases; from and after such request, any Leases subject to such request shall not be included in the Borrowing Base unless and until such original Leases are delivered by the Debtors to the Secured Party together with a list of the invoices for the equipment being leased (which list shall include the invoice number, invoice date, vendor identity, description of equipment, amount of invoice and the number and date of the check whereby the invoice was paid by the applicable Debtor). Further, if Secured Party shall so request in connection with its periodic reviews of the Collateral and the Borrowing Base (or at any time after the occurrence of an Event of Default), the Debtors shall make available to Lender the original paid invoices with respect to all equipment related to Leases, regardless of whether such Leases were made pursuant to Asset Management Contracts.

     (B) Upon the occurrence of an Event of Default, the Secured Party shall have the right at any time to take possession of the Collateral or any part thereof. Notwithstanding any such taking of possession, the Collateral shall remain at all times at the applicable Debtor's sole risk, and to the full extent permitted by law the Secured Party shall not be responsible for any loss, damage or diminution in the value thereof. All costs of transportation, packaging, custody, processing, storage, and insurance of any unit or item of Collateral which may be incurred by the Secured Party shall be promptly repaid to the Secured Party by the Debtors together with interest thereon at the Prevailing Interest Rate, and such Debtor's liability to the Secured Party for such repayment with interest shall be included in the Liabilities.

     (C) If any item or unit of Collateral is now or hereafter the subject of a certificate of title or is required by law so to be, the Debtors will promptly procure the necessary certificate of title and take all steps necessary to cause the Secured Party's lien or security interest therein to be noted on the face of such certificate and undertake such other steps as may be necessary to assure that the Secured Party has a first priority, perfected security interest in each such item or unit of Collateral, and shall thereafter deposit the original of such certificate of title with the Secured Party.

     (D) The Debtors shall immediately notify the Secured Party of any event causing any deterioration, loss or depreciation in value of any substantial portion of the Collateral and the Debtors' best estimate of the amount of such deterioration, loss or depreciation.

     (E) The Debtors shall afford the Secured Party's agents access to the Collateral from time to time upon request for purposes of examination, inspection and appraisal thereof and to verify the Debtors' books and records pertaining thereto. After an Event of Default and upon the Secured Party's demand therefor, the Debtors shall assemble the Collateral and make it available to the Secured Party at such place reasonably convenient to both parties as the Secured Party may designate, and the Secured Party's rights to such assemblage shall be enforceable by injunction. If an Event of Default shall not exist, the Secured Party shall furnish written prior notice to the Debtors reasonably in advance of any intended examination, inspection, appraisal and verification and such activity shall commence during the Debtor's normal business hours.

     (F) From and after the occurrence of an Event of Default hereunder, the Debtors shall pay to the Secured Party on demand any and all expenses of conducting any and all periodic examinations or reviews or causing any periodic examinations or reviews of Collateral determined to be appropriate by the Secured Party (including but not limited to reasonable attorneys' fees and legal expenses) which may be incurred by the Secured Party, with interest at the Prevailing Interest Rate.

     (G) Upon an Event of Default, the Secured Party is hereby granted a license or other right to use, without charge, Debtors' labels, intellectual property, or use of any name, trade secrets, tradenames, trademarks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral, and Debtors' rights under all licenses and all franchise agreements shall inure to the Secured Party's benefit.

     6. Maintenance of Collateral; Sale. Subject to the Debtors' business judgment and reasonable commercial practice, the Debtors shall take good care of the Collateral and shall afford it suitable preventive maintenance. The Debtors shall pay the cost of all repairs to or maintenance of the Collateral and shall not permit anything to be done that might in any way impair the value of any of the Collateral or any of the security intended to be afforded by this Agreement. The Debtors shall conscientiously adhere to a well designed internal control system with respect to the Collateral, and such system shall be capable of permitting the Debtors and the Secured Party to identify readily at any time the location and condition of each and every item of Collateral. The Debtors will not permit any of the Collateral to become or be a fixture. The Debtors shall not sell, exchange, salvage, replace or dispose of any items or unit of its Inventory or Equipment or any of its rights therein, except that so long as no Debtor is in default hereunder, the Debtors shall have the right to sell its Inventory and Equipment in each case in the ordinary course of its business and it shall have the right to lease or re-lease its Inventory and Equipment in the ordinary course of its business.

     7. Insurance.

     (a) The Debtors shall bear the risk of each item or unit of Inventory and Equipment being lost, destroyed, irreparably damaged or rendered permanently unfit for sale, lease or use or being damaged in part, from any cause whatsoever at any time during the term of this Agreement, and shall at its own cost and expense obtain and keep in full force and effect, in kind and form reasonably satisfactory to the Secured Party, or in the alternative shall cause the lessee under each applicable Lease to do the same with respect to Inventory or Equipment subject to the lessee's Lease, all risk of physical loss or damage insurance covering the Inventory and Equipment wherever the same may be located, insuring against the risks of fire, explosion, theft and such other risks as are customarily insured against by organizations engaged in the same business and similarly situated with the Debtors (and specifically including vandalism, malicious mischief coverage, loss overboard and breakage), in an amount usually carried by organizations engaged in the same business or similarly situated with the Debtors. All policies of such insurance shall be written for the benefit of the applicable Debtor as the insured.

     (b) If the Debtors or the applicable lessee fails to pay any premium on any such insurance, the Secured Party shall have the right, but shall be under no obligation, to pay such premium for such Debtor's account. Such Debtor shall repay to the Secured Party on demand all sums which the Secured Party shall have paid under this section in respect of insurance premiums, with interest thereon at the Prevailing Interest Rate, and such Debtor's liability to the Secured Party for such repayment with interest shall be included in the Liabilities. Each Debtor hereby assigns to the Secured Party any return or unearned premium which may be due upon the cancellation for any reason whatsoever of any policy of insurance maintained in respect of the Collateral and hereby directs the insurer to pay the Secured Party any amount so due. The Debtors' right to receive payment of any such return or unearned premium and the proceeds of any such insurance shall constitute a part of the Collateral for all purposes hereof.

     8. Title to Collateral.

     (A) Each Debtor has acquired or shall acquire absolute and exclusive title to each and every item or unit of the Collateral attribute to it free and clear of all liens, claims, security interests and other encumbrances, except as permitted under the Credit Agreement, and each Debtor shall warrant and defend its title to such Collateral, subject to the rights of the Secured Party, against the claims and demands of all persons whomsoever. Without limiting the generality of the foregoing, no Debtor shall pledge, assign or otherwise encumber, or permit any liens or security interests (other than those in favor of the Secured Party) to attach to, any of the Collateral, nor permit any of the Collateral to be levied upon under any legal process.

     (B) The Secured Party may, at its sole election but without obligation to do so, discharge any unpermitted encumbrance pertaining to the Collateral and all expenses incurred by the Secured Party in so doing, together with interest thereon at the Prevailing Interest Rate, shall be added to the Liabilities and shall be payable by the Debtors on demand.

     9. Taxes and Liens. The Debtors shall promptly notify the Secured Party in the event there ever arises against any of the Collateral any lien, assessment or tax or other liability, whether or not entitled to priority over the Secured Party's security interest hereunder. In any such event, whether or not such notice is given, the Secured Party shall have the right (but shall be under no obligation) to pay any tax or other liability of the Debtors deemed by the Secured Party in good faith to affect the Secured Party's interests hereunder. The Debtors shall repay to the Secured Party on demand all sums which the Secured Party shall have paid under this section in respect of taxes or other liabilities of the Debtors, with interest thereon at the Prevailing Interest Rate, and the Debtors' liability to the Secured Party for such repayment with interest shall be included in the Liabilities. The Secured Party shall be subrogated to the extent of any such payment by it to all the rights and liens of the payee against the Debtors' assets.

     10. Collection of Accounts, Etc.

     (A) Until otherwise notified by the Secured Party, the Debtors may collect all the Accounts but the Proceeds of all Accounts so collected by the Debtors shall be held by the Debtors in trust for the Secured Party. The Secured Party may at any time during the existence of an Event of Default terminate the authority hereby given to the Debtors to collect the Proceeds of such Accounts and, acting if it so chooses in each Debtor's name, collect such Accounts itself, directly or through an agent, sell, assign, compromise, discharge or extend the time for payment of such Accounts, institute legal action for the collection of such Accounts and do all acts and things necessary or incidental thereto, and each Debtor hereby ratifies all that the Secured Party shall lawfully do under the authority hereby granted to it. The Secured Party may at any time during the existence of an Event of Default, without notice to any Debtor, notify any account debtor on any such Account that such Account has been assigned to the Secured Party and is to be paid directly to the Secured Party. Alternatively, at its election the Secured Party may require any Debtor to, and in such event such Debtor at its sole expense will, notify its account debtors that payments thereon are thenceforth to be made directly to the Secured Party. Without the written consent of the Secured Party in each case, no Debtor shall compromise, discharge, extend the time for payment of or otherwise grant any indulgence or allowance with respect to any such Account except for minor indulgences or allowances in the ordinary course of business which are not related to an extension or restructuring of credit to an account debtor of a duration in excess of 30 days in any instance.

     (B) If any such Account arises out of a contract with the United States or any department, agency or instrumentality thereof, the Debtors will immediately so notify the Secured Party in writing and will execute all instruments and take all steps required by the Secured Party in order that the security interest of the Secured Party hereunder in all such Accounts under such contract and the Proceeds thereof shall be perfected under the Federal Assignment of Claims Act.

     (C) From and after the occurrence and during the continuance of any Event of Default, if any of the Collateral is or becomes evidenced by a promissory note, draft, trade acceptance, Chattel Paper, Instrument or Document of Title, the Debtors will promptly deliver the same to the Secured Party appropriately endorsed to the Secured Party's order. Regardless of the form of such endorsement, each Debtor hereby waives presentment, demand, notice of dishonor, protest and notice of protest and all other notices with respect thereto. The Debtors will promptly notify the Secured Party of any Material Adverse Change of which it has knowledge in the financial condition of any account debtor on any material Account pertaining to a Lease or in the collectibility of any of such Accounts, and of all claims, rejections, returns and adjustments which may result in a material reduction of the liability of an account debtor on any such Account.

     11. Locations of the Collateral; Change of Principal Place of Business; Name; Change in Corporate Organization.

     (A) If any of the Collateral or any of the Debtors' records concerning any of the Collateral are at any time to be located on premises leased by any Debtor, or any premises owned by any Debtor subject to a mortgage or other lien, the Debtors shall obtain and deliver to the Secured Party, prior to the delivery of any such Collateral or books or records to such premises, an agreement in form satisfactory to the Secured Party waiving the landlord's, mortgagee's or other lienholder's right to enforce against the Collateral or the Debtors' records concerning the same and assuring the Secured Party's access to such Collateral and books and records to facilitate the Secured Party's exercise of its rights to take possession thereof. The location of each Debtor's chief executive office and all locations at which any Debtor maintains a place of business are set forth in Schedule A, and each Debtor agrees to provide the Secured Party annually with a list of each location of any such place of business or the establishment of any additional place of business of the Debtors, provided however that if a Debtor intends to change its principal place of business, such Debtor must provide thirty (30) days written notice of such change to the Secured Party.

     (B) Each Debtor represents and warrants that at no time during the past five (5) years has it been known by or used any other name, including any trade or fictitious name, except as disclosed in Schedule A. Each Debtor covenants that, if such Debtor intends to change its name, it will provide thirty (30) days written notice of such change to the Secured Party.

     (C) The Debtor shall not change its type of organization, jurisdiction of organization or other legal structure. Each Debtor covenants that, if such Debtor intends to change its type of organization, jurisdiction of organization or other legal structure, it will provide thirty (30) days written notice of such change to the Secured Party.

     12. Further Assurances. The Debtors shall continue to conduct their business in substantially the manner heretofore conducted and will make no material changes therein which might impair the security of the Secured Party. The Debtors shall execute and deliver to the Secured Party from time to time all such other agreements, instruments and other documents (including without limitation all requested financing and continuation statements) and do all such other and further acts and things as the Secured Party may reasonably request in order further to evidence or carry out the intent of this Agreement or to perfect the liens and security interests created hereby or intended so to be.

     13. Default and Remedies.

     (A) The Debtors shall be in default hereunder upon the occurrence of any one of the following events (each an "Event of Default"):

          (1) any Debtor shall fail to pay any amount payable in respect of any Liability when due (including the expiration of any applicable grace periods).

          (2) any representation, warranty or information herein, heretofore or hereafter furnished to the Secured Party by any Debtor in connection with any of the Liabilities, including any warranty made by such Debtor through the submission of any schedule, statement, certificate or other document pursuant to or in connection with this Agreement, shall be false in any material respect.

          (3) any Debtor shall fail to timely perform any of its obligations under this Agreement.

          (4) there shall exist any Potential Default or Event of Default as defined under the Credit Agreement.

     (B) Upon the  occurrence of any Event of Default which shall be continuing,
(i) unless the Secured Party elects otherwise, the entire unpaid amount of such of the Liabilities as is not then otherwise due and payable shall become immediately due and payable without notice to or demand on any Debtor, (ii) the Secured Party or its agents may enter any Debtor's premises to exercise the Secured Party's right to take possession of any Collateral, and (iii) the Secured Party may at its option exercise from time to time any and all rights and remedies available to it under the Uniform Commercial Code or otherwise, including the right to assemble, receipt for, adjust, modify, repair, refurnish or refurbish (but without any obligation to do so) or foreclose or otherwise realize upon any of the Collateral and to dispose of any of the Collateral at one or more public or private sales or other proceedings. Each Debtor agrees that the Secured Party or its nominee may become the purchaser at any such sale or sales. Each Debtor further agrees that ten (10) days shall be reasonable prior notice of the date of any public sale or other disposition of all or any part of the Collateral, or of the date on or after which any private sale or other disposition of the same may be made.

     (C) The exercise by the Secured Party of any one right or remedy shall not be deemed a waiver or release of or any election against any other right or remedy, and the Secured Party may proceed against the Debtors or any of them and the Collateral and any other collateral granted by any Debtor to the Secured Party under any other agreement, all in any order and through any available remedies. A waiver on any one occasion shall not be construed as a waiver or bar on any future occasion. All property of any kind held at any time by the Secured Party as Collateral shall stand as one general continuing collateral security for all the Liabilities and may be retained by the Secured Party as security until all the Liabilities are fully satisfied. The Debtors shall pay to the Secured Party on demand any and all expenses (including reasonably attorneys' fees and legal expenses) which may have been incurred by the Secured Party with interest at the Prevailing Interest Rate (i) in the prosecution or defense of any action growing out of or connected with the subject matter of this Agreement, the Liabilities, the Collateral or any of the Secured Party's rights therein or thereto; or (ii) in connection with the custody, preservation, use, operation, preparation for sale or sale of any of the Collateral, the incurring of all of which are hereby authorized to the extent the Secured Party deems the same advisable. The Debtors' liability to the Secured Party for any such payment with interest shall be included in the Liabilities. The Proceeds of any Collateral received by the Secured Party at any time before or after default, whether from a sale or other disposition of Collateral or otherwise, or the Collateral itself, may be applied to the payment in full or in part of such of the Liabilities and in such order and manner as the Secured Party may elect. Each Debtor to the extent of its rights in the Collateral waives and releases any right to require the Secured Party to collect any of the Liabilities from any other of the Collateral or any other collateral then held by the Secured Party under any theory of marshaling of assets or otherwise.

     14. Power of Attorney. Each Debtor hereby irrevocably appoints any officer, employee or agent of the Secured Party as its true and lawful attorney-in-fact with power to (i) endorse such Debtor's name upon any notes, checks, drafts, money orders, or other instruments or payments or other Collateral that may come into the Secured Party's possession; (ii) sign and endorse such Debtor's name upon any documents of title, invoices, freight or express bills, assignments, verifications and notices in connection with any of the Collateral, and any instruments or documents relating thereto or to such Debtor's rights therein; and (iii) execute in such Debtor's name and file one or more financing, amendment and continuation statements covering the Collateral. Any such attorney of such Debtor shall have full power to do any and all things necessary to be done with respect to the above transactions as fully and effectually as such Debtor might do, and each Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.

     15. Financing Statements. Each Debtor shall execute all financing statements and amendments thereto as the Secured Party may request from time to time to evidence the security interest granted to the Secured Party hereunder and will pay all filing fees and taxes, if any, necessary to effect the filing thereof. Wherever permitted by law, each Debtor authorizes the Secured Party to file financing statements with respect to the Collateral without the signature of such Debtor. A copy of this Agreement or a copy of any financing statement prepared in connection with this Agreement may itself be filed as a financing statement.

     16. Notices. All notices, requests, demands, directions, declarations and other communications provided for herein shall be in writing (including telegraphic and facsimile communication) and shall be mailed by registered or certified mail, return receipt requested, or telecopied or delivered in hand to the applicable party at its address indicated below, or, as to each party, at such other address as shall hereafter be designated by such party in a written notice to the others complying as to delivery with the terms of this Section. Each such notice, request, demand, direction, declaration or other communication shall, if mailed, be effective when deposited in the mails, postage prepaid, addressed as aforesaid, and shall, if sent by telegram or facsimile (telecopier) or delivered in hand or by overnight courier, be effective when received.


      If to Debtor:          ePlus inc.
                             400 Herndon Parkway
                             Herndon, Virginia 20170
                             Attention: George W. Fox, Jr.
                             Telecopy: (703) 834-5718

      With a Copy To:        Michael E. Geltner & Associates
                             Number 10 E. Street, S.E.
                             Washington, D.C. 20003
                             Attention: Michael E. Geltner
                             Telecopy: (202) 547-1138

      If to Secured Party:   National City Bank
                             Transportation, Equipment & Lease Finance Group
                             One South Broad Street, 13th Floor, Loc. 01-5997
                             Philadelphia, PA 19107
                             Attention: Michael J. Labrum, Senior Vice President
                             Telecopy: (267) 256-4001

      With a Copy To:        Morgan, Lewis & Bockius LLP
                             1701 Market Street
                             Philadelphia, PA 19103
                             Attention: Michael J. Pedrick
                             Telecopy: (215) 963-5001

     17. Miscellaneous.

     (A) This Agreement shall commence on the date hereof and shall continue in full force and effect so long as any of the Liabilities shall exist from time to time.

     (B) No modification or waiver of any provision hereof shall be effective unless the same is in writing and signed by the party against whom its enforcement is sought. This Agreement and any amendment hereto or waiver of any provision hereof may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

     (C) The representations, warranties, covenants and agreements contained herein are all material and continuing, and any breach of them shall constitute a material breach of this Agreement.

     (D) All the rights and remedies of the Secured Party hereunder shall be concurrent and cumulative with and not alternative to or in lieu of the Secured Party's rights and remedies under any other agreement or agreements.

     (E) This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, except that no Debtor shall assign any of its rights hereunder without the Secured Party's prior written consent.

     (F) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     (G) No persons other than the Debtors and the Secured Party, and the assignees of the Secured Party, are intended to be benefited hereby or shall have any rights hereunder, as third-party beneficiaries or otherwise.

     (H) Each Debtor acknowledges that this Agreement and the obligations of the Debtors hereunder and the security created or intended to be created hereby have constituted, and were intended by such Debtor to constitute, a material inducement to the Secured Party to enter into the Credit Agreement and other agreements referred to therein, knowing that the Secured Party will rely upon this Agreement. Each Debtor intends to be legally bound hereby.

     (I) This Agreement shall be deemed to be a contract made under and shall be construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to Pennsylvania or federal principles of conflict of laws.

     IN WITNESS WHEREOF, the parties hereto have each caused this Security Agreement to be duly executed by their duly authorized representatives as of the date first above written.

                                              Debtors

                                              ePLUS inc.


                                             By: /s/KLEYTON L. PARKHURST
                                             ----------------------------------
                                             Name: Kleyton L. Parkhurst
                                             Title: Senior Vice President

                                             ePLUS Group, inc.


                                             By: /s/KLEYTON L. PARKHURST
                                             ----------------------------------
                                             Name: Kleyton L. Parkhurst
                                             Title: Senior Vice President

                                             ePLUS Government, inc.


                                             By: /s/KLEYTON L. PARKHURST
                                             ----------------------------------
                                             Name: Kleyton L. Parkhurst
                                             Title: Senior Vice President

                                             ePLUS Capital, inc.


                                             By: /s/KLEYTON L. PARKHURST
                                             ----------------------------------
                                             Name: Kleyton L. Parkhurst
                                             Title: President




                     [SIGNATURE OF SECURED PARTY TO FOLLOW]

                                              Secured Party

                                              NATIONAL CITY BANK


                                              By: /s/MICHAEL J. LABRUM
                                              ---------------------------------
                                              Name: Michael J. Labrum
                                              Title:  Senior Vice President

                                   Schedule A

1. None of the Collateral or books and records relating to the Collateral is or will be located or used at any location other than the following: 3001 Spring Forest Rd., Raleigh, NC 27616 or 400 Herndon Parkway, Herndon, VA 20170

2. The location of the each Debtor's chief executive office and all locations at which each Debtor maintains a place of business are as follows:

     ePlus inc.: 400 Herndon Parkway, Herndon, VA 20170

     ePlus Group, inc.: 400 Herndon Parkway, Herndon, VA 20170

     ePlus Government, inc.: 400 Herndon Parkway, Herndon, VA 20170

     ePlus Capital, inc.: 400 Herndon Parkway, Herndon, VA 20170

3. During the past five years the Debtors have used or been known by: MLC Holdings, Inc., MLC Group, Inc., MLC Federal, Inc., MLC Capital, Inc., and CLG, Inc.

                                                                       EXHIBIT F

                  Second Amended and Restated Pledge Agreement

     This Second Amended and Restated Pledge Agreement (the "Pledge Agreement"), dated July 21, 2003, is made by ePlus inc., a Delaware corporation ("Pledgor") in favor of NATIONAL CITY BANK (the "Pledgee"), as Administrative Agent for itself and on behalf of each of the Banks (defined below) now or hereafter party to the Credit Agreement (defined below). All references in this Agreement to "Pledgee" shall mean National City Bank as Administrative Agent for itself and the other Banks under the Credit Agreement. All capitalized terms not defined in this Agreement shall have the meanings assigned to them in the Credit Agreement.

                              Preliminary Statement

     Pledgor owns 100% of the capital stock of each of the  companies  listed on
Schedule 1 hereto.

     Pledgor and Pledgee are parties to a Second Amended and Restated Credit Agreement dated as of July 21, 2003 (as such agreement may be amended, restated, modified, replaced or substituted hereafter, the "Credit Agreement"), by and among Pledgor and certain of Pledgor's existing and hereinafter acquired subsidiaries (the "Borrower Subsidiaries" and collectively with Pledgor, the "Borrowers"), the banking institutions signatories thereto, and Pledgee as Administrative Agent for itself and the other banking institutions (Pledgee and the banking institutions collectively the "Banks" and individually a "Bank").

     This Pledge Agreement amends and restates the Amended and Restated Pledge Agreement dated as of January 19, 2001 in its entirety and is entered into in accordance with and is a condition precedent to any Loan under the Credit Agreement. All pledges and security interests previously granted to the Pledgee pursuant to the earlier Pledge Agreement, as amended and restated from time to time, are acknowledged and reconfirmed, and remain in full force and effect and are not intended to be released, replaced or impaired.

     Pledgor will benefit from the Loans to itself and the other Borrowers under the terms and conditions of the Credit Agreement, and the Board of Directors of Pledgor has determined that the execution and delivery by Pledgor of this Agreement is necessary and convenient to the conduct, promotion and attainment of its business.

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Pledgor hereby makes the following representations and warranties to Pledgee and covenants and agrees with Pledgee as follows:

     1. Pledge of Stock. As collateral security for the punctual payment and performance of all existing and future indebtedness and other liabilities, absolute or contingent, direct or indirect, primary or secondary, of any Borrower to each Bank and to all Banks, of any nature whatsoever arising under the Credit Agreement and the Notes issued thereunder (the "Notes"), that certain Second Amended and Restated Security Agreement dated as of July 21, 2003 (the "Security Agreement") by and among Pledgor and the Borrower Subsidiaries as debtors and Pledgee as the secured party on behalf of itself and the other Banks, and under any other Loan Document, and all the obligations of Pledgor hereunder (all of such indebtedness, liabilities and obligations being hereinafter sometimes referred to collectively as the "Obligations"), Pledgor hereby pledges and collaterally assigns to Pledgee and grants to Pledgee and agrees that Pledgee shall have a first priority security interest in and pledge of 100% of the issued and outstanding shares of capital stock of each domestic subsidiary, and 65% of the issued and outstanding shares of voting capital stock and 100% of the issued and outstanding shares of non-voting capital stock of each foreign subsidiary, as set forth on Schedule 1 hereto (such shares together with any shares or other securities or property referred to in Section 6, being hereinafter sometimes referred to collectively as the "Pledged Securities").

     2. Representations and Warranties. Pledgor represents and warrants to and agrees with Pledgee as follows:

     (a) Pledgor has examined and is fully familiar and satisfied with the Credit Agreement, Notes, Security Agreement and all other Loan Documents, and all the representations and warranties set forth therein, whether in respect of Pledgor or otherwise, are accurate in all respects on and as of the date hereof.

     (b) The Pledged Securities are duly and validly issued, fully paid and non-assessable and have been duly and validly pledged hereunder in accordance with law, and Pledgor warrants and covenants to defend Pledgee's right, security interest and special property interest in and to the Pledged Securities against the claims and demands of all persons whomsoever. Pledgor is the exclusive legal, equitable and beneficial owner of, and has good title to, all the Pledged Securities on Schedule 1 hereto, free and clear of all claims, liens, security interests and other encumbrances (except for the security interest created in favor of Pledgee), and Pledgor has the unqualified legal right to pledge the same hereunder. The Pledged Securities constitute 100% of the issued shares of any class of capital stock of each domestic subsidiary, and 65% of the issued voting shares and 100% of the issued nonvoting shares of each foreign subsidiary, respectively, outstanding on the date hereof. Each certificate evidencing any of the Pledged Securities pledged hereunder by Pledgor is issued in the name of Pledgor and has attached a stock power duly signed in blank by Pledgor with all appropriate signature guarantees and bears no restrictive or cautionary legend. The security interest created hereby or intended so to be represents a valid lien on and security interest in the Pledged Securities, and such security interest is superior and prior in right to the rights of all third persons. The parties acknowledge that, at such time as Pledgee is deemed to have received possession of the Pledged Securities for purposes of this Agreement, no filings or recordings (including without limitation filings under the Uniform Commercial Code) will be necessary to be made to perfect, protect and preserve the security interest of Pledgee in the Pledged Securities created by this Agreement or intended so to be.

     (c) Pledgor, for itself and its successors and assigns, does hereby irrevocably waive and release all preemptive, first-refusal and other similar rights to purchase any or all of the Pledged Securities upon any sale thereof by Pledgee hereunder, whether such right to purchase arises under the organizational documents of any subsidiary, by agreement, by operation of law, or otherwise.

     (d) All the foregoing representations, warranties and agreements shall survive the execution and delivery of this Agreement, the Credit Agreement, the Security Agreement, the Notes and all other Loan Documents.

     3. Reregistration of Shares. At any time and from time to time Pledgee may cause all or any of the Pledged Securities to be transferred into its name or into the name of its nominee or nominees.

     4. Reservation of Voting Rights. Upon the occurrence and during the continuance of an Event of Default, Pledgee shall be entitled (but shall not be obligated) to exercise any and all voting power with respect to the Pledged Securities. At all other times Pledgor shall be entitled to exercise in a manner not inconsistent with the provisions of this Agreement all voting power with respect to the Pledged Securities.

     5.    Preservation and Protection of Collateral.

     (a) Pledgee shall be under no duty or liability with respect to the collection, protection or preservation of the Pledged Securities, or otherwise, other than the obligation to deal with the Pledged Securities while in its possession in the same manner as Pledgee deals with similar securities or property for its own account.

     (b) Pledgor agrees to pay when due all taxes, charges, Liens and assessments against its respective Pledged Securities in which it has an interest, unless being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves have been established in accordance with GAAP and evidenced to the satisfaction of Pledgee and provided further that all enforcement proceedings in the nature of levy or foreclosure are effectively stayed. Upon the failure of Pledgor to so pay or contest such taxes, charges, Liens or assessments, Pledgee at its sole option may pay or contest any of them (Pledgee having the sole right to determine the legality or validity and the amount necessary to discharge such taxes, charges, Liens or assessments.)

     6. Additional Collateral Security. If, upon the dissolution or liquidation (in whole or in part) of any subsidiary listed on Schedule 1 hereto, any sum shall be paid upon or with respect to any of the Pledged Securities, such sum shall be paid over to Pledgee to be held by Pledgee as additional collateral security for the Obligations. In case any stock dividend shall be declared on any of the Pledged Securities, or any shares of stock or fractions thereof shall be issued pursuant to any stock split involving any of the Pledged Securities, or any distribution of capital shall be made on any of the Pledged Securities, or any property shall be distributed upon or with respect to the Pledged Securities pursuant to any recapitalization or reclassification of the capital of any subsidiary listed on Schedule 1 hereto, or pursuant to a reorganization thereof, the shares or other property so distributed shall be delivered to Pledgee as additional collateral security for the Obligations.

     7. Remedies in General. Upon the occurrence and during the continuance of an Event of Default, Pledgee shall have, without obligation to resort to other security or to recourse against any guarantor or other party secondarily liable, the right at any time and from time to time to sell, resell, assign and deliver, in Pledgee's discretion, all or any of the Pledged Securities, in one or more parcels at the same or different times, and all right, title, interest, claim and demand therein and right of redemption thereof, at public or private sale, for cash, upon credit or for immediate or future delivery, and at such price or prices and on such terms as Pledgee may determine, Pledgor hereby agreeing that upon any such sale any and all equity and right of redemption shall be automatically waived and released without any further action on the part of Pledgor, and in connection therewith Pledgee may grant options, all without any demand, advertisement or notice, all of which are hereby expressly waived. In the event of any such sale, Pledgee shall, at least 10 days before the sale, give Pledgor notice of its intention to sell which notice Pledgor agrees is reasonable. Upon each such sale, Pledgee or Pledgor may purchase all or any of the Pledged Securities being sold, free of any equity or right of redemption. The proceeds of each such sale shall be applied to the payment of all costs and expenses of every kind for sale or delivery, including reasonable compensation to the agents and attorneys of Pledgee, and all other expenses, liabilities and advances made or incurred by Pledgee in connection therewith, and after deducting such costs and expenses from the proceeds of sale, Pledgee shall apply any residue to the payment of the Obligations in such order as Pledgee may deem fit. The balance, if any, remaining after payment in full of the Obligations shall be paid over to Pledgor. Upon the occurrence and during the continuance of an Event of Default, Pledgee shall also have, without obligation to resort to other security or to recourse against any guarantor or other party secondarily liable and in addition to the other remedies provided in this Section 7, the right at any time and from time to time, but not the obligation, to exercise ownership of the Pledged Securities and to take all actions as may be permitted under applicable law.

     8. Certain Securities Law Undertakings. In the event Pledgee is permitted to sell any of the Pledged Securities pursuant to Section 7, upon the written request of Pledgee to cause any registration, qualification or compliance under any federal or state securities law or laws to be effected with respect to any of the Pledged Securities, Pledgor as soon as practicable and at its expense will use its best efforts to cause such registration, qualification or compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Securities. Pledgor will use its best efforts to cause Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof and will furnish or use its best efforts to cause to be furnished to Pledgee, without expense to Pledgee, such number of prospectuses or offering circulars and other documents incident thereto as Pledgee may from time to time reasonably request. Pledgor will indemnify and hold harmless Pledgee from and against any claims or liabilities caused by any untrue statement of a material fact or omission of a material fact required to be stated in any registration statement, offering circular or prospectus used in connection with such registration or compliance, or necessary to make the statements therein not misleading, except insofar as such claims or liabilities are caused by any untrue statement or omission based on or in conformity with any written statement supplied by Pledgee. If at any time when Pledgee shall determine to exercise its rights to sell all or any part of the Pledged Securities pursuant to Section 7, such Pledged Securities or the part thereof to be sold shall not, for any reason, be effectively registered under the Securities Act of 1933 (the "Securities Act"), Pledgee is hereby expressly authorized to sell such Pledged Securities or such part thereof by private sale in such manner and under such circumstances as Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event Pledgee: (a) may proceed to make such private sale whether or not a registration statement for the purpose of registering the Pledged Securities or such part thereof shall have been filed under the Securities Act; (b) may approach and negotiate with a restricted number of potential purchasers to effect such sale; and (c) may restrict such sale to a limited number of purchasers that meet certain requirements as to nature of business, level of sophistication and investment intention (including without limitation, to purchasers each of whom will represent and agree to the satisfaction of Pledgee that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities or part thereof). Pledgee may require Pledgor, and Pledgor hereby agrees upon the written request of Pledgee, to cause: (i) a legend or legends to be placed on the certificates to be delivered to such purchasers to the effect that the offering and sale of the Pledged Securities represented thereby have not been registered under the Securities Act and setting forth or referring to any required restrictions on the transferability of such Pledged Securities; (ii) the issuance of stop transfer instructions to the transfer agent of any subsidiary with respect to the Pledged Securities (or if such subsidiary transfers its own securities, a notation in the appropriate records of such subsidiary); and (iii) to be delivered to the purchasers a signed written agreement of Pledgor and such subsidiary, that such purchasers will be entitled to the rights of Pledgee under this Section 8. In addition, it is understood that any such purchasers may be required as a condition of any such sale to furnish a signed written agreement that the Pledged Securities will not be sold without registration or other compliance with the requirements of the Securities Act. In the event of any such sale, Pledgor hereby consents and agrees that Pledgee shall not incur any responsibility or liability for selling all or any part of the Pledged Securities at a price which, Pledgee in its absolute discretion, may deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were public and deferred until after registration as aforesaid.

     9. Rights and Remedies Cumulative; Indemnities. The rights, powers and remedies provided herein in favor of Pledgee shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other rights and remedies in favor of Pledgee existing at law or in equity, including without limitation all the rights, powers and remedies available to a secured party under the Uniform Commercial Code as in effect in the Commonwealth of Pennsylvania or any other appropriate jurisdiction. Pledgor shall indemnify and save harmless Pledgee from and against any and all liabilities, losses and damages which it may incur in the exercise or performance of any of its rights, powers or remedies set forth herein; provided, however, that Pledgor shall not have any obligation to indemnify any such indemnitee against any liability, loss or damage resulting from such indemnitee's own gross negligence or bad faith.

     10. Right to Execute Endorsements. Pledgee shall have the right, for and in the name, place and stead of Pledgor and acting as its attorney-in-fact if necessary, to execute endorsements, assignments and other instruments of conveyance or transfer with respect to all or any of the Pledged Securities whenever any such execution is required or permitted hereunder.

     11. No Waiver; Amendments. No delay on the part of Pledgee in exercising any of its options, powers or rights, and no partial or single exercise thereof, shall constitute a waiver thereof or of any other option, power or right. None of the terms and conditions of this Agreement may be amended, modified or waived orally but only in a writing signed by Pledgee and Pledgor.

     12. Termination of Agreement; Return of Collateral. Should this Agreement become temporarily inoperative for any reason (including without limitation the payment of all the Obligations) prior to the Credit Termination Date (as defined in the Credit Agreement), this Agreement shall nevertheless continue in effect through the Credit Termination Date to secure the payment and performance of all future Obligations whenever and as often as they may arise hereunder or under the Credit Agreement, the Security Agreement, Notes or any other Loan Document. However, upon the full payment and performance of all the Obligations and the termination of the Credit Agreement, the Security Agreement, and Notes, this Agreement shall expire and Pledgor (except to the extent otherwise contemplated hereby) shall be entitled to the return of all of its respective Pledged Securities and other property and cash held in pledge hereunder which have not been used or applied to the payment of the Obligations.

     13. Further Assurances; Immunities. With respect to the Pledged Securities and any security interest of Pledgee therein, Pledgor agrees to do, file, record, make, execute and deliver all such acts, deeds, things, notices and instruments as may be necessary or desirable in the opinion of Pledgee in order to vest more fully in and assure to Pledgee the security interests in the Pledged Securities created hereby or intended so to be and the enforcement and realization of all of the benefits of the rights, remedies and powers of Pledgee hereunder relating to the Pledged Securities. Without limiting the generality of the foregoing, if at any time hereafter, whether or not due to any change in circumstances (including without limitation any change in applicable law or any decision hereafter made by a court construing any applicable law), it is, in the opinion of counsel for Pledgee, necessary or desirable to file or record this Agreement or any financing statement or other instrument relating hereto, Pledgor agrees to pay all fees, costs and expenses of such recording or filing and to execute and deliver any instruments which may be necessary or appropriate to make such filing or recording effective. Pledgor hereby irrevocably appoints Pledgee its attorney-in-fact to perform, in Pledgor's name or Pledgee's name or otherwise, any and all acts, including without limitation the signing and filing of financing statements and amendments thereto, which Pledgee may deem necessary or appropriate to effect and continue the security interests created hereby or intended so to be or otherwise to preserve and protect the Pledged Securities and the security interest of Pledgee therein, but nothing herein contained or otherwise shall require Pledgee to take any such action. The duty of Pledgee in respect of the Pledged Securities shall be strictly confined to one of reasonable care in the custody of the certificates therefor so long as they are in the custody of Pledgee. Without limiting the generality of the preceding sentence, Pledgee shall not be under any duty to anyone to send any notices, perform any services, vote, exercise any options or elections with respect to, pay any taxes or charges associated with, or otherwise take any action of any kind with respect to, any of the Pledged Securities.

     14. Transfers of Interest. Pledgee may transfer its interest in the Pledged Securities, or any part thereof, to any replacement or successor agent under the Credit Agreement, who shall thereupon become vested with all the rights, remedies, powers, security interests and liens herein granted to Pledgee in respect of the Pledged Securities or the transferred part thereof, subject, however, to the restrictions contained herein.

     15. Expenses. Pledgor agrees that the Pledged Securities secure, and further agrees to pay on demand, all reasonable expenses (including but not limited to attorneys' fees and costs for legal services, costs of insurance and payments of taxes or other charges) of, or incidental to, the custody, care, sale or realization on any of the Pledged Securities or in any way relating to the enforcement or protection of the rights of Pledgee hereunder.

     16. Notices. All notices, requests, demands, directions, declarations and other communications provided for herein shall be in writing (including telegraphic and facsimile communication) and shall be mailed by registered or certified mail, return receipt requested, or telecopied or delivered in hand to the applicable party at its address indicated below, or, as to each party, at such other address as shall hereafter be designated by such party in a written notice to the others complying as to delivery with the terms of this Section. Each such notice, request, demand, direction, declaration or other communication shall, if mailed, be effective when deposited in the mails, postage prepaid, addressed as aforesaid, and shall, if sent by telegram or facsimile (telecopier) or delivered in hand or by overnight courier, be effective when received.

          If to Pledgor:    ePlus inc.
                            400 Herndon Parkway
                            Herndon, Virginia 20170
                            Attention: George W. Fox, Jr.
                            Telecopy: (703) 834-5718


          With a Copy To:   Michael E. Geltner & Associates
                            Number 10 E. Street, S.E.
                            Washington, D.C. 20003
                            Attention: Michael E. Geltner
                            Telecopy: (202) 547-1138

          If to Pledgee:    National City Bank
                            Transportation, Equipment & Lease Finance Group
                            One South Broad Street, 13th Floor, Loc. 01-5997
                            Philadelphia, PA 19107
                            Attention: Michael J. Labrum, Senior Vice President
                            Telecopy: (267) 256-4001

          With a Copy To:   Morgan, Lewis & Bockius LLP
                            1701 Market Street
                            Philadelphia, PA 19103
                            Attention: Michael J. Pedrick
                            Telecopy: (215) 963-5001

     17. Governing Law; Consent to Jurisdiction. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania. Pledgor hereby consents to the jurisdiction of the courts of the Commonwealth of Pennsylvania in any action or proceeding which may be brought against Pledgor under or in connection with this Agreement or any of the transactions contemplated hereby or to enforce any undertaking contained herein, and in the event any such action or proceeding shall be brought against it, Pledgor agrees not to raise any objection to such jurisdiction or to the laying of the venue thereof in Pennsylvania, and further agrees that service of process in any such action or proceeding may be duly effected upon Pledgor by service in accordance with the provisions of the Uniform Interstate and International Procedure Act as in effect in Pennsylvania.

     18. Certain Waivers; Integration. Pledgor hereby waives notice of any and all defaults on the part of the Borrowers under the Credit Agreement, Security Agreement, Notes or other Loan Documents. Pledgor further waives presentment for payment, protest, dishonor and notice of dishonor and of protest with respect to the Notes. This Agreement states the entire agreement of the parties concerning the subject matter hereof, and it is acknowledged that there are no customs, usages, representations, or assurances referring to the subject matter hereof, and no inducements leading to the execution or delivery hereof, other than those expressed herein.

     19. Counterparts. This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

     20. Miscellaneous. This Agreement shall bind and inure to the benefit of Pledgor and Pledgee and their respective successors and assigns, except that Pledgor shall not have the right to assign any of its rights hereunder or interests herein without the written consent of Pledgee. No persons other than Pledgor, Pledgee and the other Banks, and the assignees of Pledgee and the other Banks are intended to be benefited hereby or shall have any rights hereunder, as third-party beneficiaries or otherwise. Pledgor acknowledges that this Agreement and the obligations of Pledgor hereunder and the security created or intended to be created hereby have constituted, and were intended by Pledgor to constitute, a material inducement to Pledgee and the Banks to execute and deliver the Credit Agreement (which will inure to the direct and immediate benefit of Pledgor as a Borrower under such Credit Agreement), knowing that Pledgee and the Banks will rely upon this Agreement. Pledgor intends this to be a sealed instrument and to be legally bound hereby. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remainder of this Agreement or the validity or enforceability of such provision in any other jurisdiction. Words of any gender herein shall include any other genders, and the singular shall include the plural and vice versa, whenever the same is necessary to produce a fair and meaningful construction.


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned has executed this Pledge Agreement as of the day and year first above written.



                                               ePlus inc.



                                             By: /s/KLEYTON L. PARKHURST
                                             ----------------------------------
                                             Name: Kleyton L. Parkhurst
                                             Title: Senior Vice President

                                   SCHEDULE 1
                                       TO
                                PLEDGE AGREEMENT


                   Pledged Shares Owned and Pledged by Pledgor

                           Number of       Class of           Stock Certificate
Stock Issuer               Shares           Stock                    Nos.
------------               ------           -----                    ----

ePlus Group, inc.           1000            Common                    10

ePlus Government, inc.       500            Common                     1

ePlus Capital inc.           500            Common                     2

ePlus Technology, inc.       100            Common                     1

                                                                       EXHIBIT G

                             Compliance Certificate

     The undersigned officers of ePlus inc., ePlus Group, inc., ePlus Government, inc., and ePlus Capital inc. (each a "Borrower" and collectively the "Borrowers") each hereby certify to National City Bank, as Administrative Agent for itself and each of the Banks now or hereafter party to the Credit Agreement (defined below) that as such officers they are authorized to execute this certificate on behalf of each respective Borrower and do further certify that:

     1. Each Borrower has complied and is in compliance with all covenants, agreements and conditions in the Credit Agreement and each other Loan Document at the date hereof.

     2. Each representation and warranty contained in the Credit Agreement and each other Loan Document is true and correct at the date hereof.

     3. No Event of Default or Potential Default under the Credit Agreement or any other Loan Document exists at the date hereof.

     4. No Material Adverse Change has occurred since the date of the Credit Agreement.

     5. The covenant compliance calculations set forth in Attachment 1 hereto are true and correct at the dates specified.

     The term "Credit Agreement" means that certain Credit Agreement, dated as of January 19, 2001, as amended and restated by the Second Amended and Restated Credit Agreement on July 21, 2003, among the Borrowers and certain banking institutions named therein with National City Bank, as Administrative Agent, as said credit agreement shall have been amended, restated, supplemented, or replaced through the date of this certificate. Terms not defined herein to have the meanings defined in the Credit Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate in their capacity as an officer of ePlus inc., ePlus Group, inc., ePlus Government, inc. and ePlus Capital, inc. this ___ day of _____________, ______.


                                              ePLUS inc.


                                             By:
                                             Name:
                                             Title:

                                             ePLUS Group, inc.


                                             By:
                                             Name:
                                             Title:

                                             ePLUS Government, inc.


                                             By:
                                             Name:
                                             Title:

                                             ePLUS Capital, inc.


                                             By:
                                             Name:
                                             Title:

                                                                ATTACHMENT NO. 1
                                                       TO COMPLIANCE CERTIFICATE

COVENANT COMPLIANCE CALCULATIONS
ePlus inc.
ePlus Group, inc.
ePlus Government, inc.
ePlus Capital inc.
for the (quarter, year) _____________
ending _______________


1.   ss.6.4 Guarantees.

     Borrowers as a group shall not guarantee or otherwise in any way become or be responsible for indebtedness or obligations (including working capital maintenance, take-or-pay contracts) of any other Person (including but not limited to any Subsidiary of any Borrower), contingently or otherwise, in any amounts that would exceed an aggregate of $15,000,000 for all Borrowers and their Subsidiaries taken as a group.

                                    Calculation:

2. ss. 7.1 Maximum Recourse Leverage. The ratio of Total Recourse Funded Debt to Tangible Net Worth of ePlus inc. and its Subsidiaries on a consolidated basis will not at any time exceed 3.00:1.

                                    Calculation:

3. ss. 7.2 Maximum Recourse Debt to EBITDA. The ratio of Total Recourse Funded Debt to EBITDA of ePlus inc. and its Subsidiaries on a consolidated basis for the four (4) most recently ended consecutive Fiscal Quarters will not at any time exceed 3.00:1.

                                    Calculation:

4. ss. 7.3 Interest Coverage Ratio.The ratio of EBIT to interest expense of ePlus inc. and its Subsidiaries on a consolidated basis for the four (4) most recently ended consecutive Fiscal Quarters will not at any time be less than 1.75.

                                    Calculation:

5. ss. 7.4 Minimum Net Worth. Net Worth of ePlus inc. and its Subsidiaries on a consolidated basis will not at any time be less than the sum of (i) 90% of consolidated GAAP Net Worth on December 31, 2002, (ii) seventy-five percent (75%) of Net Income for each Fiscal Quarter ending after December 31, 2002 without deduction for any net losses, (iii) one hundred percent (100%) of the net proceeds from any sale of equity securities after the date of this Agreement, and (iv) one hundred percent (100%) of the fair value of any equity securities issued after the date of this Agreement in connection with any acquisition permitted hereunder or by waiver hereto.

                                    Calculation:

6.   ss. 7.5 Borrowing Base

     The aggregate principal amount of Loans outstanding shall not at any time exceed the Borrowing Base or the Aggregate Loan Commitment, whichever is less; provided, however, that this covenant shall not be deemed breached if, at the time such aggregate amount exceeds said level, within four Business Days after the earlier of the date any Borrower first has knowledge of such excess or the date of the next Borrowing Base Certificate disclosing the existence of such excess, a prepayment of Loans shall be made in an amount sufficient to assure continued compliance with this covenant in the future.

                                    Calculation:


7. ss.7.6 Delinquency of Portfolio. The delinquency will not exceed the following:

     (a) Asset Management Contracts. In the case of accounts receivable pertaining to Asset Management Contracts, the aggregate amount of accounts receivable which are more than 120 days past due will not exceed five percent (5%) of the aggregate amount of all such accounts receivable. Notwithstanding the Borrowers' internal record keeping procedures, an account receivable shall not be deemed to be more than 120 days past due with respect to any individual Asset Management Contract until 120 days shall have elapsed following the date such contract was executed, delivered and made effective. For purposes of this calculation, contracts that have been amended or otherwise modified or waived in order to cure any delinquency shall be deemed to be delinquent in their entireties.

     (b) Buy-Sell Contracts. In the case of accounts receivable pertaining to Buy-Sell Contracts, the aggregate amount of accounts receivable which are more than 60 days past due will not exceed five percent (5%) of the aggregate amount of all such accounts receivable. An account receivable pertaining to Buy-Sell Contracts shall be deemed to be more than 60 days past due with respect to any individual contract if it is 60 days past due as specified in the applicable contract. For purposes of this calculation, contracts that have been amended or otherwise modified or waived in order to cure any delinquency shall be deemed to be delinquent in their entireties.

     (c) Lease Portfolio. In the case of accounts receivable pertaining to lease agreements, the aggregate amount of accounts receivable which are more than 90 days past due will not exceed five percent (5%) of the aggregate amount of all such accounts receivable. An account receivable pertaining to a lease agreement shall be deemed to be more than 90 days past due with respect to any individual agreement if it is 90 days past due as specified in the applicable agreement. For purposes of this calculation, leases that have been amended or otherwise modified or waived in order to cure any delinquency shall be deemed to be delinquent in their entireties.

                                                                       EXHIBIT H





                                               Accounts Receivable Aging Report
                                                    Date:________________

------------------------------------------------------ ------------ ------------- ----------- ----------- ----------- -----------
                                                       Current      1-30 days     31-60 days  61-90 days  91-120      120+ days
                                                                                                          days
------------------------------------------------------ ------------ ------------- ----------- ----------- ----------- -----------
Buy/Sell Contract-Related Receivables
------------------------------------------------------ ------------ ------------- ----------- ----------- ----------- -----------
Lease Portfolio (includes direct finance and
operating leases)
------------------------------------------------------ ------------ ------------- ----------- ----------- ----------- -----------
Invoiced AMC-Related Receivables*
------------------------------------------------------ ------------ ------------- ----------- ----------- ----------- -----------
TOTAL
------------------------------------------------------ ------------ ------------- ----------- ----------- ----------- -----------

------------------------------------------------------ ------------ ------------- ----------- ----------- ----------- -----------
AMC Receivables less than 120 days
------------------------------------------------------ ------------ ------------- ----------- ----------- ----------- -----------
AMC Receivables over 120 days
------------------------------------------------------ ------------ ------------- ----------- ----------- ----------- -----------
TOTAL AMC Receivables
------------------------------------------------------ ------------ ------------- ----------- ----------- ----------- -----------



* AMC contracts which have been invoiced for payment.

                                                                       EXHIBIT I


                           Quarterly Inventory Report
                              Date: ______________

                                 TOTAL INVENTORY

                                                              Dollar Amount
ePlus Group    New equipment to be placed under lease         $________________
ePlus Group    Used Off-Lease Equipment                       $________________
ePlus Group    Used Equipment from the Buy/Sell Business      $________________
                                                              $----------------




               TOTAL INVENTORY                                $________________

               Inventory amount written off since previous
               quarter                                        $________________
               Total amount of equipment in inventory for
               over 90 days.                                  $________________

                                                                       EXHIBIT J

                                 Residual Report
                                Date: __________


                                                       Inception Through Date
                                                       ----------------------

Lessee Purchase Revenues
Broker Sales
Renewal Revenue
Early Term Revenues
Casualty Value/Settlement Fees

         Total Net Remarketing Revenue
         -----------------------------
         Original Residual Value - Unimpaired

Remarketing Profit

Realization over Original Residual Value